File No. 2-84105
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                [ X ]

     Pre-Effective Amendment No.                                       [  ]


     Post-Effective Amendment No. 19                                   [ X ]


                                   and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        [ X ]


     Amendment No. 19                                                  [ X ]



                      (Check appropriate box or boxes.)

                DREYFUS CALIFORNIA TAX EXEMPT BOND FUND, INC.
             (Exact Name of Registrant as Specified in Charter)


           c/o The Dreyfus Corporation
           200 Park Avenue, New York, New York          10166
           (Address of Principal Executive Offices)     (Zip Code)


     Registrant's Telephone Number, including Area Code: (212) 922-6000

                         Daniel C. Maclean III, Esq.
                               200 Park Avenue
                          New York, New York 10166
                   (Name and Address of Agent for Service)


It is proposed that this filing will become effective (check appropriate box)


           immediately upon filing pursuant to paragraph (b)
     ----
      X    on October 1, 1995 pursuant to paragraph (b)
     ----
           60 days after filing pursuant to paragraph (a)(i)
     ----
           on     (date)      pursuant to paragraph (a)(i)
     ----
           75 days after filing pursuant to paragraph (a)(ii)
     ----
           on     (date)      pursuant to paragraph (a)(ii) of Rule 485
     ----


If appropriate, check the following box:

           this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
     ----


     Registrant has registered an indefinite number of shares of its common stock under the Securities Act of 1933 pursuant to Section 24(f) of the Investment Company Act of 1940. Registrant's Rule 24f-2 Notice for the fiscal year ended May 31, 1995 was filed on July 24, 1995.




                DREYFUS CALIFORNIA TAX EXEMPT BOND FUND, INC.
                Cross-Reference Sheet Pursuant to Rule 495(a)


Items in
Part A of
Form N-1A      Caption                                       Page
_________      _______                                       ____


   1           Cover Page                                     Cover

   2           Synopsis                                       3

   3           Condensed Financial Information                3

   4           General Description of Registrant              4

   5           Management of the Fund                         12

   5(a)        Management's Discussion of Fund's Performance  *

   6           Capital Stock and Other Securities             22

   7           Purchase of Securities Being Offered           13

   8           Redemption or Repurchase                       17

   9           Pending Legal Proceedings                      *



Items in
Part B of
Form N-1A
---------


   10          Cover Page                                     Cover

   11          Table of Contents                              Cover

   12          General Information and History                *

   13          Investment Objectives and Policies             B-2

   14          Management of the Fund                         B-9

   15          Control Persons and Principal                  B-9
               Holders of Securities

   16          Investment Advisory and Other                  B-13
               Services


_____________________________________

NOTE:  * Omitted since answer is negative or inapplicable.


                DREYFUS CALIFORNIA TAX EXEMPT BOND FUND, INC.
          Cross-Reference Sheet Pursuant to Rule 495(a) (continued)


Items in
Part B of
Form N-1A      Caption                                        Page
_________      _______                                        _____


   17          Brokerage Allocation                           B-22

   18          Capital Stock and Other Securities             B-25

   19          Purchase, Redemption and Pricing               B-16, B-17,
               of Securities Being Offered                    B-21

   20          Tax Status                                     B-22

   21          Underwriters                                   B-16

   22          Calculations of Performance Data               B-24

   23          Financial Statements                           B-47



Items in
Part C of
Form N-1A
_________


   24          Financial Statements and Exhibits              C-1

   25          Persons Controlled by or Under                 C-3
               Common Control with Registrant

   26          Number of Holders of Securities                C-3

   27          Indemnification                                C-3

   28          Business and Other Connections of              C-4
               Investment Adviser

   29          Principal Underwriters                         C-11

   30          Location of Accounts and Records               C-14

   31          Management Services                            C-14

   32          Undertakings                                   C-14



_____________________________________

NOTE:  * Omitted since answer is negative or inapplicable.

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PROSPECTUS                                                 OCTOBER 1, 1995


                 DREYFUS CALIFORNIA TAX EXEMPT BOND FUND, INC.
-------------------------------------------------------------------------
        DREYFUS CALIFORNIA TAX EXEMPT BOND FUND, INC. (THE "FUND") IS AN OPEN-END, NON-DIVERSIFIED, MANAGEMENT INVESTMENT COMPANY, KNOWN AS A MUNICIPAL BOND FUND. ITS GOAL IS TO PROVIDE YOU WITH THE MAXIMUM AMOUNT OF CURRENT INCOME EXEMPT FROM FEDERAL AND STATE OF CALIFORNIA INCOME TAXES AS IS CONSISTENT WITH THE PRESERVATION OF CAPITAL.
        YOU CAN INVEST, REINVEST OR REDEEM SHARES AT ANY TIME WITHOUT CHARGE OR PENALTY.
        THE FUND PROVIDES FREE REDEMPTION CHECKS, WHICH YOU CAN USE IN AMOUNTS OF $500 OR MORE FOR CASH OR TO PAY BILLS. YOU CONTINUE TO EARN INCOME ON THE AMOUNT OF THE CHECK UNTIL IT CLEARS. YOU CAN PURCHASE OR REDEEM SHARES BY TELEPHONE USING DREYFUS TELETRANSFER.
        THE DREYFUS CORPORATION PROFESSIONALLY MANAGES THE FUND'S PORTFOLIO. THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT THE FUND THAT
YOU SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.


        THE STATEMENT OF ADDITIONAL INFORMATION, DATED OCTOBER 1, 1995, WHICH MAY BE REVISED FROM TIME TO TIME, PROVIDES A FURTHER DISCUSSION OF CERTAIN AREAS IN THIS PROSPECTUS AND OTHER MATTERS WHICH MAY BE OF INTEREST TO SOME INVESTORS. IT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED HEREIN BY REFERENCE. FOR A FREE COPY, WRITE TO THE FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR CALL 1-800-645-6561. WHEN TELEPHONING, ASK FOR OPERATOR 144.


        MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. THE NET ASSET VALUE OF FUNDS OF THIS TYPE WILL FLUCTUATE FROM TIME TO TIME.
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                                      TABLE OF CONTENTS
                                                                       Page


            Annual Fund Operating Expenses....................            3
            Condensed Financial Information...................            3
            Description of the Fund...........................            4
            Management of the Fund............................           12
            How to Buy Fund Shares............................           13
            Shareholder Services..............................           14
            How to Redeem Fund Shares.........................           17
            Shareholder Services Plan.........................           20
            Dividends, Distributions and Taxes................           20
            Performance Information...........................           21
            General Information...............................           22


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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
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This Page Intentionally Left Blank
      Page 2


                       ANNUAL FUND OPERATING EXPENSES
                (as a percentage of average daily net assets)
    Management Fees ...........................................................................                .60%
    Other Expenses.............................................................................                .11%
    Total Fund Operating Expenses .............................................................                .71%
EXAMPLE:                                         1 YEAR         3 YEARS       5 YEARS         10 YEARS
    You would pay the following expenses
    on a $1,000 investment, assuming
    (1) 5% annual return and (2) redemption at
    the end of each time period:                   $7             $23            $40            $88



-------------------------------------------------------------------------
        THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.
-------------------------------------------------------------------------


        The purpose of the foregoing table is to assist you in understanding the costs and expenses borne by the Fund, and therefore indirectly by investors, the payment of which will reduce investors' annual return. You can purchase Fund shares without charge directly from the Fund's distributor; you may be charged a nominal fee if you effect transactions in Fund shares through a securities dealer, bank or other financial institution. See "Management of the Fund" and "Shareholder Services Plan."


                   CONDENSED FINANCIAL INFORMATION
        The information in the following table has been audited by Ernst & Young, the Fund's independent auditors, whose report thereon appears in the Statement of Additional Information. Further financial data and related notes are included in the Statement of Additional Information, available upon request.



                         FINANCIAL HIGHLIGHTS
        Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Fund's financial statements.
                                                                   FISCAL YEAR ENDED MAY 31,
                                             __________________________________________________________________________________
                                            1986     1987     1988     1989     1990     1991     1992    1993     1994     1995
                                            -----    ----     ----     ----     ----     ----     -----   ----     ----     ----
PER SHARE DATA:
 Net asset value, beginning of year       $13.87  $14.70    $14.45   $14.15  $14.60   $14.43   $14.66   $14.82   $15.34   $14.59
                                           -----   ------    -----   -----    -----   -----    -----   ------   ------   ------
 INVESTMENT OPERATIONS:
 Investment income-net........              1.12    1.08      1.07     1.05    1.03      .99      .93      .89      .84      .82
 Net realized and unrealized gain (loss)
  on investments..................           .83    (.25)     (.30)     .45    (.17)     .23      .20      .66     (.57)      --
                                           -----   ------    -----   -----    -----    -----    -----   ------   ------   ------
  TOTAL FROM INVESTMENT OPERATIONS....      1.95     .83       .77     1.50     .86     1.22     1.13     1.55      .27      .82
                                           -----   ------    -----   -----    -----    -----    -----   ------   ------   ------
 DISTRIBUTIONS:
 Dividends from investment income-net....  (1.12)  (1.08)    (1.07)   (1.05)  (1.03)    (.99)    (.93)    (.88)    (.85)    (.82)
 Dividends from net realized
  gain on investment..........                --       --      --      --      --        --      (.04)    (.15)    (.17)    (.05)
                                           -----   ------    -----   -----    -----    -----    -----   ------   ------   ------
 TOTAL DISTRIBUTIONS..........             (1.12)  (1.08)    (1.07)   (1.05)  (1.03)    (.99)    (.97)   (1.03)   (1.02)    (.87)
                                           -----   ------    -----   -----    -----    -----    -----   ------   ------   ------
 Net asset value, end of year.            $14.70  $14.45    $14.15   $14.60  $14.43   $14.66   $14.82   $15.34   $14.59   $14.54
                                           ====== ======    ======   =======  ======   ======   =======  =====   ======= = =====
TOTALINVESTMENTRETURN                      14.63%   5.42%     5.53%   10.99%   6.10%    8.75%    7.90%1   0.89%    1.58%    5.93%
RATIOS / SUPPLEMENTALDATA:
 Ratio of expenses to average net assets...  .72%    .70%      .71%     .70%    .69%     .69%     .68%     .69%     .70%     .71%
 Ratio of net investment income to average
  net assets...................             7.85%   7.08%     7.37%    7.32%   7.10%    6.82%    6.32%    5.88%    5.46%    5.77%
 Portfolio Turnover Rate......             19.49%  31.60%    60.34%   40.47%  35.44%   55.82%   45.58%   41.40%   28.14%   39.85%
 Net Assets, end of year
  (000's omitted)...  $973,403 $1,175,026 $1,175,059 $1,385,455 $1,497,552 $1,629,837 $1,175,880 $1,834,956 $1,658,782 $1,557,754
        Further information about the Fund's performance is contained in the
Fund's annual report, which may be obtained without charge by writing to the address or calling the number set forth on the cover page of this Prospectus.


         Page 3
                            DESCRIPTION OF THE FUND
INVESTMENT OBJECTIVE - The Fund's goal is to provide you with the maximum amount of current income exempt from Federal and State of California income taxes as is consistent with the preservation of capital. To accomplish this goal, the Fund invests primarily in the debt securities of the State of California, its political subdivisions, authorities and corporations, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal and State of California personal income taxes (collectively, "California Municipal Obligations"). To the extent acceptable California Municipal Obligations are at any time unavailable for investment by the Fund, the Fund will invest temporarily in other debt securities the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal, but not State of California, income tax. The Fund's investment objective cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940) of the Fund's outstanding voting shares. There can be no assurance that the Fund's investment objective will be achieved.
MUNICIPAL OBLIGATIONS - Debt securities the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal income tax ("Municipal Obligations") generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal Obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax exempt industrial development bonds, in most cases, are revenue bonds that generally do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal Obligations include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities. Municipal Obligations bear fixed, floating or variable rates of interest, which are determined in some instances by formulas under which the Municipal Obligation's interest rate will change directly or inversely to changes in interest rates or an index, or multiples thereof, in many cases subject to a maximum and minimum. Certain Municipal Obligations are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related Municipal Obligation and purchased and sold separately.


MANAGEMENT POLICIES - It is a fundamental policy of the Fund that it will invest at least 80% of the value of its net assets (except when maintaining a temporary defensive position) in Municipal Obligations. At least 65% of the value of the Fund's net assets (except when maintaining a temporary defensive position) will be invested in bonds, debentures and other debt instruments. Under normal circumstances, at least 65% of the Fund's net assets will be invested in California Municipal Obligations and the remainder may be invested in securities that are not California Municipal Obligations and therefore may be subject to California income taxes. See "Risk Factors-Investing in California Municipal Obligations" below, and "Dividends, Distributions and Taxes."


        At least 80% of the value of the Fund's net assets must consist of Municipal Obligations which, in the case of bonds, are rated no lower than Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard &
Poor's Corporation ("S&P") or Fitch Investors Service, Inc. ("Fitch"). The Fund may invest up to 20% of the value of its net assets in Municipal Obligations which, in the case of bonds, are
       Page 4
rated lower than Baa by Moody's and BBB by S&P and Fitch and as low as the lowest rating assigned by Moody's, S&P or Fitch, but it currently is the intention of the Fund that this portion of the Fund's portfolio be invested primarily in Municipal Obligations rated no lower than Baa by Moody's or BBB by S&P or Fitch. The Fund may invest in short-term Municipal Obligations which are rated in the two highest rating categories by Moody's, S&P or Fitch. See "Appendix B" in the Statement of Additional Information. Municipal Obligations rated BBB by S&P or Fitch or Baa by Moody's are considered investment grade obligations; those rated BBB by S&P and Fitch are regarded as having an adequate capacity to pay principal and interest, while those rated Baa by Moody's are considered medium grade obligations which lack outstanding investment characteristics and have speculative characteristics. Investments rated Ba or lower by Moody's and BB or lower by S&P and Fitch ordinarily provide higher yields but involve greater risk because of their speculative characteristics. The Fund may invest in Municipal Obligations rated C by Moody's or D by S&P or Fitch, which is such rating organizations' lowest rating and indicates that the Municipal Obligation is in default and interest and/or repayment of principal is in arrears. See "Risk Factors _ Lower Rated Bonds" below for a further discussion of certain risks. The Fund also may invest in securities which, while not rated, are determined by The Dreyfus Corporation to be of comparable quality to the rated securities in which the Fund may invest; for purposes of the 80% requirement described above, such unrated securities shall be deemed to have the rating so determined. The Fund also may invest in Taxable Investments of the quality described below.
        The Fund may invest more than 25% of the value of its total assets in Municipal Obligations which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects. As a result, the Fund may be subject to greater risk as compared to a fund that does not follow this practice.
        From time to time, the Fund may invest more than 25% of the value of its total assets in industrial development bonds which, although issued by industrial development authorities, may be backed only by the assets and revenues of the non-governmental users. Interest on Municipal Obligations (including certain industrial development bonds) which are specified private activity bonds, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), issued after August 7, 1986, while exempt from Federal income tax, is a preference item for the purpose of the alternative minimum tax. Where a regulated investment company receives such interest, a proportionate share of any exempt-interest dividend paid by the investment company may be treated as such a preference item to shareholders. The Fund will invest no more than 20% of the value of its net assets in Municipal Obligations the interest from which gives rise to a preference item for the purpose of the alternative minimum tax and, except for temporary defensive purposes, in other investments subject to Federal income tax.


        The Fund also may purchase floating and variable rate demand notes and bonds, which are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time, or at specified intervals. Variable rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, at varying rates of interest which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these obligations fluctuate from time to time. These obligations permit daily changes in the amount borrowed. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Use of letters of credit or other credit support arrangements will not adversely affect the tax exempt status of these obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established
       Page 5
secondary market for these obligations, although they are redeemable at face value plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by the Fund will meet the quality criteria established for the purchase of Municipal Obligations. The Dreyfus Corporation, on behalf of the Fund, will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations in the Fund's portfolio.


        The Fund may purchase from financial institutions participation interests in Municipal Obligations (such as industrial development bonds and municipal lease/purchase agreements). A participation interest gives the Fund an undivided interest in the Municipal Obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Obligation. These instruments may have fixed, floating or variable rates of interest. If the participation interest is unrated, it will be backed by an irrevocable letter of credit or guarantee of a bank that the Board of Directors has determined meets the prescribed quality standards for banks set forth below, or the payment obligation otherwise will be collateralized by U.S. Government securities. For certain participation interests, the Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of the Fund's participation interest in the Municipal Obligation, plus accrued interest. As to these instruments, the Fund intends to exercise its right to demand payment only upon a default under the terms of the Municipal Obligation, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio.


        The Fund may purchase custodial receipts representing the right to receive certain future principal and interest payments on Municipal Obligations which underlie the custodial receipts. A number of different arrangements are possible. In a typical custodial receipt arrangement, an issuer or a third party owner of Municipal Obligations deposits such obligations with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying Municipal Obligations. One class has the characteristics of a typical auction rate security, where at specified intervals its interest rate is adjusted, and ownership changes, based on an auction mechanism. This class's interest rate generally is expected to be below the coupon rate of the underlying Municipal Obligations and generally is at a level comparable to that of a Municipal Obligation of similar quality and having a maturity equal to the period between interest rate adjustments. The second class bears interest at a rate that exceeds the interest rate typically borne by a security of comparable quality and maturity; this rate also is adjusted, but in this case inversely to changes in the rate of interest of the first class. If the interest rate on the first class exceeds the coupon rate of the underlying Municipal Obligations, its interest rate will exceed the rate paid on the second class. In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying Municipal Obligations. The value of the second class and similar securities should be expected to fluctuate more than the value of a Municipal Obligation of comparable quality and maturity and their purchase by the Fund should increase the volatility of its net asset value and, thus, its price per share. These custodial receipts are sold in private placements. The Fund also may purchase directly from issuers, and not in a private placement, Municipal Obligations having characteristics similar to custodial receipts. These securities may be issued as part of a multi-class offering and the interest rate on certain classes may be subject to a cap or floor.


        The Fund may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. Such securities may include securities that are not readily marketable, such as certain securities that
       Page 6
are subject to legal or contractual restrictions on resale, and repurchase agreements providing for settlement in more than seven days after notice. As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected.


        The Fund may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, the Fund obligates a broker, dealer or bank to repurchase, at the Fund's option, specified securities at a specified price and, in this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand. The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The Fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying Municipal Obligation and similarly decreasing such security's yield to investors. The Fund also may acquire call options on specific Municipal Obligations. The Fund generally would purchase these call options to protect the Fund from the issuer of the related Municipal Obligation redeeming, or other holder of the call option from calling away, the Municipal Obligation before maturity. The sale by the Fund of a call option that it owns on a specific Municipal Obligation could result in the receipt of taxable income by the Fund.
        The Fund may purchase tender option bonds. A tender option bond is a Municipal Obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the Municipal Obligation's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate. The Dreyfus Corporation, on behalf of the Fund, will consider on an ongoing basis the creditworthiness of the issuers of the underlying Municipal Obligation, of any custodian and of the third party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying Municipal Obligations and for other reasons. The Fund will not invest more than 15% of the value of its net assets in securities that are illiquid, which would include tender option bonds as to which it cannot exercise the tender feature on not more than seven days' notice if there is no secondary market available for these obligations.
        The Fund may invest in zero coupon securities which are debt securities issued or sold at a discount from their face value which do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date (or cash payment date). The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Zero coupon securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. The market prices of zero coupon securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit qualities. The Fund may invest up to 5% of its assets in
        Page 7
zero coupon bonds which are rated below investment grade. See "Risk Factors-Lower Rated Bonds" and "Other Investment Considerations" below, and "Investment Objective and Management Policies-Risk Factors-Lower Rated Bonds" and "Dividends, Distributions and Taxes" in the Statement of Additional Information.
        From time to time, the Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Such loans may not exceed 331/3% of the Fund's total assets. In connection with such loans, the Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Fund can increase its income through the investment of such collateral. The Fund continues to be entitled to payments in amounts equal to the interest or other distributions payable on the loaned security and receives interest on the amount of the loan. Such loans will be terminable at any time upon specified notice. The Fund might experience risk of loss if the institutions with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.
        From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the Fund's net assets) or for temporary defensive purposes, the Fund may invest in taxable short-term investments ("Taxable Investments") consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of Moody's, S&P or Fitch; obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated not lower than P-l by Moody's, A-l by S&P or F-l by Fitch; certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of one billion dollars or more; time deposits; bankers' acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing. Dividends paid by the Fund that are attributable to income earned by the Fund from Taxable Investments will be taxable to investors. See "Dividends, Distributions and Taxes." Except for temporary defensive purposes, at no time will more than 20% of the value of the Fund's net assets be invested in Taxable Investments and Municipal Obligations the interest from which gives rise to a preference item for the purpose of the alternative minimum tax. When the Fund has adopted a temporary defensive position, including when acceptable California Municipal Obligations are unavailable for investment by the Fund, in excess of 35% of the Fund's net assets may be invested in securities that are not exempt from California income taxes. Under normal market conditions, the Fund anticipates that not more than 5% of the value of its total assets will be invested in any one category of Taxable Investments. Taxable Investments are more fully described in the Statement of Additional Information, to which reference hereby is made.


CERTAIN FUNDAMENTAL POLICIES - The Fund may (i) borrow money to the extent permitted under the Investment Company Act of 1940, which currently limits borrowing to no more than 331/3% of the value of the Fund's total assets; and
(ii) invest up to 25% of its assets in the securities of issuers in any single industry, provided that there is no such limitation on the purchase of Municipal Obligations and, for temporary defensive purposes, securities issued by banks and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. This paragraph describes fundamental policies that cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940) of the Fund's outstanding voting shares. See "Investment Objective and Management Policies_ Investment Restrictions" in the Statement of Additional Information.



RISK FACTORS
INVESTING IN CALIFORNIA MUNICIPAL OBLIGATIONS - You should consider carefully the special risks inherent in the Fund's investment in California Municipal Obligations. These risks result from certain amendments to the California Constitution and other statutes that limit the taxing and spending author-
        Page 8
ity of California governmental entities, as well as from the general financial condition of the State of California. From mid 1990 to late 1993, the State suffered a recession with the worst economic, fiscal and budget conditions since the 1930s. As a result, the State has experienced recurring budget deficits for four of the five fiscal years ended 1991-92. The State had an operating surplus of approximately $109 million in 1992-93 and $836 million in 1993-94. However, at June 1994, according to California's Department of Finance, the State's Special Fund for Economic Uncertainties has an accumulated deficit, on a budget basis, of approximately $1.8 billion. A further consequence of the large budget imbalances has been that the State depleted its available cash resources and has had to use a series of external borrowings to meet its cash needs. To meet its cash flow needs in the 1994-95 fiscal year, the State issued, in July and August 1994, $4.0 billion of revenue anticipation warrants and $3.0 billion of revenue anticipation notes. As a result of the deterioration in the State's budget and cash situation between October 1991 and July 1994, the rating on the State's general obligation bonds was reduced by S&P from AAA to A, by Moody's from Aaa to A1 and by Fitch from AAA to A. These and other factors may have the effect of impairing the ability of the issuers of California Municipal Obligations to pay interest on, or repay the principal of, such Municipal Obligations. You should obtain and review a copy of the Statement of Additional Information which more fully sets forth these and other risk factors.


LOWER RATED BONDS - You should carefully consider the relative risks of investing in the higher yielding (and, therefore, higher risk) debt securities in which the Fund may invest up to 20% of the value of its net assets. These are bonds such as those rated Ba by Moody's or BB by S&P or Fitch or as low as the lowest rating assigned by Moody's, S&P or Fitch. They generally are not meant for short-term investing and may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Bonds rated Ba by Moody's are judged to have speculative elements; their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Bonds rated BB by S&P are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Bonds rated BB by Fitch are considered speculative and the payment of principal and interest may be affected at any time by adverse economic changes. Bonds rated C by Moody's are regarded as having extremely poor prospects of ever attaining any real investment standing.
Bonds rated D by S&P are in default and the payment of interest and/or repayment of principal is in arrears. Bonds rated DDD, DD or D by Fitch are in actual or imminent default, are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the issuer; DDD represents the highest potential for recovery of such bonds; and D represents the lowest potential for recovery. Such bonds, though high yielding, are characterized by great risk. See "Appendix B" in the Statement of Additional Information for a general description of Moody's, S&P and Fitch ratings of Municipal Obligations. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the Municipal Obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these bonds. Therefore, although these ratings may be an initial criterion for selection of portfolio investments, The Dreyfus Corporation also will evaluate these securities and the ability of the issuers of such securities to pay interest and principal. The Fund's ability to achieve its investment objective may be more dependent on The Dreyfus Corporation's credit analysis than might be the case for a fund that invested in higher rated securities. Once the rating of a portfolio security has been changed, the Fund
        Page 9
will consider all circumstances deemed relevant in determining whether to continue to hold the security.
        The market price and yield of bonds rated Ba or lower by Moody's and BB or lower by S&P and Fitch are more volatile than those of higher rated bonds. Factors adversely affecting the market price and yield of these securities will adversely affect the Fund's net asset value. In addition, the retail secondary market for these bonds may be less liquid than that of higher rated bonds; adverse market conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Fund's net asset value.
        The Fund may invest up to 5% of the value of its net assets in zero coupon securities and pay-in-kind bonds (bonds which pay interest through the issuance of additional bonds) rated Ba or lower by Moody's and BB or lower by S&P and Fitch. These securities may be subject to greater fluctuations in value due to changes in interest rates than interest-bearing securities and thus may be considered more speculative than comparably rated interest-bearing securities. See "Other Investment Considerations" below, and "Investment Objective and Management Policies_ Risk Factors_Lower Rated
Bonds" and "Dividends, Distributions and Taxes" in the Statement of Additional Information.
OTHER INVESTMENT CONSIDERATIONS - Even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Certain securities that may be purchased by the Fund, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. The Fund's net asset value generally will not be stable and should fluctuate based upon changes in the value of the Fund's portfolio securities. Securities in which the Fund invests may earn a higher level of current income than certain shorter-term or higher quality securities which generally have greater liquidity, less market risk and less fluctuation in market value.
        New issues of Municipal Obligations usually are offered on a when-issued basis, which means that delivery and payment for such Municipal Obligations ordinarily take place within 45 days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on the Municipal Obligations are fixed at the time the Fund enters into the commitment. The Fund will make commitments to purchase such Municipal Obligations only with the intention of actually acquiring the securi ties, but the Fund may sell these securities before the settlement date if it is deemed advisable, although any gain realized on such sale would be taxable. The Fund will not accrue income in respect of a when-issued security prior to its stated delivery date. No additional when-issued commitments will be made if more than 20% of the value of the Fund's net assets would be so committed.
        Municipal Obligations purchased on a when-issued basis and the securities held in the Fund's portfolio are subject to changes in value (both generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Municipal Obligations purchased on a when-issued basis may expose the Fund to risk because they may experience such fluctuations prior to their actual delivery. Purchasing Municipal Obligations on a when-issued basis
         Page 10
can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. A segregated account of the Fund consisting of cash, cash equivalents or U.S. Government securities or other high quality liquid debt securities at least equal at all times to the amount of the when-issued commitments will be established and maintained at the Fund's custodian bank. Purchasing Municipal Obligations on a when-issued basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per share.
        Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for Federal income taxes, the Fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.
        Certain municipal lease/purchase obligations in which the Fund may invest may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease/purchase obligations are secured by the leased property, disposition of the leased property in the event of foreclosure might prove difficult. In evaluating the credit quality of a municipal lease/purchase obligation that is unrated, The Dreyfus Corporation will consider, on an ongoing basis, a number of factors including the likelihood that the issuing municipality will discontinue appropriating funding for the leased property.
        Certain provisions in the Code relating to the issuance of Municipal Obligations may reduce the volume of Municipal Obligations qualifying for Federal tax exemption. One effect of these provisions could be to increase the cost of the Municipal Obligations available for purchase by the Fund and thus reduce the available yield. Shareholders should consult their tax advisers concerning the effect of these provisions on an investment in the Fund. Proposals that may restrict or eliminate the income tax exemption for interest on Municipal Obligations may be introduced in the future. If any such proposal were enacted that would reduce the availability of Municipal Obligations for investment by the Fund so as to adversely affect Fund shareholders, the Fund would reevaluate its investment objective and policies and submit possible changes in the Fund's structure to shareholders for their consideration. If legislation were enacted that would treat a type of Municipal Obligation as taxable, the Fund would treat such security as a permissible Taxable Investment within the applicable limits set forth herein.
        The Fund's classification as a "non-diversified" investment company means that the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the Investment Company Act of 1940. A "diversified" investment company is required by the Investment
Company Act of 1940 generally to invest, with respect to 75% of its total assets, not more than 5% of such assets in the securities of a single issuer. However, the Fund intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Code which requires that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund's total assets be invested in cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets, and (ii) not more than 25% of the value of its total assets be invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies). Since a relatively high percentage of the Fund's assets may be inv ested in the obligations of a limited number of issuers, the Fund's portfolio securities may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of a diversified investment company.
        Investment decisions for the Fund are made independently from those of other investment companies advised by The Dreyfus Corporation. However, if such other investment companies are prepared to invest in, or desire to dispose of, Municipal Obligations or Taxable Investments at the same time as the
       Page 11
Fund, available investments or opportunities for sales will be allocated equitably to each investment company. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.


                           MANAGEMENT OF THE FUND
        The Dreyfus Corporation, located at 200 Park Avenue, New York, New York 10166, was formed in 1947 and serves as the Fund's investment adviser. The Dreyfus Corporation is a wholly-owned subsidiary of MellonBank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of August 2, 1995, The Dreyfus Corporation managed or administered approximately $79 billion in assets for more than 1.8 million investor accounts nationwide.


        The Dreyfus Corporation supervises and assists in the overall management of the Fund's affairs under a Management Agreement with the Fund, subject to the overall authority of the Fund's Board of Directors in accordance with Maryland law. The Fund's primary portfolio manager is L. Lawrence Troutman. He has held that position since January 1986, and has been employed by The Dreyfus Corporation since October 1985. The Fund's other portfolio managers are identified in the Statement of Additional Information. The Dreyfus Corporation also provides research services for the Fund as well as for other funds advised by The Dreyfus Corporation through a professional staff of portfolio managers and securities analysts.


        Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including The Dreyfus Corporation, Mellon managed more than $203 billion in assets as of June 30, 1995, including approximately $73 billion in mutual fund assets. As of June 30, 1995, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $707 billion in assets, including approximately $71 billion in mutual fund assets.


        For the fiscal year ended May 31, 1995, the Fund paid The Dreyfus Corporation a monthly management fee at the annual rate of .60 of 1% of the value of the Fund's average daily net assets. From time to time, The Dreyfus Corporation may waive receipt of its fees and/or voluntarily assume certain expenses of the Fund, which would have the effect of lowering the overall expense ratio of the Fund and increasing yield to investors at the time such amounts are waived or assumed, as the case may be. The Fund will not pay The Dreyfus Corporation at a later time for any amounts it may waive, nor will the Fund reimburse The Dreyfus Corporation for any amounts it may assume.


        The Dreyfus Corporation may pay the Fund's distributor for shareholder services from The Dreyfus Corporation's own assets, including past profits but not including the management fee paid by the Fund. The Fund's distributor may use part or all of such payments to pay securities dealers or others in respect of these services.


        The Fund's distributor is Premier Mutual Fund Services, Inc. (the "Distributor"), located at One Exchange Place, Boston, Massachusetts 02109. The Distributor's ultimate parent company is Boston Institutional Group, Inc.


        The Shareholder Services Group, Inc., a subsidiary of First Data Corporation, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's Transfer and Dividend Disbursing Agent (the
        Page 12
"Transfer Agent"). The Bank of New York, 90 Washington Street, New York, New York 10286, is the Fund's Custodian.


                        HOW TO BUY FUND SHARES
        Fund shares are sold without a sales charge. You may be charged a nominal fee if you effect transactions in Fund shares through a securities dealer, bank or other financial institution. Stock certificates are issued only upon your written request. No certificates are issued for fractional shares. It is not recommended that the Fund be used as a vehicle for Keogh, IRA or other qualified plans. The Fund reserves the right to reject any purchase order.


        The minimum initial investment is $2,500, or $1,000 if you are a client of a securities dealer, bank or other financial institution which has made an aggregate minimum initial purchase for its customers of $2,500. Subsequent investments must be at least $100. The initial investment must be accompanied by the Fund's Account Application. For full-time or part-time employees of The Dreyfus Corporation or any of its affiliates or subsidiaries, directors of The Dreyfus Corporation, Board members of a fund advised by The Dreyfus Corporation, including members of the Fund's Board, or the spouse or minor child of any of the foregoing, the minimum initial investment is $1,000. For full-time or part-time employees of The Dreyfus Corporation or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their Fund account, the minimum initial investment is $50. The Fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time. Fund shares are also offered without regard to the minimum initial investment requirements through Dreyfus-AUTOMATIC Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan pursuant to the Dreyfus Step Program described under "Shareholder Services." These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.



        You may purchase Fund shares by check or wire, or through the Dreyfus TELETRANSFER Privilege described below. Checks should be made payable to "The Dreyfus Family of Funds." Payments to open new accounts which are mailed should be sent to The Dreyfus Family of Funds, P.O. Box 9387, Providence, Rhode Island 02940-9387, together with your Account Application. For subsequent investments, your Fund account number should appear on the check and an investment slip should be enclosed and sent to The Dreyfus Family of Funds, P.O. Box 105, Newark, New Jersey 07101-0105. Neither initial nor subseq uent investments should be made by third party check. Purchase orders may be delivered in person only to a Dreyfus Financial Center. THESE ORDERS WILL BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest Dreyfus Financial Center, please call one of the telephone numbers listed under "General Information."


        Wire payments may be made if your bank account is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to The Bank of New York, DDA #8900052384/Dreyfus California Tax Exempt Bond Fund, Inc., for purchase of Fund shares in your name. The wire must include your Fund account number (for new accounts, your Taxpayer Identification Number ("TIN") should be included instead), account registration and dealer number, if applicable. If your initial purchase of Fund shares is by wire, please call 1-800-645-6561 after completing your wire payment to obtain your Fund account number. Please include your Fund account number on the Fund's Account Application and promptly mail the Account Application to the Fund, as no redemption will be permitted until the Account Application is received. You may obtain further information about remitting funds
        Page 13
in this manner from your bank. All payments should be made in U.S.
dollars and, to avoid fees and delays, should be drawn only on U.S. banks. A charge will be imposed if any check used for investment in your account does not clear. The Fund makes available to certain large institutions the ability to issue purchase instructions through compatible computer facilities.
        Subsequent investments also may be made by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an Automated Clearing House member. You must direct the institution to transmit immediately available funds through the Automated Clearing House to The Bank of New York with instructions to credit your Fund account. The instructions must specify your Fund account registration and your Fund account number PRECEDED BY THE DIGITS "1111."
        Fund shares are sold on a continuous basis at the net asset value per share next determined after an order in proper form is received by the Transfer Agent. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time), on each day the New York Stock Exchange is open for business. Net asset value per share is computed by dividing the value of the Fund's net assets (i.e., the value of its assets less liabilities) by the total number of shares outstanding. The Fund's investments are valued by an independent pricing service approved by the Board of Directors and are valued at fair value as determined by the pricing service. The pricing service's procedures are reviewed under the general supervision of the Board of Directors. For further information regarding the methods employed in valuing Fund investments, see "Determination of Net Asset Value" in the Fund's Statement of Additional Information.
        Federal regulations require that you provide a certified TIN upon opening or reopening an account. See "Dividends, Distributions and Taxes" and the Fund's Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service (the "IRS").

DREYFUS TELETRANSFER PRIVILEGE - You may purchase shares (minimum $500, maximum $150,000 per day) by telephone if you have checked the appropriate box and supplied the necessary information on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only such a bank account maintained in a domestic financial institution which is an Automated Clearing House member may be so designated. The Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.


        If you have selected the Dreyfus TELETRANSFER Privilege, you may request a Dreyfus TELETRANSFER purchase of shares by telephoning
1-800-221-4060 or, if you are calling from overseas, call 1-401-455-3306.


                         SHAREHOLDER SERVICES
FUND EXCHANGES - You may purchase, in exchange for shares of the Fund, shares of certain other funds managed or administered by The Dreyfus Corporation, to the extent such shares are offered for sale in your state of residence. These funds have different investment objectives which may be of interest to you. If you desire to use this service, please call
1-800-645-6561 to determine if it is available and whether any conditions are imposed on its use.


        To request an exchange, you must give exchange instructions to the Transfer Agent in writing or by telephone. Before any exchange, you must obtain and should review a copy of the current prospectus of the fund into which the exchange is being made. Prospectuses may be obtained by calling 1-800-645-6561. Except in the case of personal retirement plans, the shares being exchanged must have a current value of at least $500; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the fund into which
        Page 14
the exchange is being made. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this Privilege. The Telephone Exchange Privilege may be established for an existing account by written request, signed by all shareholders in the account, or by a separate signed Shareholder Services Form, also available by calling 1-800-645-6561. If you have established the Telephone Exchange Privilege, you may telephone exchange instructions by calling 1-800-221-4060 or, if you are calling from overseas, call 1-401-455-3306. See "How to Redeem Fund Shares - Procedures." Upon an exchange into a new account, the following shareholder services and privileges, as applicable and where available, will be automatically carried over to the fund into which the exchange is made: Telephone Exchange Privilege, Check Redemption Privilege, Wire Redemption Privilege, Telephone Redemption Privilege, Dreyfus TELETRANSFER Privilege, and the dividend/capital gain distribution option (except for Dreyfus Dividend Sweep) selected by the investor.


        Shares will be exchanged at the next determined net asset value; however, a sales load may be charged with respect to exchanges into funds sold with a sales load. If you are exchanging into a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load, if the shares of the fund from which you are exchanging were: (a) purchased with a sales load, (b) acquired by a previous exchange from shares purchased with a sales load, or (c) acquired through reinvestment of dividends or distributions paid with respect to the foregoing categories of shares. To qualify, at the time of your exchange you must notify the Transfer Agent. Any such qualification is subject to confirmation of your holdings through a check of appropriate records. See "Shareholder Services" in the Statement of Additional Information. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal fee in accordance with rules promulgated by the Securities and Exchange Commission. The Fund reserves the right to reject any exchange request in whole or in part. The availability of Fund Exchanges may be modified or terminated at any time upon notice to shareholders.


        The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize a taxable gain or loss.
DREYFUS AUTO-EXCHANGE PRIVILEGE - Dreyfus Auto-Exchange Privilege enables you to invest regularly (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of the Fund, in shares of other funds in the Dreyfus Family of Funds of which you are currently an investor. The amount you designate, which can be expressed either in terms of a specific dollar or share amount ($100 minimum), will be exchanged automatically on the first and/or fifteenth of the month according to the schedule you have selected. Shares will be exchanged at the then-current net asset value; however, a sales load may be charged with respect to exchanges into funds sold with a sales load. See "Shareholder Services" in the Statement of Additional Information. The right to exercise this Privilege may be modified or cancelled by the Fund or the Transfer Agent. You may modify or cancel your exercise of this Privilege at any time by writing to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. The Fund may charge a service fee for the use of this Privilege. No such fee currently is contemplated. The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize a taxable gain or loss. For more information concerning this Privilege and the funds in the Dreyfus Family of Funds eligible to participate in this Privilege, or to obtain a Dreyfus Auto-Exchange Authorization Form, please call toll free 1-800-645-6561.
        Page 15

DREYFUS-AUTOMATIC ASSET BUILDERRegistration Mark - Dreyfus-AUTOMATIC Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you. At your option, the bank account designated by you will be debited in the specified amount, and Fund shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. To establish a Dreyfus-AUTOMATIC Asset Builder account, you must file an authorization form with the Transfer Agent. You may obtain the necessary authorization form by calling 1-800-645-6561. You may cancel your participation in this Privilege or change the amount of purchase at any time by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671, and the notification will be effective three business days following receipt. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.


DREYFUS GOVERNMENT DIRECT DEPOSIT PRIVILEGE - Dreyfus Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the Federal government automatically deposited into your Fund account. You may deposit as much of such payments as you elect. To enroll in Dreyfus Government Direct Deposit, you must file with the Transfer Agent a completed Direct Deposit Sign-Up Form for each type of payment that you desire to include in the Privilege. The appropriate form may be obtained by calling 1-800-645-6561. Death or legal incapacity will terminate your participation in this Privilege. You may elect at any time to terminate your participation by notifying in writing the appropriate Federal agency. Further, the Fund may terminate your participation upon 30 days' notice to you.



DREYFUS PAYROLL SAVINGS PLAN - Dreyfus Payroll Savings Plan permits you to purchase Fund shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the Automated Clearing House system at each pay period. To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. Your employer must complete the reverse side of the form and return it to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. You may obtain the necessary authorization form by calling 1-800-645-6561. You may change the amount of purchase or cancel the authorization only by written notification to your employer. It is the sole responsibility of your employer, not the Distributor, The Dreyfus Corporation, the Fund, the Transfer Agent or any other person, to arrange for transactions under the Dreyfus Payroll Savings Plan. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.


DREYFUS STEP PROGRAM - Dreyfus Step Program enables you to purchase Fund shares without regard to the Fund's minimum initial investment requirements through Dreyfus-AUTOMATIC Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan. To establish a Dreyfus Step Program account, you must supply the necessary information on the Fund's Account Application and file the required authorization form(s) with the Transfer Agent. For more information concerning this Program, or to request the necessary authorization form(s), please call toll free 1-800-782-6620. You may terminate your participation in this Program at any time by discontinuing your participation in Dreyfus-AUTOMATIC Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan, as the case may be, as provided under the terms of such Privilege(s). The Fund may modify or terminate this Program at any time.


       Page 16
DREYFUS DIVIDEND OPTIONS - Dreyfus Dividend Sweep enables you to invest automatically dividends or dividends and capital gain distributions, if any, paid by the Fund in shares of another fund in the Dreyfus Family of Funds of which you are a shareholder. Shares of the other fund will be purchased at the then-current net asset value; however, a sales load may be charged with respect to investments in shares of a fund sold with a sales load. If you are investing in a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load. If you are investing in a fund that charges a contingent deferred sales charge, the shares purchased will be subject on redemption to the contingent deferred sales charge, if any, applicable to the purchased shares. See "Shareholder Services" in the Statement of Additional Information. Dreyfus Dividend ACH permits you to transfer electronically on the payment date dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. Banks may charge a fee for this service.
        For more information concerning these privileges, or to request a Dividend Options Form, please call toll free 1-800-645-6561. You may cancel these privileges by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. To select a new fund after cancellation, you must submit a new Dividend Options Form. Enrollment in or cancellation of these privileges is effective three business days following receipt. These privileges are available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply for Dreyfus Dividend Sweep. The Fund may modify or terminate these privileges at any time or charge a service fee. No such fee currently is contemplated.
AUTOMATIC WITHDRAWAL PLAN - The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account. An application for the Automatic Withdrawal Plan can be obtained from Dreyfus Service Corporation. There is a service charge of 50cents for each withdrawal check. The Automatic Withdrawal Plan may be ended at any time by you, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.
                      HOW TO REDEEM FUND SHARES
GENERAL - You may request redemption of your shares at any time. Redemption requests should be transmitted to the Transfer Agent as described below. When a request is received in proper form, the Fund will redeem the shares at the next determined net asset value.


        The Fund imposes no charges when shares are redeemed. Securities dealers, banks and other financial institutions may charge a nominal fee for effecting redemptions of Fund shares. Any certificates representing Fund shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending upon the Fund's then-current net asset value.


        The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. HOWEVER, IF YOU HAVE PURCHASED FUND SHARES BY CHECK, BY DREYFUS TELETRANSFER PRIVILEGE OR THROUGH DREYFUS-AUTOMATIC ASSET BUILDER AND SUBSEQUENTLY SUBMIT A WRITTEN REDEMPTION REQUEST TO THE TRANSFER AGENT, THE REDEMPTION PROCEEDS WILL BE TRANSMITTED TO YOU PROMPTLY UPON BANK CLEARANCE
OF YOUR PURCHASE CHECK, DREYFUS TELETRANSFER PURCHASE OR DREYFUS-AUTOMATIC ASSET BUILDER ORDER, WHICH MAY TAKE UP TO EIGHT BUSINESS DAYS OR MORE. IN ADDITION, THE FUND WILL NOT HONOR REDEMPTION CHECKS UNDER
        Page 17
THE CHECK REDEMPTION PRIVILEGE, AND WILL REJECT REQUESTS TO REDEEM SHARES BY WIRE OR TELEPHONE OR PURSUANT TO THE DREYFUS TELETRANSFER PRIVILEGE, FOR A PERIOD OF EIGHT BUSINESS DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE PURCHASE CHECK, THE DREYFUS TELETRANSFER PURCHASE OR THE DREYFUS-AUTOMATIC ASSET BUILDER ORDER AGAINST WHICH SUCH REDEMPTION IS REQUESTED. THESE PROCEDURES WILL NOT APPLY IF YOUR SHARES WERE PURCHASED BY WIRE PAYMENT, OR
IF YOU OTHERWISE HAVE A SUFFICIENT COLLECTED BALANCE IN YOUR ACCOUNT TO COVER THE REDEMPTION REQUEST. PRIOR TO THE TIME ANY REDEMPTION IS EFFECTIVE, DIVIDENDS ON SUCH SHARES WILL ACCRUE AND BE PAYABLE, AND YOU WILL BE ENTITLED TO EXERCISE ALL OTHER RIGHTS OF BENEFICIAL OWNERSHIP. Fund shares will not be redeemed until the Transfer Agent has received your Account Application.
        The Fund reserves the right to redeem your account at its option upon not less than 45 days' written notice if your account's net asset value is $500 or less and remains so during the notice period.
PROCEDURES - You may redeem shares by using the regular redemption procedure through the Transfer Agent, the Check Redemption Privilege, the Wire Redemption Privilege, the Telephone Redemption Privilege or the Dreyfus TELETRANSFER Privilege. The Fund makes available to certain large institutions the ability to issue redemption instructions through compatible computer facilities.

        You may redeem Fund shares by telephone if you have checked the appropriate box on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. If you select the telephone redemption privilege or telephone exchange privilege (which is granted automatically unless you refuse it), you authorize the Transfer Agent to act on telephone instructions from any person representing himself or herself to be you, and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.


        During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a redemption or exchange of Fund shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if telephone redemption had been used. During the delay, the Fund's net asset value may fluctuate.


REGULAR REDEMPTION - Under the regular redemption procedure, you may redeem shares by written request mailed to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. Redemption requests may be delivered in person only to a Dreyfus Financial Center. THESE REQUESTS WILL BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest Dreyfus Financial Center, please call one of the telephone numbers listed under "General Information." Redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. If you have any questions with respect to signature-guarantees, please call one of the telephone numbers listed under "General Information."


        Redemption proceeds of at least $1,000 will be wired to any member bank of the Federal Reserve System in accordance with a written signature-guaranteed request.
         Page 18
CHECK REDEMPTION PRIVILEGE - You may request on the Account Application, Shareholder Services Form or by later written request that the Fund provide Redemption Checks drawn on the Fund's account. Redemption Checks may be made payable to the order of any person in the amount of $500 or more. Potential fluctuation in the net asset value of Fund shares should be considered in determining the amount of the check. Redemption Checks should not be used to close your account. Redemption Checks are free, but the Transfer Agent will impose a fee for stopping payment of a Redemption Check upon your request or if the Transfer Agent cannot honor the Redemption Check due to insufficient funds or other valid reason. You should date your Redemption Checks with the current date when you write them. Please do not postdate your Redemption Checks. If you do, the Transfer Agent will honor, upon presentment, even if presented before the date of the check, all postdated Redemption Checks which are dated within six months of presentment for payment, if they are otherwise in good order. Shares for which certificates have been issued may not be redeemed by Redemption Check. This Privilege may be modified or terminated at any time by the Fund or the Transfer Agent upon notice to shareholders.


WIRE REDEMPTION PRIVILEGE - You may request by wire or telephone that redemption proceeds (minimum $1,000) be wired to your account at a bank which is a member of the Federal Reserve System, or a correspondent bank if your bank is not a member. To establish the Wire Redemption Privilege, you must check the appropriate box and supply the necessary information on the Fund's Account Application or file a Shareholder Services Form with the Transfer Agent. You may direct that redemption proceeds be paid by check (maximum $150,000 per day)made out to the owners of record and mailed to your address. Redemption proceeds of less than $1,000 will be paid automatically by check. Holders of jointly registered Fund or bank accounts may have redemption proceeds of not more than $250,000 wired within any 30-day period. You may telephone redemption requests by calling 1-800-221-4060 or, if you are calling from overseas, call 1-401-455-3306. The Fund reserves the right to refuse any redemption request, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. This Privilege may be modified or terminated at any time by the Transfer Agent or the Fund. The Fund's Statement of Additional Information sets forth instructions for transmitting redemption requests by wire. Shares for which certificates have been issued are not eligible for this Privilege.


TELEPHONE REDEMPTION PRIVILEGE - You may redeem Fund shares (maximum
$150,000 per day) by telephone if you have checked the appropriate box on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. The redemption proceeds will be paid by check and mailed to your address. You may telephone redemption instructions by calling 1-800-221-4060 or, if you are calling from overseas, call 1-401-455-3306. The Fund reserves the right to refuse any request made by telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of telephone redemption requests. This Privilege may be modified or terminated at any time by the Transfer Agent or the Fund. Shares for which certificates have been issued are not eligible for this Privilege.


DREYFUS TELETRANSFER PRIVILEGE - You may redeem Fund shares (minimum $500 per day) by telephone if you have checked the appropriate box and supplied the necessary information on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between your Fund account and the bank account designated in one of these documents. Only such an account maintained in a domestic financial institution which is an Automated Clearing House member may be so designated. Redemption proceeds will be on deposit in your account at an Automated Clearing House member bank ordinarily two days after receipt of the redemption request or, at your request, paid by check (maximum $150,000 per day) and mailed to your address. Holders of jointly registered Fund or bank accounts may redeem through the Dreyfus TELETRANSFER Privilege for transfer to their bank account not more than $250,000 within any 30-day period. The
        Page 19
Fund reserves the right to refuse any request made by telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. The Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.


        If you have selected the Dreyfus TELETRANSFER Privilege, you may request a Dreyfus TELETRANSFER redemption of Fund shares by telephoning 1-800-221-4060 or, if you are calling from overseas, call
1-401-455-3306. Shares issued in certificate form are not eligible for this Privilege.
                        SHAREHOLDER SERVICES PLAN

        The Fund has adopted a Shareholder Services Plan pursuant to which the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of The Dreyfus Corporation, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts.



                   DIVIDENDS, DISTRIBUTIONS AND TAXES
        The Fund ordinarily declares dividends from its net investment income on each day the New York Stock Exchange is open for business. Fund shares begin earning income dividends on the day following the date of purchase. The Fund's earnings for Saturdays, Sundays and holidays are declared as dividends on the following business day. Dividends usually are paid on the last business day of each month and are automatically reinvested in additional Fund shares at net asset value or, at your option, paid in cash. If you redeem all shares in your account at any time during the month, all dividends to which you are entitled will be paid to you along with the proceeds of the redemption. Distributions from net realized securities gains, if any, generally are declared and paid once a year, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the Investment Company Act of 1940. The Fund will not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. You may choose whether to receive distributions in cash or to reinvest in additional Fund shares at net asset value. All expenses are accrued daily and deducted before declaration of dividends to investors.


        Except for dividends from Taxable Investments, the Fund anticipates that substantially all dividends paid by the Fund will not be subject to Federal or California personal income taxes. To the extent that you are obligated to pay state or local taxes outside of the State of California, dividends earned by an investment in the Fund may represent taxable income. Dividends derived from Taxable Investments, together with distributions from any net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, are subject to Federal income tax as ordinary income whether or not reinvested. No dividend paid by the Fund will qualify for the dividends received deduction allowable to certain U.S. corporations. Distributions from net realized long-term securities gains of the Fund are taxable as long-term capital gains for Federal income tax purposes if you are a citizen or resident of the United States. The Code provides that the net capital gain of an individual generally will not be subject to Federal income tax at a rate in excess of 28%. Under the Code, interest on indebtedness incurred or continued to purchase or carry Fund shares which is deemed to relate to exempt-interest dividends is not deductible.
        Although all or a substantial portion of the dividends paid by the Fund may be excluded by shareholders of the Fund from their gross income for Federal income tax purposes, the Fund may purchase
         Page 20
specified private activity bonds, the interest from which may be (i) a preference item for purposes of the alternative minimum tax, (ii) a component of the "adjusted current earnings" preference item for purposes of the corporate alternative minimum tax as well as a component in computing the corporate environmental tax or (iii) a factor in determining the extent to which a shareholder's Social Security benefits are taxable. If the Fund purchases such securities, the portion of the Fund's dividends related thereto will not necessarily be tax exempt to an investor who is subject to the alternative minimum tax and/or tax on Social Security benefits and may cause an investor to be subject to such taxes.
        Notice as to the tax status of your dividends and distributions will be mailed to you annually. You also will receive periodic summaries of your account which will include information as to dividends and distributions from securities gains, if any, paid during the year. These statements set forth the dollar amount of income exempt from Federal tax and the dollar amount, if any, subject to Federal tax. These dollar amounts will vary depending on the size and length of time of your investment in the Fund. If the Fund pays dividends derived from taxable income, it intends to designate as taxable the same percentage of the day's dividends as the actual taxable income earned on that day bears to total income earned on that day. Thus, the percentage of the dividend designated as taxable, if any, may vary from day to day.
        Federal regulations generally require the Fund to withhold ("backup withholding") and remit to the U.S. Treasury 31% of taxable dividends, distributions from net realized securities gains and the proceeds of any redemption, regardless of the extent to which gain or loss may be realized, paid to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct, or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a Federal income tax return.
        A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.

        Management of the Fund believes that the Fund has qualified for the fiscal year ended May 31, 1995 as a "regulated investment company" under the Code. The Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders. Such qualification relieves the Fund of any liability for Federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code. The Fund is subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.


        You should consult your tax adviser regarding specific questions as to Federal, state or local taxes.
                           PERFORMANCE INFORMATION
        For purposes of advertising, performance may be calculated on several bases, including current yield, tax equivalent yield, average annual total return and/or total return.
        Current yield refers to the Fund's annualized net investment income per share over a 30-day period, expressed as a percentage of the net asset value per share at the end of the period. For purposes of calculating current yield, the amount of net investment income per share during that 30-day period, computed in accordance with regulatory requirements, is compounded by assuming that it is reinvested at a constant rate over a six-month period. An identical result is then assumed to have occurred during a second six-month period which, when added to the result for the first six months, provides an "annual-
        Page 21
ized" yield for an entire one-year period. Calculations of the Fund's current yield may reflect absorbed expenses pursuant to any undertaking that may be in effect. See "Management of the Fund."
        Tax equivalent yield is calculated by determining the pre-tax yield which, after being taxed at a stated rate, would be equivalent to a stated current yield calculated as described above.
        Average annual total return is calculated pursuant to a standardized formula which assumes that an investment in the Fund was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of the Fund's performance will include the Fund's average annual total return for one, five and ten year periods.
        Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return.
        Performance will vary from time to time and past results are not necessarily representative of future results. You should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.
        Comparative performance information may be used from time to time in advertising or marketing the Fund's shares, including data from CDA Investment Technologies, Inc., Lipper Analytical Services, Inc., Moody's Bond Survey Bond Index, Lehman Brothers Municipal Bond Index, Morningstar, Inc. and other industry publications.
                           GENERAL INFORMATION
        The Fund was incorporated under Maryland law on May 3, 1983, and commenced operations on July 26, 1983. The Fund is authorized to issue 300 million shares of Common Stock, par value $.01 per share. Each share has one vote.
        Unless otherwise required by the Investment Company Act of 1940, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Directors or the appointment of auditors. However, pursuant to the Fund's By-Laws, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Director from office and the holders of at least 25% of such shares may require the Fund to hold a special meeting of shareholders for any other purpose. Fund shareholders may remove a Director by the affirmative vote of a majority of the Fund's outstanding voting shares. In addition, the Board of Directors will call a meeting of shareholders for the purpose of electing Directors if, at any time, less than a majority of the Directors then holding office have been elected by shareholders.
        The Transfer Agent maintains a record of your ownership and sends you confirmations and statements of account.
       Page 22

        Shareholder inquiries may be made by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling toll free 1-800-645-6561; in New York City, call 1-718-895-1206; outside the U.S. and
Canada, call 516-794-5452.


        NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.
         Page 23
DREYFUS
California
Tax Exempt
Bond Fund, Inc.
Prospectus
(LION LOGO)
Registration Mark

Copy Rights 1995 Dreyfus Service Corporation
                                        928P16100195






                    DREYFUS CALIFORNIA TAX EXEMPT BOND FUND, INC.
                                       PART B
                        (STATEMENT OF ADDITIONAL INFORMATION)

                                   OCTOBER 1, 1995





              This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of Dreyfus California Tax Exempt Bond Fund, Inc. (the "Fund"), dated October 1, 1995, as it may be further revised from time to time. To obtain a copy of the Fund's Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call the following numbers:



                    Call Toll Free 1-800-645-6561
                    In New York City -- Call 1-718-895-1206
                    Outside the U.S and Canada -- Call 516-794-5452.



              The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser.


              Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares.




                                        TABLE OF CONTENTS

                                                                          Page


Investment Objective and Management Policies . . . . . . . . . . . .      B-2
Management of the Fund . . . . . . . . . . . . . . . . . . . . . . .      B-9
Management Agreement . . . . . . . . . . . . . . . . . . . . . . . .      B-13
Shareholder Services Plan. . . . . . . . . . . . . . . . . . . . . .      B-15
Purchase of Fund Shares. . . . . . . . . . . . . . . . . . . . . . .      B-16
Redemption of Fund Shares. . . . . . . . . . . . . . . . . . . . . .      B-17
Shareholder Services . . . . . . . . . . . . . . . . . . . . . . . .      B-19
Determination of Net Asset Value . . . . . . . . . . . . . . . . . .      B-21
Portfolio Transactions . . . . . . . . . . . . . . . . . . . . . . .      B-22
Dividends, Distributions and Taxes . . . . . . . . . . . . . . . . .      B-22
Performance Information. . . . . . . . . . . . . . . . . . . . . . .      B-24
Information About the Fund . . . . . . . . . . . . . . . . . . . . .      B-25
Custodian, Transfer and Dividend Disbursing Agent,
              Counsel and Independent Auditors . . . . . . . . . . .      B-25
Appendix A . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      B-27
Appendix B . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      B-39
Financial Statements . . . . . . . . . . . . . . . . . . . . . . . .      B-47
Report of Independent Auditors . . . . . . . . . . . . . . . . . . .      B-63




                  INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

              The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Description of the Fund."

Portfolio Securities


              The average distribution of investments (at value) in Municipal Obligations (including notes) by ratings for the fiscal year ended May 31, 1995, as computed on a monthly basis, was as follows:






Fitch Investors                       Moody's Investors                         Standard & Poor's
 Service, Inc.                          Service, Inc.                             Corporation                            Percent of
   ("Fitch")           or               ("Moody's")                or              (" S&P")                                 Value
--------------                        -----------------                       -----------------                          ----------
   AAA                                    Aaa                                      AAA                                      52.5%
   AA                                     Aa                                       AA                                       19.4%
   A                                      A                                        A                                        11.9%
   BBB                                    Baa                                      BBB                                       1.3%
   F-1                                    VMIG 1/MIG 1/P-1                         SP-1/A-1                                 2.1% 1
   F-2                                    VMIG 2/MIG 2/P-2                         SP-2/A-2                                   .3%
   Not Rated                              Not Rated                                Not Rated                               12.5% 2
                                                                                                                           ------
                                                                                                                           100.0%
                                                                                                                           ======
________________________________
1     Included in these categories are tax exempt notes rated within the two highest grades by Fitch, Moody's or S&P.  Therefore, these securities, together with Municipal
      Obligations rated Baa or better by Moody's or BBB or better by S&P or Fitch, are taken into account at the time of a purchase to ensure that the Fund's portfolio meets the 80%
      minimum quality standard discussed in the Fund's Prospectus.

2     Included in the Not Rated category are securities comprising 12.5% of the Fund's market value which, while not rated, have been determined by the Manager to be of comparable quality to securities in the following ratings categories: Aaa/AAA (.8%), A
      (.8%), Baa/BBB (9.7%), Ba/BB (.3%) and B/B (.9%).



              Municipal Obligations. The term "Municipal Obligations" generally includes debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligations may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal; the interest paid on such obligations may be exempt from Federal income tax, although current tax laws place substantial limitations on the size of such issues. Such obligations are considered to be Municipal Obligations if the interest paid thereon qualifies as exempt from Federal income tax in the opinion of bond counsel to the issuer. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications.


              Floating and variable rate demand obligations are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding one year. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders thereof. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand obligation is adjusted automatically at specified intervals.



              The yields on Municipal Obligations are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal Obligations market, size of a particular offering, maturity of the obligation and rating of the issue.
The imposition of the Fund's management fee, as well as other operating expenses, will have the effect of reducing the yield to investors.


              Municipal lease obligations or installment purchase contract obligations (collectively, "lease obligations") have special risks not ordinarily associated with Municipal Obligations. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The staff of the Securities and Exchange Commission currently considers certain lease obligations to be illiquid. Determination as to the liquidity of such securities is made in accordance with guidelines established by the Fund's Board. Pursuant to such guidelines, the Board has directed the Manager to monitor carefully the Fund's investment in such securities with particular regard to (1) the frequency of trades and quotes for the lease obligation; (2) the number of dealers willing to purchase or sell the lease obligation and the number of the potential buyers; (3) the willingness of dealers to undertake to make a market in the lease obligation; (4) the nature of the marketplace trades including the time needed to dispose of the mechanics of transfer; and (5) such other factors concerning the trading market for the lease obligation as the Manager may deem relevant. In addition, in evaluating the liquidity and credit quality of a lease obligation that is unrated, the Fund's Board has directed the Manager to consider (a) whether the lease can be cancelled; (b) what assurance there is that the assets represented by the lease can be sold; (c) the strength of the lessee's general credit (e.g., its debt, administrative, economic, and financial characteristics ); (d) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of nonappropriation"); (e) the legal recourse in the event of failure to appropriate; and (f) such other factors concerning credit quality as the
Manager may deem relevant.   The Fund will not invest more than 15% of the
value of its net assets in lease obligations that are illiquid and in other illiquid securities. See "Investment Restriction No. 13" below.



              The Fund will purchase tender option bonds only when it is satisfied that the custodial and tender option arrangements, including the fee payment arrangements, will not adversely affect the tax exempt status of the underlying Municipal Obligations and that payment of any tender fees will not have the effect of creating taxable income for the Fund. Based on the tender option bond agreement, the Fund expects to be able to value the tender option bond at par; however, the value of the instrument will be monitored to assure that is valued at fair value.


              Ratings of Municipal Obligations. Subsequent to its purchase by the Fund, an issue of rated Municipal Obligations may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of such Municipal Obligations by the Fund, but the Manager will consider such event in determining whether the Fund should continue to hold the Municipal Obligations. To the extent that the ratings given by Moody's, S&P or Fitch for Municipal Obligations may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for its investments in accordance with the investment policies contained in the Fund's Prospectus and this Statement of Additional Information. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the Municipal Obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings may be an initial criterion for selection of portfolio investments, the Manager also will evaluate these securities and the creditworthiness of the issuers of such securities.



              Taxable Investments. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the U.S. Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. Interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. The Fund will invest in such securities only when it is satisfied that the credit risk with respect to the issuer is minimal.



              Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs.

              Certificates of deposit are negotiable certificates representing the obligation of a bank to repay funds deposited with it for a specified period of time.

              Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Investments in time deposits generally are limited to London branches of domestic banks that have total assets in excess of one billion dollars.
Time deposits which may be held by the Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation.

              Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. Other short-term bank obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.


              Repurchase agreements involve the acquisition by the Fund of an underlying debt instrument, subject to an obligation of the seller to repurchase, and the Fund to resell, the instrument at a fixed price, usually not more than one week after its purchase. The Fund's custodian or sub-custodian will have custody of, and will hold in a segregated account, securities acquired by the Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Fund. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Fund will enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the Fund may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price. The Manager will monitor on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, realization on the securities may be delayed or limited. Certain costs may be incurred by the Fund in connection with the sale of the securities if the seller does not repurchase them in accordance with the repurchase agreement. The Fund will consider on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements.



              Lending Portfolio Securities. To a limited extent, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives cash collateral which at all times is maintained in an amount equal to at least 100% of the current market value of the securities loaned. By lending its portfolio securities, the Fund can increase its income through the investment of the cash collateral. For purposes of this policy, the Fund considers collateral consisting of U.S. Government securities or irrevocable letters of credit issued by banks whose securities meet the standards for investment by the Fund to be the equivalent of cash. Such loans may not exceed 33 1/3% of the value of the Fund's total assets. From time to time, the Fund may return to the borrower or a third party which is unaffiliated with the Fund, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.


              The Securities and Exchange Commission currently requires that the following conditions must be met whenever portfolio securities are loaned:
(1) the Fund must receive at least 100% cash collateral from the borrower;
(2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any interest or other distributions payable on the loaned securities, and any increase in market value; and (5) the Fund may pay only reasonable custodian fees in connection with the loan. These conditions may be subject to future modification.


Risk Factors

              Investing in California Municipal Obligations. Investors should consider carefully the special risks inherent in the Fund's investment in California Municipal Obligations. These risks result from certain amendments to the California Constitution and other statues that limit the taxing and spending authority of California governmental entities, as well as from the general financial condition of the State of California. From mid-1990 to late 1993, the State suffered a recession with the worst economic, fiscal and budget conditions since the 1930s. As a result, the State has experienced recurring budget deficits for four of the last five fiscal years ended 1991-1992. The State had an operating surplus of approximately $109 million in 1992-93 and $836 million in 1993-94.
However, at June, 1994, according to California's Department of Finance, the State's Special Fund for Economic Uncertainties had an accumulated deficit, on a budget basis, of approximately $1.8 billion. A further consequence of the large budget imbalances over the last three fiscal years has been that the State depleted its available cash resources and has had to use a series of external borrowings to meet its cash needs. To meet its cash flow needs in the 1994-95 fiscal year, the State issued, in July and August 1994, $4.0 billion of revenue anticipation warrants and $3.0 billion of revenue anticipation notes. As a result of the deterioration of the state's budget and cash situation between October 1991 and July 1994, the rating on the State's general obligation bonds was reduced by S&P from AAA to A, by Moody's from Aaa to A1 and by Fitch AAA to A. These and other factors may have the effect of impairing the ability of the issuers of California Municipal Obligations to pay interest on, or repay principal of, such California Municipal Obligations. Investors should review Appendix A which sets forth additional information relating to investing in California Municipal Obligations.



              Lower Rated Bonds.   The Fund is permitted to invest in securities
rated below Baa by Moody's and below BBB by S&P and Fitch. Such bonds, though higher yielding, are characterized by risk. See in the Prospectus "Description of the Fund--Risk Factors--Lower Rated Bonds" for a discussion of certain risks and "Appendix B" for a general description of Moody's, S&P and Fitch ratings of Municipal Obligations. Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these bonds. The Fund will rely on the Manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the Manager will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, the quality of the issuer's management and regulatory matters. It also is possible that a rating agency might not timely change the rating on a particular issue to reflect subsequent events. As stated above, once the rating of a bond in the Fund's portfolio has been changed, the Manager will consider all circumstances deemed relevant in determining whether the Fund should continue to hold the bond.

              Investors should be aware that the market values of many of these bonds tend to be more sensitive to economic conditions than are higher rated securities. These bonds are considered by S&P, Moody's and Fitch, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.

              Because there is no established retail secondary market for many of these securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these bonds does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio and calculating its net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable objective data may be available.

              These bonds may be particularly susceptible to economic downturn. It is likely that any economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

              The Fund may acquire these bonds during an initial offering. Such securities may involve special risks because they are new issues. The Fund has no arrangement with the Distributor or any other persons concerning the acquisition of such securities, and the Manager will review carefully the credit and other characteristics pertinent to such new issues.

              Lower rated zero coupon securities, in which the Fund may invest up to 5% of its net assets, involve special considerations. The credit risk factors pertaining to lower rated securities also apply to lower rated zero coupon bonds. Such zero coupon bonds carry an additional risk in that, unlike bonds which pay interest throughout the period to maturity, the Fund will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Fund may obtain no return at all on its investment. See "Dividends, Distributions and Taxes."

Investment Restrictions

              The Fund has adopted investment restrictions numbered 1 through 7 as fundamental policies. These restrictions cannot be changed without approval by the holders of a majority (as defined in the Investment Company
Act of 1940, as amended (the "Act")) of the Fund's outstanding voting shares. Investment restrictions numbered 8 through 12 are non-fundamental policies and may be changed by a vote of a majority of the Fund's Directors at any time. The Fund may not:

              1. Invest more than 25% of its assets in the securities of issuers in any single industry; provided that there shall be no limitation on the purchase of Municipal Obligations and, for temporary defensive purposes, securities issued by banks and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


              2. Borrow money to the extent permitted under the Act (which currently limits borrowings to no more than 33-1/3% of the Fund's total assets). For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes shall not constitute borrowing.



              3. Purchase or sell real estate, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests therein, or prevent the Fund from purchasing and selling options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

              4. Underwrite the securities of other issuers, except that the Fund may bid separately or as part of a group for the purchase of Municipal Obligations directly from an issuer for its own portfolio to take advantage of the lower purchase price available, and except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

              5. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements; however, the Fund may lend its portfolio securities in an amount not to exceed 33 1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange
Commission and the Fund's Board of Directors.

              6. Issue any senior security (as such term is defined in Section 18(f) of the Act), except to the extent that the activities permitted in Investment Restrictions numbered 2, 3 and 10 may be deemed to give rise to a senior security.

              7. Sell securities short or purchase securities on margin, but the Fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

              8. Purchase securities other than Municipal Obligations and Taxable Investments and those arising out of transactions in futures and options or as otherwise provided in the Fund's Prospectus.

              9. Invest in securities of other investment companies, except to the extent permitted under the Act.

              10. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure borrowings for temporary or emergency purposes and to the extent related to the deposit of assets in escrow in connection with the purchase of securities on a when-issued or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to options, futures contracts, including those related to indexes, and options on futures contracts or indexes.

              11. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid (which securities could include participation interests (including municipal lease/purchase agreements) that are not subject to the demand feature described in the Fund's Prospectus, floating and variable rate demand obligations as to which the Fund cannot exercise the demand feature described in the Fund's Prospectus on less than seven days' notice and as to which there is no secondary market) if, in the aggregate, more than 15% of its net assets would be so invested.

              12. Invest in companies for the purpose of exercising control.

              For purposes of Investment Restriction No. 1, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry."

              If a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

              The Fund may make commitments more restrictive than the restrictions listed above so as to permit the sale of Fund shares in certain states. Should the Fund determine that a commitment is no longer in the best interests of the Fund and its shareholders, the Fund reserves the right to revoke the commitment by terminating the sale of Fund shares in the state involved.



                                MANAGEMENT OF THE FUND

              Directors and officers of the Fund, together with information as to their principal business occupations during at least the last five years, are shown below. Each Director who is deemed to be an "interested person" of the Fund, as defined in the Act, is indicated by an asterisk.

Directors and Officers of the Fund.


*JOSEPH S. DiMARTINO, Chairman of the Board.  Since January 1995, Chairman
              of the Board of various funds in the Dreyfus Family of Funds. For more than five years prior thereto, he was President, a director and, until August 1994, Chief Operating Officer of the Manager and Executive Vice President and a director of Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager and, until August 24, 1994, the Fund's distributor. From August 1994 to December 31, 1994, he was a director of Mellon Bank Corporation. He is Chairman of the Board of Noel Group, Inc., a venture capital company; a trustee of Bucknell University; and a director of the Muscular Dystrophy Association, HealthPlan Services Corporation, Belding Heminway Company, Inc., a manufacturer and marketer of industrial threads, specialty yarn, and home furnishing fabrics, Curtis Industries, Inc., a national distributor of security products, chemicals and automotive and other hardware, Simmons Outdoor Corporation and Staffing Resources, Inc. He is 51 years old and his address is 200 Park Avenue, New York, New York 10166.



*DAVID W. BURKE, Director.  Since August 1994, Consultant to the Manager.
              From October 1990 to August 1994, Vice President and Chief Administrative Officer of the Manager. From 1977 to 1990, Mr. Burke was involved in the management of national television news, as Vice President and Executive Vice President of ABC News, and subsequently as President of CBS News. Mr. Burke is also a Board member of 50 other funds in the Dreyfus Family of Funds. He is 59 years old and his address is 200 Park Avenue, New York, New York 10166.



SAMUEL CHASE, Director.  Since 1982, President of Samuel Chase & Company,
              Ltd., an economic consulting firm. From 1983 to 1989, Chairman of Chase, Brown & Blaxall, Inc., an economic consulting firm. He is 63 years old and his address is 4410 Massachusetts Avenue, N.W., Suite 408, Washington, D.C. 20016.



GORDON J. DAVIS, Director.  Since October 1994, Mr. Davis has been a senior partner with the firm of LeBoeuf, Lamb, Greene & MacRae. From 1983 to September 1994, Mr. Davis was a senior partner with the law firm of Lord Day & Lord, Barrett Smith. He also was Commissioner of Parks and Recreation for the City of New York from 1978 to 1983. He is also a director of Consolidated Edison, a utility company, and Phoenix Home Life Insurance Company and a member of various other corporate and not-for-profit boards. Mr. Davis is also a Board member of 24 other funds in the Dreyfus Family of Funds. He is 53 years old and his address is 241 Central Park West, New York, New York 10023.



JONI EVANS, Director.  Senior Vice President of the William Morris Agency.
              From September 1987 to May 1993, Executive Vice President of Random House, Inc.; from January 1991 to May 1993, President and Publisher of Turtle Bay Books; from January 1987 to December 1990, publisher of Random House Adult Trade Division; and from September 1985 to September 1987, President of Simon & Schuster - Trade Division. She is 53 years old and her address is 1350 Avenue of the Americas, New York, New York 10022.



ARNOLD S. HIATT, Director.  Chairman of The Stride Rite Foundation.  From
              1969 to June 1992, Chairman of the Board, President or Chief Executive Officer of The Stride Rite Corporation, a multi-divisional footwear manufacturing and retailing company. Mr. Hiatt is also a director of The Cabot Corporation. He is 68 years old and his address is 400 Atlantic Avenue, Boston, Massachusetts 02110.



DAVID J. MAHONEY, Director.  President of David Mahoney Ventures since
              1983. From 1968 to 1983, he was Chairman and Chief Executive Officer of Norton Simon Inc., a producer of consumer products and services. Mr. Mahoney is also a director of Bionaire Inc. and Intracoastal Health Systems, Inc. He is 72 years old and his address is 745 Fifth Avenue, Suite 700, New York, New York 10151.



BURTON N. WALLACK, Director.  President and co-owner of Wallack Management
              Company, a real estate management company managing real estate in the New York City area. Mr. Wallack is also a Board member of 13 other funds in the Dreyfus Family of Funds. He is 44 years old and his address is 18 East 64th Street, Suite 3D, New York, New York 10021.



              For so long as the Fund's plan described in the section "Shareholder Services Plan" remains in effect, the Directors of the Fund who are not "interested persons" of the Fund, as defined in the Act, will be selected and nominated by the Directors who are not "interested persons" of the Fund.


              The Fund typically pays its Directors an annual retainer and a per meeting fee and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members are entitled to receive an annual retainer and a per meeting fee of one-half the amount paid to them as Board members. The aggregate amount of compensation paid by the Fund to each Director for the fiscal year ended
May 31, 1995, and by all other funds in the Dreyfus Family of Funds for which such person is a Board member (the number of which is set forth in parenthesis next to each Board member's total compensation) for the year ended December 31, 1994, were as follows:





                                                                                      (5)
                                           (3)                                         Total Compensation
                     (2)                   Pension or              (4)                 From Fund and
(1)                  Aggregate             Retirement Benefits     Estimated Annual    From Fund Complex
Name of Board        Compensation from     Accrued as Part of      Benefits Upon       Paid to Board
Member               Fund*                 Fund's Expenses         Retirement          Member
------------         -----------------     -------------------     ----------------    ----------------

Joseph S. DiMartino      $ 8,125**                none                   none          $445,000*** (93)

David W. Burke           $ 5,452                  none                   none          $27,898 (51)

Samuel Chase             $ 7,000                  none                   none          $46,250 (13)

Gordon J. Davis          $ 1,264                  none                   none          $29,602 (24)

Joni Evans               $ 6,500                  none                   none          $46,250 (13)

Arnold S. Hiatt          $ 7,000                  none                   none          $42,750 (13)

David J. Mahoney         $ 6,000                  none                   none          $43,000 (13)

Burton N. Wallack        $ 7,000                  none                   none          $46,250 (13)
_____________________
*             Amount does not include reimbursed expenses for attending Board meetings, which amounted to $389 for all Directors as a group.
**            Estimated amount for the current fiscal year ending May 31, 1996.
***           Estimated amount for the year ending December 31, 1995.



Officers of the Fund


MARIE E. CONNOLLY, President and Treasurer.  President and Chief Operating
              Officer of the Distributor and an officer of other investment companies advised or administered by the Manager. From December 1991 to July 1994, she was President and Chief Compliance Officer of Funds Distributor, Inc., the ultimate parent company of which is Boston Institutional Group, Inc. Prior to December 1991, she served as Vice President and Controller, and later as Senior Vice President, of The Boston Company Advisors, Inc. She is 37 years old.



JOHN E. PELLETIER, Vice President and Secretary.  Senior Vice President and
              General Counsel of the Distributor and an officer of other investment companies advised or administered by the Manager. From February 1992 to July 1994, he served as Counsel for The Boston Company Advisors, Inc. From August 1990 to February 1992, he was employed as an Associate at Ropes & Gray. He is 30 years old.



ERIC B. FISCHMAN, Vice President and Assistant Secretary.  Associate
              General Counsel of the Distributor and an officer of other investment companies advised or administered by the Manager. From September 1992 to August 1994, he was an attorney with the Board of Governors of the Federal Reserve System. He is 30 years old.


FREDERICK C. DEY, Vice President and Assistant Treasurer.  Senior Vice
              President of the Distributor and an officer of other investment companies advised or administered by the Manager. From 1988 to August 1994, he was Manager of the High Performance Fabric Division of Springs Industries Inc. He is 33 years old.

JOSEPH S. TOWER, III, Assistant Treasurer.  Senior Vice President,
              Treasurer and Chief Financial Officer of the Distributor and an officer of other investment companies advised or administered by the Manager. From July 1988 to August 1994, he was employed by The Boston Company, Inc. where he held various management positions in the Corporate Finance and Treasury areas. He is 32 years old.

JOHN J. PYBURN, Assistant Treasurer.  Assistant Treasurer of the
              Distributor and an officer of other investment companies advised or administered by the Manager. From 1984 to July 1994, he was Assistant Vice President in the Mutual Fund Accounting Department of the Manager. He is 59 years old.

RUTH D. LEIBERT, Assistant Secretary.  Assistant Vice President of the
              Distributor and an officer of other investment companies advised or administered by the Manager. From March 1992 to July 1994, she was a Compliance Officer for The Managers Funds, a registered investment company. From March 1990 until September 1991, she was Development Director of The Rockland Center for the Arts. She is 50 years old.

              The address of each officer of the Fund is 200 Park Avenue, New York, New York 10166.


              Directors and officers of the Fund, as a group, owned less than 1% of the Fund's Common Stock outstanding on August 15, 1995.




                               MANAGEMENT AGREEMENT

              The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Management of the Fund."


              The Manager provides management services pursuant to the Management Agreement (the "Agreement") dated August 24, 1994 with the Fund, which is subject to annual approval by (i) the Fund's Board of Directors or (ii) vote of a majority (as defined in the Act) of the outstanding voting securities of the Fund, provided that in either event the continuance also is approved by a majority of the Directors who are not "interested persons"
(as defined in the Act) of the Fund or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. The
Agreement was approved by Shareholders on August 2, 1994, and was last approved by the Fund's Board of Directors, including a majority of the Directors who are not "interested persons" of any party to the Agreement, at a meeting held on April 26, 1995. The Agreement is terminable without penalty, on not more than 60 days' notice, by the Fund's Board of Directors or by vote of the holders of a majority of the Fund's outstanding voting shares, or, upon not less than 90 days' notice, by the Manager. The
Agreement will terminate automatically in the event of its assignment (as defined in the Act).




              The following persons are officers and/or directors of the
Manager: Howard Stein, Chairman of the Board and Chief Executive Officer; W. Keith Smith, Vice Chairman of the Board; Robert E. Riley, President, Chief Operating Officer and a director; Stephen E. Canter, Vice Chairman, Chief Investment Officer and a director; Lawrence S. Kash, Vice Chairman-Distribution and a director; Philip L. Toia, Vice Chairman-Operations and Administration; Barbara E. Casey, Vice President-Dreyfus Retirement Services; Diane M. Coffey, Vice President-Corporate Communications; Elie M. Genadry, Vice President-Institutional Sales; William F. Glavin, Jr., Vice President-Corporate Development; Henry D. Gottmann, Vice President-Retail Sales and Service; Mark N. Jacobs, Vice President-Legal and Secretary; Daniel C. Maclean, Vice President and General Counsel; Jeffrey N. Nachman, Vice President-Mutual Fund Accounting; Andrew S. Wasser, Vice President-Information Services; Katherine C. Wickham, Vice President-Human Resources; Maurice Bendrihem, Controller; Elvira Oslapas, Assistant Secretary; and Mandell L. Berman, Frank V. Cahouet, Alvin E. Friedman, Lawrence M. Greene, Julian M. Smerling and David B. Truman, directors.




              The Manager manages the Fund's portfolio of investments in accordance with the stated policies of the Fund, subject to the approval of the Fund's Board of Directors. The Manager is responsible for investment decisions and provides the Fund with portfolio managers who are authorized by the Board of Directors to execute purchases and sales of securities. The
Fund's portfolio managers are:  Richard J. Moynihan, Joseph P. Darcy, A.
Paul Disdier, Karen M. Hand, Stephen C. Kris, Jill C. Shaffro, L. Lawrence Troutman, Samuel J. Weinstock and Monica S. Wieboldt. The Manager also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for the Fund as well as for other funds advised by the Manager. All purchases and sales are reported for Directors' review at the meeting subsequent to such transactions.


              All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by the Manager. The expenses borne by the Fund include: organizational costs, taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Manager, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining corporate existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of shareholders' reports and corporate meetings, costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders and any extraordinary expenses.


              The Manager maintains office facilities on behalf of the Fund, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund. The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.


              As compensation for the Manager's services, the Fund pays the Manager a monthly management fee at the annual rate of .60 of 1% of the value of the Fund's average daily net assets. All fees and expenses are accrued daily and deducted before declaration of dividends to investors. The management fees paid to the Manager for the fiscal years ended May 31, 1993, 1994 and 1995 were $10,779,964, $10,861,852 and $9,237,533, respectively.




              The Manager has agreed that if in any fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage fees, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed 1 1/2% of the value of the Fund's average net assets for the fiscal year, the Fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis. During the fiscal year ended May 31, 1995, no expense reimbursements were made pursuant to such limitations.


              The aggregate of the fees payable to the Manager is not subject to reduction as the value of the Fund's net assets increases.



                          SHAREHOLDER SERVICES PLAN

              The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Shareholder Services Plan."


              The Fund has adopted a Shareholder Services Plan (the "Plan") pursuant to which the Fund reimburses Dreyfus Service Corporation for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such an answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts.



              A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Directors for their review. In addition, the Plan provides that material amendments of the Plan must be approved by the Board of Directors, and by the Directors who are not "interested persons" (as defined in the Act) of the Fund and have no direct or indirect financial interest in the operation of the Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Plan is subject to annual approval by such vote of the Directors. The Plan is terminable at any time by vote of a majority of the Directors who are not "interested persons" and have no direct or indirect financial interest in the operation of the Plan.


              For the fiscal year ended May 31, 1995, $483,217 was chargeable to the Fund under the Plan.





                               PURCHASE OF FUND SHARES

              The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Fund Shares."

              The Distributor. The Distributor serves as the Fund's distributor pursuant to an agreement which is renewable annually. The Distributor also acts as distributor for the other funds in the Dreyfus Family of Funds and for certain other investment companies.

              Service Charges. There is no sales or service charge by the Fund or the Distributor although investment dealers, banks and other institutions may make reasonable charges to investors for their services. The services provided and the applicable fees are established by each dealer or other institution acting independently of the Fund. The Fund has been given to understand that these fees may be charged for customer services including, but not limited to: same day investment of client funds; same day access to client funds; advising customers about the status of their accounts, yield currently being paid, or income earned to date; providing periodic account statements showing security and money market positions; other services available from the dealer, bank or other institution; and assistance with inquiries related to client investments. Any such fees will be deducted monthly from the client's account, which on smaller accounts could constitute a substantial portion of distributions. Small, inactive long-term accounts involving monthly service charges may not be in the best interest of an investor. In addition, some securities dealers may require an investor to invest more than the minimum stated investment; not purchase fractional shares; take monthly income distributions in cash; or other conditions. Investors should be aware that they may purchase Fund shares directly from the Distributor without imposition of any maintenance or service charges, other than those already described. In some states, banks or other institutions effecting transactions in Fund shares may be required to register as dealers pursuant to state law.

              Dreyfus TeleTransfer Privilege. Dreyfus TeleTransfer purchase orders may be made between the hours of 8:00 a.m. and 4:00 p.m., New York time, on any business day that The Shareholder Services Group, Inc., the Fund's transfer and dividend disbursing agent (the "Transfer Agent"), and the New
York Stock Exchange are open. Such purchases will be credited to the shareholder's Fund account on the next bank business day. To qualify to use the Dreyfus TeleTransfer Privilege, the initial payment for purchase of Fund shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be wired to an account at any other bank, the request must be in writing and signature-guaranteed. See "Redemption of Fund Shares--Dreyfus TeleTransfer Privilege."

              Reopening an Account. An investor may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.



                          REDEMPTION OF FUND SHARES

              The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Redeem Fund Shares."

              Check Redemption Privilege. An investor may indicate on the Account Application or by later written request that the Fund provide Redemption Checks ("Checks") drawn on the Fund's account. Checks will be sent only to the registered owner(s) of the account and only to the address of record.
The Account Application or later written request must be manually signed by the registered owner(s). Checks may be made payable to the order of any person in an amount of $500 or more. When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as the investor's agent, will cause the Fund to redeem a sufficient number of full or fractional shares in the investor's account to cover the amount of the Check.
Dividends are earned until the Check clears. After clearance, a copy of the Check will be returned to the investor. Investors generally will be subject to the same rules and regulations that apply to checking accounts, although election of this Privilege creates only a shareholder-transfer agent relationship with the Transfer Agent.

              If the amount of the Check is greater than the value of the shares in an investor's account, the Check will be returned marked insufficient funds. Checks should not be used to close an account.

              Wire Redemption Privilege. By using this Privilege, the investor authorizes the Transfer Agent to act on wire or telephone redemption instructions from any person representing himself or herself to be the investor, and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Fund will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt if the Transfer Agent receives the redemption request in proper form. Redemption proceeds will be transferred by Federal Reserve wire only to the commercial bank account specified by the investor on the Account Application or Shareholder
Services Form. Redemption proceeds, if wired, must be in the amount of $1,000 or more and will be wired to the investor's account at the bank of record designated in the investor's file at the Transfer Agent, if the investor's bank is a member of the Federal Reserve System, or to a correspondent bank if the investor's bank is not a member. Fees ordinarily are imposed by such bank usually are borne by the investor. Immediate notification by the correspondent bank to the investor's bank is necessary to avoid a delay in crediting the funds to the investor's bank account.

              Investors with access to telegraphic equipment may wire redemption requests to the Transfer Agent by employing the following transmittal code which may be used for domestic or overseas transmission:


                                           Transfer Agent's
                 Transmittal Code          Answer Back Sign

                       144295              144295 TSSG PREP

              Investors who do not have direct access to telegraphic equipment may have the wire transmitted by contacting a TRT Cables operator at 1-800-654-7171, toll free. Investors should advise the operator that the above transmittal code must be used and should also inform the operator of the Transfer Agent's answer back sign.

              To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Stock Certificates; Signatures."

              Dreyfus TeleTransfer Privilege. Investors should be aware that if they have also selected the Dreyfus TeleTransfer Privilege, any request for a wire redemption will be effected as a Dreyfus TeleTransfer transaction through the Automated Clearing House ("ACH") system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in the investor's account at an ACH member bank ordinarily two business days after receipt of the redemption request. See "Purchase of Fund Shares--Dreyfus TeleTransfer Privilege."

              Stock Certificates; Signatures. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York
Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor, and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call the telephone number listed on the cover.

              Redemption Commitment. The Fund has committed itself to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the proper approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Board of Directors reserves the right to make payments in whole or in part in securities or other assets of the Fund in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the portfolio of the Fund is valued. If the recipient sold such securities, brokerage charges would be incurred.

              Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's shareholders.



                           SHAREHOLDER SERVICES

              The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Shareholder Services."


              Fund Exchanges. Shares of other funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:



              A. Exchanges for shares of funds that are offered without a sales load will be made without a sales load.

              B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

              C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

              D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted.

              To accomplish an exchange under item D above, shareholders must notify the Transfer Agent of their prior ownership of fund shares and their account number.


              To request an exchange, an investor must give exchange instructions to the Transfer Agent in writing, by wire or by telephone. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless the investor checks the applicable "No" box on the Account Application, indicating that the investor specifically refuses this Privilege. By using the Telephone Exchange Privilege, the investor authorizes the Transfer Agent to act on telephonic instructions from any person representing himself or herself to be the investor, and reasonably believed by the Transfer Agent to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted. Shares issued in certificate form are not eligible for telephone exchange.



              To establish a Personal Retirement Plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made.
For Dreyfus-sponsored Keogh Plans, IRAs and IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs") with only one participant, the minimum initial investment is $750. To exchange shares held in Corporate Plans, 403(b)(7) Plans and SEP-IRAs with more than one participant, the minimum initial investment is $100 if the plan has at least $2,500 invested among the funds in the Dreyfus Family of Funds. To exchange shares held in Personal Retirement Plans, the shares exchanged must have a current value of at least $100.

              Auto-Exchange Privilege. Dreyfus Auto-Exchange Privilege permits an investor to purchase, in exchange for shares of the Fund, shares of another fund in the Dreyfus Family of Funds. This Privilege is available only for existing accounts. Shares will be exchanged on the basis of relative net asset value as described above under "Exchange Privilege." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by the investor. An investor will be notified if his account falls below the amount designated to be exchanged under this Privilege. In this case, an investor's account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRA and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.


              Fund Exchanges and Dreyfus Auto-Exchange Privilege are available to shareholders resident in any state in which shares of the fund being acquired may legally be sold. Shares may be exchanged only between accounts having identical names and other identifying designations.


              Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-645-6561. The Fund reserves the right to reject any exchange request in whole or in part. The Fund Exchanges Service or Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.


              Automatic Withdrawal Plan. The Automatic Withdrawal Plan permits an investor with a $5,000 minimum account to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, the investor's shares will be reduced and eventually may be depleted. There is a service charge of $.50 for each withdrawal check. Automatic Withdrawal may be terminated at any time by the investor, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.



              Dreyfus Dividend Sweep. Dreyfus Dividend Sweep allows investors to invest on the payment date their dividends or dividends and capital gain distributions, if any, from the Fund in shares of another fund in the Dreyfus Family of Funds of which the investor is a shareholder. Shares of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:

              A. Dividends and distributions paid by a fund may be invested without imposition of a sales load in shares of other funds that are offered without a sales load.

              B. Dividends and distributions paid by a fund which does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

              C. Dividends and distributions paid by a fund which charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept, without giving effect to any reduced loads, the difference will be deducted.

              D. Dividends and distributions paid by a fund may be invested in shares of other funds that impose a contingent deferred sales charge ("CDSC") and the applicable CDSC, if any, will be imposed upon redemption of such shares.



                      DETERMINATION OF NET ASSET VALUE

              The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Fund Shares."

              Valuation of Portfolio Securities. The Fund's investments are valued each business day by an independent pricing service (the "Service") approved by the Board of Directors. When, in the judgment of the Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service may employ electronic data processing techniques and/or a matrix system to determine valuations. The Service's procedures are reviewed by the Fund's officers under the general supervision of the Board of Directors. Expenses and fees, including the management fee (reduced by the expense limitation, if any), are accrued daily and are taken into account for the purpose of determining the net asset value of Fund shares.

              New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.



                                PORTFOLIO TRANSACTIONS

              Portfolio securities ordinarily are purchased from and sold to parties acting as either principal or agent. Newly-issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained. Usually no brokerage commissions, as such, are paid by the Fund for such purchases and sales, although the price paid usually includes an undisclosed compensation to the dealer acting as agent. The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers ordinarily are executed at a price between the bid and asked price. No brokerage commissions have been paid by the Fund to date.

              Transactions are allocated to various dealers by the Fund's Investment Officers in their best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the Manager to supplement its own research and analysis with the views and information of other securities firms.

              Research services furnished by brokers through which the Fund effects securities transactions may be used by the Manager in advising other funds it advises and, conversely, research services furnished to the Manager by brokers in connection with other funds the Manager advises may be used by the Manager in advising the Fund. Although it is not possible to place a dollar value on these services, it is the opinion of the Manager that the receipt and study of such services should not reduce the overall expenses of its research department.

              The Fund anticipates that its annual portfolio turnover rate generally will not exceed 100%, but the turnover rate will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. Therefore, depending upon market conditions, the Fund's annual portfolio turnover rate may exceed 100% in particular years.



                     DIVIDENDS, DISTRIBUTIONS AND TAXES

              The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Dividends, Distributions and Taxes."

              Management believes that the Fund has qualified as a "regulated investment company" under the Internal Revenue Code of 1986, as amended
(the "Code"), for the fiscal year ended May 31, 1995 and the Fund intends to continue to so qualify, if such qualification is in the best interests of its shareholders. To qualify as a regulated investment company, the Fund must distribute at least 90% of its net income (consisting of net investment income from tax exempt obligations and net short-term capital gains) to its shareholders, must derive less than 30% of its annual gross income from gain on the sale of securities held for less than three months, and must meet certain asset diversification and other requirements. Accordingly, the Fund may be restricted in the selling of securities held for less than three months. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

              The Code provides that if a shareholder has not held his shares for more than six months (or such shorter period as the Internal Revenue Service may prescribe by regulation) and has received an exempt-interest dividend with respect to such shares, any loss incurred on the sale of such shares will be disallowed to the extent of the exempt-interest dividend received. In addition, any dividend or distribution paid shortly after an investor's purchase may have the effect of reducing the net asset value of his shares below the cost of his investment. Such a distribution would be a return on investment in an economic sense although taxable as stated in "Dividends, Distributions and Taxes" in the Prospectus.

              If, at the close of each quarter of its taxable year, at least 50% of the value of the Fund's total assets consists of Federal tax exempt obligations, the Fund may designate and pay Federal exempt-interest dividends from interest earned on all such tax exempt obligations. Such exempt-interest dividends may be excluded by shareholders of the Fund from their gross income for Federal income tax purposes. Dividends derived from taxable investments, together with distributions from any net realized short-term securities gains, generally are taxable as ordinary income for Federal income tax purposes whether or not reinvested. Distributions from net realized long-term securities gains generally are taxable as long-term capital gains to a shareholder who is a citizen or resident of the United States, whether or not reinvested and regardless of the length of time the shareholder has held his shares.


              If, at the close of each quarter of its taxable year, at least 50% of the value of the Fund's total assets consists of obligations which, when held by an individual, the interest therefrom is exempt from California personal income tax, and if the Fund qualifies as a management company under the California Revenue and Taxation Code, then the Fund will be qualified to pay dividends to its shareholders that are exempt from California personal income tax (but not from California franchise tax) ("California exempt-interest dividends"). However, the total amount of California exempt-interest dividends paid by the Fund to a non-corporate shareholder with respect to any taxable year cannot exceed such shareholder's pro rata share of interest received by the Fund during such year that is exempt from California taxation less any expenses and expenditures deemed to have been paid from such interest.



              For shareholders subject to California personal income tax, exempt-interest dividends derived from California Municipal Obligations will not be subject to the California personal income tax. Distributions from net realized short-term capital gains to California resident shareholders will be subject to the California personal income tax as ordinary income. Distributions from net realized long-term capital gains may constitute long-term capital gains for individual California resident shareholders.
Unlike under Federal tax law, the Fund's shareholders will not be subject to California personal income tax, or receive a credit for California taxes paid by the Fund, on undistributed capital gains. In addition, California tax law does not consider any portion of the exempt-interest dividends paid an item of tax preference for the purposes of computing the California alternative minimum tax.

              Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain or loss. However, all or a portion of the gain realized from the disposition of certain market discount bonds will be treated as ordinary income under Section 1276 of the Code.

              Investment by the Fund in securities issued at a discount or providing for deferred interest or for payment of interest in the form of additional obligations could, under special tax rules, affect the amount, timing and character of distributions to shareholders. For example, the Fund could be required to take into account annually a portion of the discount (or deemed discount) at which such securities were issued and to distribute such portion in order to maintain its qualification as a regulated investment company. In such case, the Fund may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.



                              PERFORMANCE INFORMATION

              The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Performance Information."


              The Fund's current yield for the 30-day period ended May 31, 1995 was 5.09%. Current yield is computed pursuant to a formula which operates as follows: the amount of the Fund's expenses accrued for the 30-day period is subtracted from the amount of the dividends and interest earned
(computed in accordance with regulatory requirements) by the Fund during the period. That result is then divided by the product of: (a) the average daily number of shares outstanding during the period that were entitled to receive dividends and distributions, and (b) the net asset value per share on the last day of the period less any undistributed earned income per share reasonably expected to be declared as a dividend shortly thereafter. The quotient is then added to 1, and that sum is raised to the 6th power, after which 1 is subtracted. The current yield is then arrived at by multiplying the result by 2.



              Based upon a combined 1995 Federal and California personal income tax rate of 46.24%, the Fund's tax equivalent yield for the 30-day period ended May 31, 1995 was 9.47%. Tax equivalent yield is computed by dividing that portion of the current yield (calculated as described above) which is tax exempt by 1 minus a stated tax rate and adding the quotient to that portion, if any, of the yield of the Fund that is not tax exempt.



              The tax equivalent yield quoted above represents the application of the highest Federal and State of California marginal personal income tax rates presently in effect. For Federal personal income tax purposes, a 39.6% tax rate has been used. For California personal income tax purposes, an 11% tax rate has been used. The tax equivalent figure, however, does not include the potential effect of any local (including, but not limited to, county, district or city) taxes, including applicable surcharges. In addition, there may be pending legislation which could affect such stated tax rates or yield. Each investor should consult its tax adviser, and consider its own factual circumstances and applicable tax laws, in order to ascertain the relevant tax equivalent yield.


              The Fund's average annual total return for the 1, 5 and 10 year periods ended May 31, 1995 was 5.93%, 6.96% and 7.71%, respectively.
Average annual total return is calculated by determining the ending redeemable value of an investment purchased with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result.


              The Fund's total return for the period July 26, 1983 to May 31, 1995 was 154.28%. Total return is calculated by subtracting the amount of the Fund's net asset value per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period), and dividing the result by the net asset value per share at the beginning of the period.



              From time to time, the Fund may use hypothetical tax equivalent yields or charts in its advertising. These hypothetical yields or charts will be used for illustrative purposes only and are not representative of the Fund's past or future performance.

              From time to time, advertising materials for the Fund may refer to or discuss then-current or past economic conditions, developments and/or events, and actual or proposed tax legislation. From time to time, advertising materials for the Fund also may refer to statistical or other information concerning trends relating to investment companies, as compiled by industry associations such as the Investment Company Institute. From time to time, advertising materials for the Fund also may refer to Morningstar ratings and related analyses supporting the rating.



                             INFORMATION ABOUT THE FUND

              The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "General Information."


              Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and nonassessable. Fund shares are of one class and have equal rights as to dividends and in liquidation. Shares have no preemptive, subscription or conversion rights and are freely transferable.



              The Fund sends annual and semi-annual financial statements to all its shareholders.



                CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT,
                         COUNSEL AND INDEPENDENT AUDITORS


              The Bank of New York, 90 Washington Street, New York, New York 10286, is the Fund's custodian. The Shareholder Services Group, Inc., a subsidiary of First Data Corporation, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's transfer and dividend disbursing agent. Neither The Bank of New York nor The Shareholder Services Group, Inc. has any part in determining the investment policies of the Fund or which portfolio securities are to be purchased or sold by the Fund.


              Stroock & Stroock & Lavan, 7 Hanover Square, New York, New York 10004-2696, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of Common Stock being sold pursuant to the Fund's Prospectus.


              Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, independent auditors, have been selected as independent auditors of the Fund.







                                APPENDIX A


                      IN CALIFORNIA MUNICIPAL OBLIGATIONS

              Certain California (the "State") constitutional amendments, legislative measures, executive orders, civil actions and voter initiatives, as well as the general financial condition of the State, could adversely affect the ability of issuers of California Municipal Obligations to pay interest and principal on such obligations. The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the State of California and various local agencies, available as of the date of this Statement of Additional Information. While the Fund has not independently verified such information, it has no reason to believe that such information is not correct in all material respects.

              Recent Developments. From mid-1990 to late 1993, the State suffered a recession with the worst economic, fiscal and budget conditions since the 1930s. Construction, manufacturing (especially aerospace), exports and financial services, among others, were all severely affected. Job losses have been the worst of any post-war recession. Unemployment reached 10.1% in January 1994, but fell sharply to 7.7% in October and November 1994. According to the State's Department of Finance, recovery from the recession in California began in 1994.

              The recession seriously affected State tax revenues, which basically mirror economic conditions. It also has caused increased expenditures for health and welfare programs. The State also has been facing a structural imbalance in its budget with the largest programs supported by the General
Fund (K-12 schools and community colleges, health and welfare, and corrections) growing at rates higher than the growth rates for the principal revenue sources of the General Fund. As a result, the State experienced recurring budget deficits in the late 1980s and early 1990s.
The State Controller reported that expenditures exceeded revenues for four of the five fiscal years ending with 1991-92. The State had an operating surplus of approximately $109 million in 1992-93 and $836 million in 1993-
94. However, at June 30, 1994, according to the Department of Finance, the State's Special Fund for Economic Uncertainties ("SFEU") still had a deficit, on a budget basis, of approximately $1.8 billion.

              The accumulated budget deficits over the past several years, together with expenditures for school funding which have not been reflected in the budget, and reduction of available internal borrowable funds, have combined to significantly deplete the State's cash resources to pay its ongoing expenses. In order to meet its cash needs, the State has had to rely for several years on a series of external borrowings, including borrowings past the end of a fiscal year. Such borrowings are expected to continue in future fiscal years. To meet its cash flow needs in the 1994-95 fiscal year the State issued, in July and August 1994, $4.0 billion of revenue anticipation warrants which mature on April 25, 1996, and $3.0 billion of revenue anticipation notes which matured on June 28, 1995.

              As a result of the deterioration in the State's budget and cash situation, the rating agencies reduced the State's credit ratings. Between October 1991 and July 1994, the rating on the State's general obligation bonds was reduced by S&P from "AAA" to "A," by Moody's from "Aaa" to "A1" and by Fitch from "AAA" to "A."

              The 1994-95 Fiscal Year Budget (as updated in the January 10, 1995 Governor's Budget) is projected to have $42.4 billion of General Fund revenues and transfers and $41.7 billion of budgeted expenditures. In addition, the 1994-95 Budget Act anticipates deferring retirement of about
$1 billion of the accumulated budget deficit to the 1995-96 fiscal year when it is intended to be fully retired by June 30, 1996.

              The Governor's Budget for 1995-96 proposes General Fund revenues and transfers of $42.5 billion and expenditures of $41.7 billion, which would leave a balance of approximately $92 million in the budget reserve, the SFEU, at June 30, 1996 after repayment of the accumulated budget deficits.
The Budget proposal is based on a number of assumptions, including receipt of $830 million from the Federal government to offset costs of undocumented and refugee immigrants.

              On December 6, 1994, Orange County, California (the "County"), together with its pooled investment funds (the "Funds") filed for protection under Chapter 9 of the Federal Bankruptcy Code, after reports that the Funds had suffered significant market losses in their investments, causing a liquidity crisis for the Funds and the County. More than 180 other public entities, most of which, but not all, are located in the County, were also depositors in the Funds. As of mid-January 1995, following a restructuring of most of the Funds' assets to increase their liquidity and reduce their exposure to interest rate increases, the County estimated the Funds' loss at about $1.69 billion, or about 23% of their initial deposits of approximately $7.5 billion. Many of the entities which deposited monies in the Funds, including the County, are facing cash flow difficulties because of the bankruptcy filing and may be required to reduce programs or capital projects. This also may effect their ability to meet their outstanding obligations.

              The State has no existing obligation with respect to any outstanding obligations or securities of the County or any of the other participating entities. However, in the event the County is unable to maintain county administered State programs because of insufficient resources, it may be necessary for the State to intervene, but the State cannot presently predict what, if any, action may occur.

              On January 17, 1994, an earthquake of the magnitude of an estimated 6.8 on the Richter Scale struck Los Angeles causing significant damage to public and private structures and facilities. Although some individuals and businesses suffered losses totaling in the billions of dollars, the overall effect of the earthquake on the regional and State economy is not expected to be serious.

              State Finances. State moneys are segregated into the General Fund and approximately 600 Special Funds. The General Fund consists of the revenues received into the State Treasury and earnings from State investments, which are not required by law to be credited to any other fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most major State revenue sources.

              The SFEU is funded with General Fund revenues and was established to protect the State from unforeseen reduced levels of revenues and/or unanticipated expenditure increases. Amounts in the SFEU may be transferred by the Controller as necessary to meet cash needs of the General Fund. The Controller is required to return moneys so transferred without payment of interest as soon as there are sufficient moneys in the General Fund. For budgeting and accounting purposes, any appropriation made from the SFEU is deemed an appropriation from the General Fund. For year-end reporting purposes, the Controller is required to add the balance in the SFEU to the balance in the General Fund so as to show the total monies then available for General Fund purposes.

              Inter-fund borrowing has been used for many years to meet temporary imbalances of receipts and disbursements in the General Fund. As of June 30, 1994, the General Fund had outstanding loans in the aggregate principal amount of $43 million to the General Fund from the SFEU and outstanding loans in the aggregate principal amount of $5.2 billion, which consisted of $4.0 billion of internal loans to the General Fund from the SFEU and other Special Funds and $1.2 billion of external loans represented by the 1994 revenue anticipation warrants.

              Articles XIIIA and XIIIB to the State Constitution and Other Revenue Law Changes. Prior to 1977, revenues of the State government experienced significant growth primarily as a result of inflation and continuous expansion of the tax base of the State. In 1978, State voters approved an amendment to the State Constitution known as Proposition 13, which added
Article XIIIA to the State Constitution, reducing ad valorem local property taxes by more than 50%. In addition, Article XIIIA provides that additional taxes may be levied by cities, counties and special districts only upon approval of not less than a two-thirds vote of the "qualified electors" of such district, and requires not less than a two-thirds vote of each of the two houses of the State Legislature to enact any changes in State taxes for the purpose of increasing revenues, whether by increased rate or changes in methods of computation.

              Primarily as a result of the reductions in local property tax revenues received by local governments following the passage of Proposition 13, the Legislature undertook to provide assistance to such governments by substantially increasing expenditures from the General Fund for that purpose beginning in the 1978-79 fiscal year. In recent years, in addition to such increased expenditures, the indexing of personal income tax rates
(to adjust such rates for the effects of inflation), the elimination of certain inheritance and gift taxes and the increase of exemption levels for certain other such taxes had a moderating impact on the growth in State revenues. In addition, the State has increased expenditures by providing a variety of tax credits, including renters' and senior citizens' credits and energy credits.

              The State is subject to an annual "appropriations limit" imposed by Article XIIIB of the State Constitution adopted in 1979. Article XIIIB prohibits the State from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitations" are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by such entity in providing the regulation, product or service." One of the exclusions from these limitations is "debt service" (defined as "appropriations required to pay the cost of interest and redemption charges, including the funding of any reserve or sinking fund required in connection therewith, on indebtedness existing or legally authorized as of January 1, 1979 or on bonded indebtedness thereafter approved" by the voters). In addition, appropriations required to comply with mandates of courts or the Federal government and, pursuant to Proposition 111 enacted in June 1990, appropriations for qualified capital outlay projects and appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels are not included as appropriations subject to limitation. In addition, a number of recent initiatives were structured or proposed to create new tax revenues dedicated to certain specific uses, with such new taxes expressly exempted from the Article
XIIIB limits (e.g., increased cigarette and tobacco taxes enacted by Proposition 99 in 1988). The appropriations limit also may be exceeded in cases of emergency. However, unless the emergency arises from civil disturbance or natural disaster declared by the Governor, and the appropriations are approved by two-thirds of the Legislature, the appropriations limit for the next three years must be reduced by the amount of the excess.

              The State's appropriations limit in each year is based on the limit for the prior year, adjusted annually for changes in California per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government. The measurement of change in population is a blended average of statewide overall population growth, and change in attendance at local school and community college ("K-14") districts. As amended by Proposition 111, the appropriations limit is tested over consecutive two-year periods. Any excess of the aggregate "proceeds of taxes" received over such two-year periods above the combined appropriations limits for those two years is divided equally between transfers to K-14 districts and refunds to taxpayers.

              As originally enacted in 1979, the State's appropriations limit was based on its 1978-79 fiscal year authorizations to expend proceeds of taxes and was adjusted annually to reflect changes in cost of living and population (using different definitions, which were modified by Proposition
111). Commencing with the 1991-92 fiscal year, the State's appropriations limit is adjusted annually based on the actual 1986-87 limit, and as if Proposition 111 had been in effect. The State Legislature has enacted legislation to implement Article XIIIB which defines certain terms used in
Article XIIIB and sets forth the methods for determining the State's appropriations limit. Government Code Section 7912 requires an estimate of the State's appropriations limit to be included in the Governor's Budget, and thereafter to be subject to the budget process and established in the Budget Act.

              For the 1990-91 fiscal year, the State appropriations limit was $32.7 billion, and appropriations subject to limitation were $7.51 billion under the limit. The limit for the 1991-92 fiscal year was $34.2 billion, and appropriations subject to limitations were $3.8 billion under the limit.
The limit for the 1992-93 fiscal year was $35.01 billion, and the appropriations subject to limitation were $7.53 billion under the limit.
The limit for the 1993-94 fiscal year was $36.060 billion, and the appropriations subject to limitation were $6.55 billion under the limit.
The estimated limit for the 1994-95 fiscal year is $37.55 billion, and the appropriations subject to limitations are estimated to be $6.05 billion under the limit.

              In November 1988, State voters approved Proposition 98, which changed State funding of public education below the university level and the operation of the State's appropriations limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Under Proposition 98 (as modified by Proposition 111, which was enacted in June 1990), K-14 schools are guaranteed the greater of (a) 40.3% of General Fund revenues ("Test 1"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIIIB by reference to California per capita personal income) and enrollment ("Test 2"), or (c) a third test, which would replace the second test in any year when the percentage growth in per capita General Fund revenues from the prior year plus .5% is less than the percentage growth in California per capita personal income ("Test 3"). Under "Test 3," schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If "Test 3" is used in any year, the difference between "Test 3" and "Test 2" would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth.

              Proposition 98 permits the Legislature by two-thirds vote of both houses, with the Governor's concurrence, to suspend the K-14 schools' minimum funding formula for a one-year period. In the fall of 1989, the Legislature and the Governor utilized this provision to avoid having 40.3% of revenues generated by a special supplemental sales tax enacted for earthquake relief go to K-14 schools. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIIIB limit to K-14 schools.

              The 1991-92 Budget Act, applying "Test 2" of Proposition 98, appropriated approximately $18.5 billion for K-14 schools pursuant to Proposition 98. During the course of the fiscal year, revenues proved to be substantially below expectations. By the time the Governor's Budget was introduced in January 1992, it became clear that per capita growth in General Fund revenues for 1991-92 would be far smaller than the growth in California per capita personal income and the Governor's Budget therefore reflected a reduction in Proposition 98 funding in 1991-92 by applying "Test 3" rather than "Test 2."

              In response to the changing revenue situation and to fully fund the Proposition 98 guarantee in both the 1991-92 and 1992-93 fiscal years without exceeding it, the Legislature enacted several bills as part of the 1992-93 budget package which responded to the fiscal crisis in education funding. Fiscal year 1991-92 Proposition 98 appropriations for K-14 schools were reduced by $1.083 billion. In order to not adversely impact cash received by school districts, however, a short-term loan was appropriated from the non-Proposition 98 State General Fund. The
Legislature then appropriated $16.6 billion to K-14 schools for 1992-93
(the minimum guaranteed by Proposition 98), but designated $1.083 billion of this amount to "repay" the prior year loan, thereby reducing cash outlays in 1992-93 by that amount. In addition to reducing the 1991-92 fiscal year appropriations for K-14 schools by $1.083 billion and converting the amount to a loan (the "inter-year adjustment"), Chapter 703, Statutes of 1992 also made an adjustment to "Test 1," based on the additional $1.2 billion of local property taxes that were shifted to schools and community colleges. The "Test 1" percentage changed from 40% to 37%. Additionally, Chapter 703 contained a provision that if an appellate court should determine that the "Test 1" recalculation or the inter-year adjustment is unconstitutional, unenforceable or invalid, Proposition 98 would be suspended for the 1992-93 fiscal year, with the result that K-14 schools would receive the amount intended by the 1992-93 Budget Act compromise.

              The State Controller stated in October 1992 that, because of a drafting error in Chapter 703, he could not implement the $1.083 billion reduction of the 1991-92 school funding appropriation, which was part of the inter-year adjustment. The Legislature untimely enacted corrective legislation as part of the 1993-94 Budget package to implement the $1.083 billion inter-year adjustment as originally intended.

              In the 1992-93 Budget Act, a new loan of $732 million was made to K-12 schools in order to maintain per-average daily attendance ("ADA") funding at the same level as 1991-92, at $4,187. An additional loan of $241 million was made to community college districts. These loans are to be repaid from future Proposition 98 entitlements. (The teachers' organization lawsuit discussed above also seeks to declare invalid the provision making the $732 million a loan "repayable" from future years' Proposition 98 funds. Including both State and local funds, and adjusting for the loans and repayments, on a cash basis, total Proposition 98 K-12 funding in 1992-93 increased to $21.5 billion, 2.4% more than the amount in 1992-93 ($21.0 billion).

              Based on revised State tax revenues and estimated decreased reported pupil enrollment, the 1993-94 Budget Act projected that the 1992-93 Proposition 98 Budget Act appropriations of $16.6 billion exceeded a revised minimum guarantee by $313 million. As a result, the 1993-94 Budget Act reverted $25 million in 1992-93 appropriations to the General Fund. Limiting the reversion to this amount ensures that per ADA funding for general purposes will remain at the prior year level of $4,217 per pupil. The 1993-94 Governor's Budget subsequently proposed deficiency funding of $121 million for school apportionments and special education, increasing funding per pupil in 1992-93 to $4,244. The 1993-94 Budget Act also designated $98 million in 1992-93 appropriations toward satisfying prior years' guarantee levels, an obligation that resulted primarily from updating State tax revenues for 1991-92, and designates $190 million as a loan repayable from 1993-94 funding.

              The 1993-94 Budget Act projected the Proposition 98 minimum funding level at $13.5 billion based on the "Test 3" calculation where the guarantee is determined by the change in per capita growth in General Fund revenues, which are projected to decrease on a year-over-year basis. This amount also takes into account increased property taxes transferred to school districts from other local governments.

              Legislation accompanying the 1993-94 Budget Act (Chapter 66/93) provided a new loan of $609 million to K-12 schools in order to maintain per ADA funding at $4,217 and a loan of $178 million to community colleges. These loans have been combined with the K-14 1992-93 loans into one loan totalling $1.760 billion. Repayment of this loan would be from future years' Proposition 98 entitlements, and would be conditioned on maintaining current funding levels per pupil for K-12 schools. Chapter 66 also reduced the "Test 1" percentage to 35% to reflect the property tax shift among local government agencies.

              The 1994-95 Budget Act appropriated $14.4 billion of Proposition 98 funds for K14 schools based on Test 2. This exceeds the minimum Proposition 98 guarantee by $8 million to maintain K-12 funding per pupil at $4,217. Based upon updated State revenues, growth rates and inflation factors, the 1994-95 Budget Act appropriated an additional $286 million within Proposition 98 for the 1993-94 fiscal year, to reflect a need in appropriations for school districts and county offices of education, as well as an anticipated deficiency in special education fundings. These and other minor appropriation adjustments increase the 1993-94 Proposition 98 guarantee to $13.8 billion, which exceeds the minimum guarantee in that year by $272 million and provides per pupil funding of $4,225.

              The 1995-96 Governor's Budget adjusts the 1993-94 minimum guarantee to reflect changes in enrollment and inflation, and 1993-94 Proposition 98 appropriations were increased to $14.1 billion, primarily to reflect changes in the statutory continuous appropriation for apportionments. The revised appropriations now exceed the minimum guarantee by $32 million. This appropriation level still provides per-pupil funding of $4,225.

              The 1994-95 Proposition 98 minimum guarantee also has been adjusted for changes in factors described above, and is now calculated to be $14.9 billion. Within the minimum guarantee, the dollars per pupil have been maintained at the prior year's level; consequently, the 1994-95 minimum guarantee now includes a loan repayment of $135 million, and the per-pupil funding increases to $4,231.

              The 1995-96 Governor's Budget proposes to appropriate $15.9 billion of Proposition 98 funds to K-14 to meet the guarantee level. Included within the guarantee is a loan repayment of $379 million for the combined outstanding loans of $1.76 billion. Funding per pupil is estimated to increase by $61 over 1994-95 to $4,292.

              Sources of Tax Revenue. The California personal income tax, which in 1992-93 contributed about 44% of General Fund revenues, is closely modeled after the Federal income tax law. It is imposed on net taxable income
(gross income less exclusions and deductions). The tax is progressive with rates ranging from 1% to 11%. Personal, dependent, and other credits are allowed against the gross tax liability. In addition, taxpayers may be subject to an alternative minimum tax ("AMT") which is much like the Federal AMT. This is designed to ensure that excessive use of tax preferences does not reduce taxpayers' liabilities below some minimum level. Legislation enacted in July 1991 added two new marginal tax rates, at 10% and 11%, effective for tax years 1991 through 1995. After 1995, the maximum personal income tax rate is scheduled to return to 9.3%, and the AMT rate is scheduled to drop from 8.5% to 7%.

              The personal income tax is adjusted annually by the change in the consumer price index to prevent taxpayers from being pushed into higher tax brackets without a real increase in income.

              The sales tax is imposed upon retailers for the privilege of selling tangible personal property in California. Most retail sales and leases are subject to the tax. However, exemptions have been provided for certain essentials such as food for home consumption, prescription drugs, gas, electricity and water. Sales tax accounted for about 38% of General Fund revenue in 1992-93. Bank and corporation tax revenues comprised about 11%
of General Fund revenue in 1992-93. In 1989, Proposition 99 added a 25 cents per pack excise tax on cigarettes, and a new equivalent excise tax on other tobacco products. Legislation enacted in 1993 added an additional 2 cents per pack for the purpose of funding breast cancer research.

              General Financial Condition of the State. In the years following enactment of the Federal Tax Reform Act of 1986, and conforming changes to the State's tax laws, taxpayer behavior became more difficult to predict, and the State experienced a series of fiscal years in which revenue came in significantly higher or lower than original estimates. The 1989-90 fiscal year ended with revenues below estimates and the SFEU was fully depleted by June 30, 1990. This date essentially coincided with the date of the most recent recession, and the State subsequently accumulated a budget deficit in the SFEU approaching $2.8 billion at its peak. The State's budget problems in recent years also have been caused by a structural imbalance which has been identified by the current and previous Administrations. The largest General Fund programs -- K-14 education, health, welfare and corrections -- were increasing faster than the revenue base, driven by the State's rapid population increases.

              Starting in the 1990-91 fiscal year, each budget required multibillion dollar actions to bring projected revenues and expenditures into balance and to close large "budget gaps" which were identified. The Legislature and Governor eventually agreed on significant cuts in program expenditures, some transfers of program responsibilities and funding from the State to local governments, revenue increases (particularly in the 1991-92 fiscal year budget), and various one-time adjustments and accounting changes.
However, as the recession took hold and deepened after the summer of 1990, revenues dropped sharply and expenditures for health and welfare programs increased as job losses mounted, so that the State ended each of the 1990-
91 and 1991-92 fiscal years with an unanticipated deficit in the budget reserve, the SFEU, as compared to projected positive balances.

              As a result of the revenue shortfalls accumulating for the previous two fiscal years, the Controller in April 1992 indicated that cash resources (including borrowing from Special Funds) would not be sufficient to meet all General Fund obligations due on June 30 and July 1, 1992. On June 25, 1992, the Controller issued $475 million of 1992 Revenue Anticipation Warrants (the "1992 Warrants") in order to provide funds to cover all necessary payments from the General Fund at the end of the 1991-92 fiscal year and on July 1, 1992. The 1992 Warrants were paid on July 24, 1992. In addition to the 1992 Warrants, the Controller reported that as of June 30, 1992, the General Fund had borrowed $1.336 billion from the SFEU and $4.699 billion from other Special Funds, using all but about $183 million of borrowable cash resources.

              To balance the 1992-93 Governor's Budget, program reductions totalling $4.365 billion and a revenue and transfer increase of $872 million were proposed for the 1991-92 and 1992-93 fiscal years. Economic performance in the State continued to be sluggish after the 1992-93 Governor's Budget was prepared. By the time of the "May Revision," issued on May 20, 1992, the Administration estimated that the 1992-93 Budget needed to address a gap of about $7.9 billion, much of which was needed to repay the accumulated budget deficits of the previous two years.

              The severity of the budget actions needed led to a long delay in adopting the budget. With the failure to enact a budget by July 1, 1992, the State had no legal authority to pay many of its vendors until the budget was passed. Starting on July 1, 1992, the Controller was required to issue "registered warrants" in lieu of normal warrants backed by cash to pay many State obligations. Available cash was used to pay constitutionally mandated and priority obligations, such as debt service on bonds and revenue anticipation warrants. Between July 1 and September 4, 1992, the Controller issued an aggregate of approximately $3.8 billion of registered warrants payable from the General Fund, all of which were called for redemption by September 4, 1992 following enactment of the 1992-93
Budget Act and issuance by the State of $3.3 billion of interim notes.

              The Legislature enacted the 1992-93 Budget Bill on August 29, 1992, and it was signed by the Governor on September 2, 1992. The 1992-93 Budget Act provided for expenditures of $57.4 billion and consisted of General Fund expenditures of $40.8 billion and Special Fund and Bond Fund expenditures of $16.6 billion. The Department of Finance estimated a balance in the SFEU of $28 million on June 30, 1993.

              The $7.9 billion budget gap was closed primarily through cuts in the program expenditures (principally for health and welfare programs, aid to schools and support for higher education), together with some increases in revenues from accelerated collections and changes in tax laws to confirm to Federal law changes, and a variety of on-time inter-fund transfers and deferrals. The other major component of the budget compromise was a law requiring local governments to transfer a total of $1.3 billion to K-12 school and community college districts, thereby reducing by that amount General Fund support for those districts under Proposition 98.

              In May 1993, the Department of Finance projected that the General Fund would end the fiscal year on June 30, 1993 with an accumulated budget deficit of about $2.8 billion, and a negative fund balance of about $2.2 billion (the difference being certain reserves for encumbrances and school funding costs). As a result, the State issued $5 billion of revenue anticipation notes and warrants.

              The Governor's 1993-94 Budget, introduced on January 8, 1993, proposed General Fund expenditures of $37.3 billion, with projected revenues of $39.9 billion. It also proposed Special Fund expenditures of $12.4 billion and Special Fund revenues of $12.1 billion. The 1993-94 fiscal year represented the third consecutive year the Governor and the Legislature were faced with a very difficult budget environment, requiring revenue actions and expenditure cuts totaling billions of dollars to produce a balanced budget. To balance the budget in the face of declining revenues, the Governor proposed a series of revenue shifts from local government, reliance on increased Federal aid and reductions in state spending.

              The "May Revision" of the Governor's Budget, released on May 20, 1993, indicated that the revenue projections of the January Budget Proposal were tracking well, with the full year 1992-93 about $80 million higher than the January projection. Personal income tax revenue was higher than projected, sales tax was close to target, and bank and corporation taxes were lagging behind projections. The May Revision projected the State would have an accumulated deficit of about $2.75 billion by June 30, 1993. The Governor proposed to eliminate this deficit over an 18-month period. He also agreed to retain the 0.5% sales tax scheduled to expire June 30 for a six-month period, dedicated to local public safety purposes, with a November election to determine a permanent extension. Unlike previous years, the Governor's Budget and May Revision did not calculate a "gap" to be closed, but rather set forth revenue and expenditure forecasts and proposals designed to produce a balanced budget.

              The 1993-94 Budget Act was signed by the Governor on June 30, 1993, along with implementing legislation. The Governor vetoed about $71 million in spending. With enactment of the Budget Act, the State carried out its regular cash flow borrowing program for the fiscal year, which included the issuance of approximately $2 billion of revenue anticipation notes that matured on June 28, 1994.

              The 1993-94 Budget Act was predicated on General Fund revenues and transfers estimated at $40.6 billion, about $700 million higher than the January Governor's Budget, but still about $400 million below 1992-93 (and the second consecutive year of actual decline). The principal reasons for declining revenues were the continued weak economy and the expiration (or repeal) of three fiscal steps taken in 1991--a half cent temporary sales tax, a deferral of operating loss carry forwards, and repeal by initiative of a sales tax on candy and snack foods.

              The 1993-94 Budget Act also assumed Special Fund revenues of $11.9 billion, an increase of 2.9% over 1992-93.

              The 1993-94 Budget Act included General Fund expenditures of $38.5 billion (a 6.3% reduction from projected 1992-93 expenditures of $41.1 billion), in order to keep a balanced budget within the available revenues.
The Budget also included Special Fund expenditures of $12.1 billion, a 4.2% increase.

              The 1993-94 Budget Act contained no General Fund tax/revenue increases other than a two year suspension of the renters' tax credit.

              Administration reports during the course of the 1993-94 fiscal year indicated that while economic recovery appeared to have started in the second half of the fiscal year, recessionary conditions continued longer than had been anticipated when the 1993-94 Budget Act was adopted.
Overall, revenues for the 1993-94 fiscal year were about $800 million lower than original projections, and expenditures were about $780 million higher, primarily because of higher health and welfare caseloads, lower property taxes which require greater State support for K-14 education to make up to shortfall, and lower than anticipated Federal government payments for immigration-related costs. The reports in May and June 1994, indicated that revenues in the second half of the 1993-94 fiscal year were very close to the projections made in the Governor's Budget of January 10, 1994, which was consistent with a slow turn around in the economy.

              The Department of Finance's July 1994 Bulletin, which included final June receipts, reported that June revenues were $114 million (2.5%) above projection, with final end-of-year results at $377 million (about 1%) above the May Revision projections. Part of this result was due to the end-of-year adjustments and reconciliations. Personal income tax and sales tax continued to track projections. The largest factor in the higher than anticipated revenues was from bank and corporation taxes, which were $140 million (18.4%) above projection in June.

              During the 1993-94 fiscal year, the State implemented the Deficit Retirement Plan, which was part of the 1993-94 Budget Act, by issuing $1.2 billion of revenue anticipation warrants in February 1994 that matured
December 21, 1994. This borrowing reduced the cash deficit at the end of the 1993-94 fiscal year. Nevertheless, because of the $1.5 billion variance from the original 1993-94 Budget Act assumptions, the General Fund ended the fiscal year at June 30, 1994 carrying forward an accumulated deficit of approximately $1.8 billion.

              Because of the revenue shortfall and the State's reduced internal borrowable cash resources, in addition to the $1.2 billion of revenue anticipation warrants issued as part of the Deficit Retirement Plan, the State issued an additional $2.0 billion of revenue anticipation warrants that matured July 26, 1994, which were needed to fund the State's obligations and expenses through the end of the 1993-94 fiscal year.

              The 1994-95 fiscal year represented the fourth consecutive year the Governor and Legislature were faced with a very difficult budget environment to produce a balanced budget. Many program cost and budgetary adjustments had already been made in the last three years. The Governor's Budget Proposal, as updated in May and June 1994, recognized that the accumulated deficit could not be repaid in one year, and proposed a two-year solution. The budget proposal set forth revenue and expenditure forecasts and revenue and expenditure proposals which estimated operating surpluses for the budget for both 1994-95 and 1995-96, and lead to the elimination of the accumulated budget deficit, estimated at about $1.8 billion at June 30, 1994, by June 30, 1996.

              The 1994-95 Budget Act, signed by the Governor on July 8, 1994, projected revenues and transfers of $41.9 billion, $2.1 billion higher than revenues in 1993-94. This reflected the Administration's forecast of an improving economy. Also included in this figure was the projected receipt of about $360 million from the Federal government to reimburse the State's cost of incarcerating undocumented immigrants, most of which eventually was not received.

              The 1994-95 Budget Act projected Special Fund revenues of $12.1 billion, a decrease of 2.4% from 1993-94 estimated revenues.

              The 1994-95 Budget Act projected General Fund expenditures of $40.9 billion, an increase of $1.6 billion over the 1993-94 fiscal year. The 1994-95 Budget Act also projected Special Fund expenditures of $13.7 billion, a 5.4% increase over 1993-94 fiscal year estimated expenditures.

              The 1994-95 Budget Act contained no tax increases. Under legislation enacted for the 1993-94 Budget Act, the renters' tax credit was suspended for two years (1993 and 1994). A ballot proposition to permanently restore the renters' tax credit after 1995 failed at the June 1994 election. The Legislature enacted a further one-year suspension of the renters' tax credit, for 1995, saving about $390 million in the 1995-96 fiscal year.

              The 1994-95 Budget Act assumed that the State would use a cash flow borrowing program in 1994-95 which combines one-year notes and two-year warrants, which were issued. Issuance of the warrants allows the State to defer repayment of approximately $1.0 billion of its accumulated budget deficit into the 1995-96 fiscal year. The Budget Adjustment Law enacted along with the 1994-95 Budget Act is designed to ensure that the warrants will be repaid in the 1995-96 fiscal year.

              The Department of Finance Bulletin for April 1995 reported that General Fund revenues for March 1995 were $28 million, or 1.1%, below forecast, and that year-to-date General Fund revenues were $110 million, or 0.4%, below forecast.

              Initial analysis of the Federal fiscal year 1995 budget by the Department of Finance indicates that about $98 million was appropriated for California to offset costs of incarceration of undocumented and refugee immigrants, less than the $356 million which was assumed in the State's 1994-95 Budget Act.

              For the first time in four years, the State enters the upcoming 1995-96 fiscal year with strengthening revenues based on an improving economy. On January 10, 1995, the Governor presented his 1995-96 Fiscal Year Budget Proposal (the "Proposed Budget"). The Proposed Budget estimates General
Fund revenues and transfers of $42.5 billion (an increase of 0.2% over 1994-95). This nominal increase from 1994-95 fiscal year reflects the Governor's realignment proposal and the first year of his tax cut proposal. Without these two proposals, General Fund revenues would be projected at approximately $43.8 billion, or an increase of 3.3% over 1994-95.
Expenditures are estimated at $41.7 billion (essentially unchanged from 1994-95). Special Fund revenues are estimated at $13.5 billion (10.7%
higher than 1994-95) and Special Fund expenditures are estimated at $13.8 billion (12.2% higher than 1994-95). The Proposed Budget projects that the General Fund will end the fiscal year at June 30, 1996 with a budget surplus in SFEU of about $92 million, or less than 1% of General Fund expenditures, and will have repaid all of the accumulated budget deficits.

              Recent Economic Trends. Revised employment data indicate that California's recession ended in 1993, and following a period of stability, a solid recovery is now underway. The State's unemployment rate fell sharply last year, from 10.1% in January to 7.7% in October and November 1994. The gap between the national and California jobless rates narrowed from 3.4 percentage points at the beginning of 1994 to an average of 2 percentage points in October and November. The number of unemployed Californians fell by nearly 400,000 during the year, while civilian employment increased more than 300,000 in 1994.

              Other indicators, including retail sales, homebuilding activity, existing home sales and bank lending volume all confirm the State's recovery.

              Personal income was severely affected by the Northridge Earthquake, which reduced the first quarter 1994 figure by $22 billion at an annual rate, reflecting the uninsured damage to residences and unincorporated businesses. As a result, personal income growth for all of 1994 was about 4.2%. However, excluding the Northridge effects, growth would have been in excess of 5%. Personal income is expected to grow 6.6% for 1995.





                               APPENDIX B


              Description of S&P, Moody's and Fitch ratings:

S&P

Municipal Bond Ratings

              An S&P municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation.

              The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable, and will include: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.


                                       AAA

              Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.


                                      AA

              Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.



                                       A

              Principal and interest payments on bonds in this category are regarded as safe. This rating describes the third strongest capacity for payment of debt service. It differs from the two higher ratings because:

              General Obligation Bonds -- There is some weakness in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

              Revenue Bonds -- Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appears adequate.


                                       BBB

              Of the investment grade, this is the lowest.

              General Obligation Bonds -- Under certain adverse conditions, several of the above factors could contribute to a lesser capacity for payment of debt service. The difference between "A" and "BBB" rating is that the latter shows more than one fundamental weakness, or one very substantial fundamental weakness, whereas the former shows only one deficiency among the factors considered.

              Revenue Bonds -- Debt coverage is only fair. Stability of the pledged revenues could show substantial variations, with the revenue flow possibly being subject to erosion over time. Basic security provisions are no more than adequate. Management performance could be stronger.


                                  BB, B, CCC, CC, C

              Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.


                                       BB

              Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payment.


                                       B

              Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.


                                       CCC

              Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.


                                       CC

              The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.


                                       C

              The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating.


                                       D

              Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

              Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major ratings categories.


Municipal Note Ratings


                                       SP-1

              The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus sign (+) designation.



                                       SP-2

              The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

Commercial Paper Ratings

              An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.


                                       A

              Issues assigned this rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.


                                       A-1

              This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign
(+) designation.


                                       A-2

              Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

Moody's

Municipal Bond Ratings


                                       Aaa

              Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


                                       Aa

              Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.


                                       A

              Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.


                                       Baa

              Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


                                       Ba

              Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future.
Uncertainty of position characterizes bonds in this class.


                                       B

              Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


                                       Caa

              Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.


                                       Ca

              Bonds which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.


                                       C

              Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

              Moody's applies the numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the Aaa category and in categories below B. The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

Municipal Note Ratings

              Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run.

              A short-term rating may also be assigned on an issue having a demand feature. Such ratings will be designated as VMIG or, if the demand feature is not rated, as NR. Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met.

              Moody's short-term ratings are designated Moody's Investment Grade as MIG 1 or VMIG 1 through MIG 4 or VMIG 4. As the name implies, when Moody's assigns a MIG or VMIG rating, all categories define an investment grade situation.


MIG 1/VMIG 1

              This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.


MIG 2/VMIG 2

              This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

Commercial Paper Ratings

              The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and will normally be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

              Issuers (or related supporting institutions) rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Fitch

Municipal Bond Ratings

              The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.


                                       AAA

              Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.





                                       AA

              Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.


                                       A

              Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.


                                       BBB

              Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.


                                       BB

              Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.


                                       B

              Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.


                                       CCC

              Bonds rated CCC have certain identifiable characteristics, which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.


                                       CC

              Bonds rated CC are minimally protected. Default payment of interest and/or principal seems probable over time.


                                       C

              Bonds rated C are in imminent default in payment of interest or principal.


                                  DDD, DD and D

              Bonds rated DDD, DD and D are in actual or imminent default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds and D represents the lowest potential for recovery.

              Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category covering 12-36 months or the DDD, DD or D categories.

Short-Term Ratings

              Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

              Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.


                                       F-1+

              Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.


                                       F-1

              Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.


                                       F-2

              Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 categories.




DREYFUS CALIFORNIA TAX EXEMPT BOND FUND, INC.
STATEMENT OF INVESTMENTS                                                                                             MAY 31, 1995
                                                                                                   PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS-95.9%                                                              AMOUNT               VALUE
                                                                                             ----------------    ----------------
Alameda County, COP:
    7.25%, 12/1/2014 (Insured; BIGI) (Prerefunded 12/1/2000) (a)............                $       5,980,000    $      6,879,631
    7.25%, 12/1/2015 (Insured; BIGI) (Prerefunded 12/1/2000) (a)............                        4,045,000           4,653,530
Anaheim, COP (Anaheim Memorial Hospital Association)
    7.25%, 5/15/2020 (Insured; AMBAC) (Prerefunded 5/15/2000) (a)...........                        6,000,000           6,815,940
Anaheim Electric System, COP 6.75%, 10/1/2022 (Insured; AMBAC)
    (Prerefunded 10/1/2000) (a).............................................                        1,500,000           1,684,275
Anaheim Public Finance Authority, Revenue:
    Electric Utility 5.75%, 10/1/2022.......................................                        5,000,000           4,999,500
    Tax Allocation 6.45%, 12/28/2018 (Insured; MBIA)........................                       20,000,000          21,228,600
Atwater Community Facilities District, Special Tax 7.75%, 8/1/2015 (b)......                       16,040,000           6,897,200
Bay Area Government Association, Tax Allocation Revenue
    (California Redevelopment Agency) 6%, 12/15/2024........................                       11,500,000          11,662,150
Bellflower, COP, Refunding
    (Bellflower Civic Center), 7.20%, 10/1/2019 (Insured; MBIA).............                        1,475,000           1,624,300
Big Independent Cities Excess Pool Joint Power Authority, Insurance Program
Revenue
    8.25%, 3/1/2009.........................................................                        5,750,000           6,030,313
Brea Public Finance Authority, Revenue, Tax Allocation (Redevelopment
Project):
    6.75%, 8/1/2022 (Insured; MBIA) (Prerefunded 8/1/2001) (a)..............                        4,625,000           5,244,519
    6.75%, 8/1/2022 (Insured; MBIA).........................................                        1,775,000           1,920,745
Burbank Redevelopment Agency, Tax Allocation
    (City Center Redevelopment Project) 5.50%, 12/1/2023 (Insured; CGIC)....                        4,000,000           3,866,080
California:
    6.40%, 2/1/2022.........................................................                       30,000,000          30,248,700
    5.90%, 4/1/2023 ........................................................                        9,000,000           9,015,750
    6.375%, 2/1/2027 (Insured; AMBAC).......................................                       30,000,000          30,460,800
California Alternative Energy Source Financing Authority, Cogeneration
Revenue
    (SRI International Project) 9.75%, 12/1/2005............................                        3,250,000           1,625,000
California Department of Transportation, COP (East Bay State Building)
    6.50%, 3/1/2016.........................................................                       15,975,000          16,522,304
California Department of Veteran Affairs, Home Purchase Revenue 8.30%, 8/1/2019                     1,000,000           1,048,500
California Department of Water Resources,
    (Central Valley Project) Water System Revenue:
      6.125%, Series J-2, 12/1/2013.........................................                        3,000,000           3,060,420
      6.60%, 12/1/2019 (Prerefunded 6/1/2000) (a)...........................                        3,000,000           3,319,560
      6.90%, 12/1/2025 (Prerefunded 6/1/2000) (a)...........................                        5,070,000           5,677,538
California Educational Facilities Authority, Revenue:
    (Claremont Colleges Pooled Facilities) 6.375%, 5/1/2022.................                        3,655,000           3,725,615
    (Loyola Marymount University) 5.75%, 10/1/2024..........................                        4,750,000           4,561,283

DREYFUS CALIFORNIA TAX EXEMPT BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                                 MAY 31, 1995
                                                                                                     PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                          AMOUNT           VALUE
                                                                                              ----------------    ----------------

California Health Facilities Authority, HR
    (Saint Joseph's Health System) 9.875%, 7/1/2014 (Prerefunded 7/1/1995)(a)              $          400,000  $          405,988
California Health Facilities Financing Authority, Revenue:
    (Adventist Health System-West):
      6.40%, 3/1/2002 (Insured; MBIA).......................................                        1,955,000           2,134,528
      6.50%, 3/1/2003 (Insured; MBIA).......................................                        2,140,000           2,343,086
    (Catholic Health Facilities) 5%, 7/1/2008 (Insured; MBIA)...............                        5,000,000           4,791,200
    (Downey Community Hospital):
      5.625%, 5/15/2008.....................................................                        2,500,000           2,381,700
      5.75%, 5/15/2015......................................................                        2,750,000           2,606,313
    (Episcopal Homes Foundation) 7.75%, 7/1/2018............................                        4,270,000           4,365,264
    (Mills-Peninsula Hospital) 7.50%, 1/15/2000.............................                          800,000             846,912
    (Robert F. Kennedy Medical Center) 7.75%, 3/1/2014......................                        1,500,000           1,617,885
    (Saint Joseph's Health System) 6.75%, 7/1/2021 (Prerefunded 7/1/2001) (a)                       8,500,000           9,598,285
    (San Diego Children's Hospital) 6.50%, 7/1/2020 (Insured; MBIA).........                        7,300,000           7,714,275
    (Stanford University):
      6.50%, 11/1/2020 (Prerefunded 11/1/2000) (a)..........................                        8,975,000           9,988,367
      6.50%, 11/1/2020......................................................                        1,025,000           1,044,813
    (Unihealth America) 7.625%, 10/1/2015 (Insured; AMBAC)..................                           55,000              60,973
California Housing Finance Agency, Revenue:
    Home Mortage:
      6.30%, 2/1/2008.......................................................                        2,790,000           2,877,746
      6.35%, 2/1/2009.......................................................                        2,970,000           3,075,405
      6.40%, 2/1/2010.......................................................                        3,135,000           3,256,356
      8.20%, 8/1/2017.......................................................                          115,000             122,439
      8.30%, 8/1/2019.......................................................                          230,000             246,836
      6.70%, 8/1/2025.......................................................                        8,550,000           8,835,656
      6.55%, 8/1/2026.......................................................                       11,250,000          11,580,863
      7.65%, 8/1/2029.......................................................                       11,150,000          11,793,355
    Multi-Unit Rental Housing 6.85%, 8/1/2015...............................                        3,140,000           3,269,588
    Single Family Mortgage 6.45%, 8/1/2025..................................                        4,000,000           4,089,840
California Pollution Control Financing Authority:
    PCR:
      (Pacific Gas & Electric Co.):
          6.35%, 6/1/2009...................................................                        5,000,000           5,165,500
          5.85%, 12/1/2023 (Insured: AMBAC).................................                        5,000,000           4,945,300
          5.85%, 12/1/2023 (Insured; MBIA) .................................                       15,000,000          14,835,900
      (Southern California Edison Co.):
          6.40% 12/1/2024...................................................                        8,000,000           8,136,480
          6.40%, 12/1/2024 (Insured; AMBAC).................................                        4,125,000           4,246,151
          6.40% 12/1/2024 (Insured; FGIC)...................................                       10,000,000          10,293,700
    RRR (Waste Management Inc.) 7.15%, 2/1/2011.............................                       17,500,000          18,708,550

DREYFUS CALIFORNIA TAX EXEMPT BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                                 MAY 31, 1995
                                                                                                     PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                          AMOUNT           VALUE
                                                                                              ----------------    ----------------

California Pollution Control Financing Authority (continued):
    SWDR:
      (Browning Ferris Industry) 6.75%, 9/1/2019............................                $       3,400,000    $      3,519,510
      (Keller Canyon Landfill Co. Project) 6.875%, 11/1/2027................                        5,950,000           6,224,176
California Public Works Board, LR:
    (California State University Library Project) 6.25%, 9/1/2016...........                       11,900,000          12,022,689
    (Community College Projects) 6%, 10/1/2014..............................                       11,000,000          10,998,900
    (Department of Corrections) 6.50%, 9/1/2019 (Prerefunded 9/1/2001) (a)..                        2,270,000           2,546,486
    (Department of Corrections, Calipatria State Prison, Imperial County)
      6.50%, 9/1/2017 (Insured; MBIA).......................................                       10,000,000          11,176,700
    (Department of Corrections, Madera State Prison):
      6%, 6/1/2007..........................................................                        6,090,000           6,311,554
      6%, 6/1/2009..........................................................                        7,870,000           8,164,889
      (Franchise Tax Board) 6.25%, 9/1/2011.................................                        3,500,000           3,553,585
    (Regents of the University of California) 7%, 9/1/2010 (Prerefunded 9/1/2000)(a)                2,500,000           2,833,725
    (Various University of California Projects):
      Refunding 5.50%, 6/1/2010.............................................                        6,950,000           6,675,753
      5.50%, 6/1/2014.......................................................                        6,750,000           6,385,028
      6.70%, 10/1/2017......................................................                        8,000,000           8,441,680
      5.50%, 12/1/2018......................................................                        4,750,000           4,458,493
      6.375%, 10/1/2019.....................................................                       12,775,000          13,005,717
California Statewide Community Development Authority:
    (Pacific Homes) 6%, 4/1/2017............................................                        7,500,000           7,436,175
    Revenue:
      COP (Saint Joseph Health System):
          Refunding 5.50%, 7/1/2009.........................................                        8,645,000           8,651,138
          Refunding 5.50%, 7/1/2010.........................................                        9,115,000           9,031,598
          6.50%, 7/1/2015...................................................                        7,000,000           7,331,870
      (Insured Health Facilities, Unihealth) 5.50%, 10/1/2014 (Insured; AMBAC)                     11,750,000          11,543,200
      (Oakland Convention Center Project) 5.50%, 10/1/2014 (Insured; AMBAC).                       12,000,000          11,802,720
Calleguas Municipal Water District, COP
    6.25%, 7/1/2017 (Insured; AMBAC) (Prerefunded 7/1/2001) (a).............                       15,000,000          16,586,100
Carlsbad Housing and Redevelopment Agency, Tax Allocation
    (Village Redevelopment Project) 7.80%, 4/1/2011 (Insured; AMBAC)
    (Prerefunded 4/1/1997) (a)..............................................                        2,000,000           2,164,880
Castaic Lake Water Agency, COP
    (Water System Improvement Project) 7.125%, 8/1/2016 (Insured; MBIA)
    (Prerefunded 8/1/2000) (a)..............................................                        5,000,000           5,688,050
Central Basin Municipal Water District, COP
    (Century Reclamation Program):
      6.875%, 2/1/2011 (Insured; FGIC) (Prerefunded 2/1/2000) (a)...........                        3,400,000           3,796,032
      6.875%, 2/1/2016 (Insured; FGIC) (Prerefunded 2/1/2000) (a)...........                        2,935,000           3,276,869

DREYFUS CALIFORNIA TAX EXEMPT BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                                 MAY 31, 1995
                                                                                                     PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                          AMOUNT           VALUE
                                                                                              ----------------    ----------------

Central Coast Water Authority, Revenue
    (State Water Project Regional Facilities) 6.60%, 10/1/2022 (Insured; AMBAC)             $       3,800,000    $      4,078,616
Chico Public Financing Authority, Revenue
    (Southeast Chico Redevelopment Project) 6.625%, 4/1/2021 (Insured; FGIC)                        9,235,000           9,815,882
Compton Community Redevelopment Agency, Refunding
    (Walnut Industrial Park Project):
      7.50%, 8/1/2013 (Insured; AMBAC)......................................                        3,000,000           3,345,510
      8.10%, 8/1/2013.......................................................        .              14,000,000          15,013,320
Contra Costa County, COP (Merrithew Memorial Hospital) 6.60%, 11/1/2012.....                       10,000,000          10,324,500
Corona Community Facilities District, Special Tax, Refunding:
    7.60%, 9/1/2013.........................................................                        5,755,000           6,014,666
    7.60%, 9/1/2017.........................................................                        3,000,000           3,137,640
    7.70%, 9/1/2019.........................................................                        2,000,000           2,099,040
Costa Mesa City Hall and Public Safety Facilities Inc., LR
    (Victoria Street) 7.60%, 10/1/2018 (Prerefunded 10/1/1997) (a)..........                        4,600,000           4,932,120
Dos Palos Public Financing Authority, Local Agency Revenue 7.90%, 10/1/2020.                        8,615,000           9,117,771
East Bay Municipal Utilities District, Revenue:
    Wastewater Treatment System:
      5.50%, 6/1/2013 (Insured; AMBAC) .....................................                       16,900,000          16,559,803
      7.20%, 6/1/2020 (Insured; AMBAC) (Prerefunded 6/1/2000) (a)...........                        3,325,000           3,782,620
      5.55%, 6/1/2020(Insured; AMBAC).......................................                       30,000,000          29,209,200
    Water System:
      6%, 6/1/2020..........................................................                        5,900,000           5,957,112
      6.375%, 6/1/2021 (Insured; AMBAC) (Prerefunded 12/1/2001) (a).........                       22,000,000          24,605,460
Emeryville Public Financing Authority, Revenue
    (Shellmound Park Redevelopment Project) 6.80%, 5/1/2024.................                        2,365,000           2,432,710
Fairfield, COP, Home Mortgage Revenue 11%, 7/1/2017. .......................                            5,000               5,000
Fairfield Public Financing Authority, Revenue  (Fairfield Redevelopment
Projects)
    5.50%, 8/1/2023 (Insured; CGIC).........................................                        9,000,000           8,760,510
Folsom, Special Tax (Community Facilities District Number 3) 7.80%, 12/1/2015                       1,900,000           2,021,638
Folsom Public Financing Authority, Local Agency Revenue:
    7.90%, 10/1/2019 (Prerefunded 10/1/1996) (a)............................                        3,780,000           4,076,276
    7.90%, 10/1/2019........................................................                       19,595,000          20,441,112
Fontana, Special Tax
    (Community Facilities District Number 3):
      8.60%, 10/1/2010......................................................                        7,500,000           6,675,000
      8.70%, 10/1/2015......................................................                       11,500,000          10,235,000
Fresno Health Facilities, Revenue (Holy Cross Health System Corp.)
    5.625%, 12/1/2015 (Insured; MBIA).......................................                        7,000,000           6,903,680

DREYFUS CALIFORNIA TAX EXEMPT BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                                 MAY 31, 1995
                                                                                                     PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                          AMOUNT           VALUE
                                                                                              ----------------    ----------------

Hesperia Water District, COP, Refunding
    (Water Facilities Improvement Project) 7.15%, 6/1/2026 (Insured; FGIC)..                $       4,500,000    $      5,011,875
Industry Urban Development Agency, Refunding (Civic Recreational Project):
    7.375%, 5/1/2015 (Prerefunded 5/1/1997) (a).............................                          765,000             823,224
    7.375%, 5/1/2015........................................................                          235,000             241,846
Inglewood, HR (Daniel Freeman Hospital, Inc.) 6.75%, 5/1/2013...............                        6,300,000           6,557,670
La Mirada Redevelopment Agency,
    5.90%, 8/15/2024 (Insured; CGIC)........................................                        5,000,000           5,003,750
La Verne Community Facilities District, Special Tax
    (Koll Business Center) 7.875%, 3/1/2014.................................                        3,625,000           3,869,978
Lake Elsinore Public Financing Authority, Revenue:
    Local Agency:
      7.50%, 10/1/2010......................................................                        2,600,000           2,734,212
      8%, 10/1/2020.........................................................                       12,970,000          13,709,420
      7.75%, 10/1/2021......................................................                        5,000,000           5,249,100
    Tax Allocation
      (Lake Elsinore Redevelopment Project) 6.25%, 2/1/2019 (Insured; FGIC).                        4,220,000           4,346,811
Loma Linda, HR, (Loma Linda University Medical Center Project):
    7%, 12/1/2022 (Prerefunded 12/1/2001) (a)...............................                       23,870,000          27,172,892
    Refunding 7%, 12/1/2015 (Insured; AMBAC)................................                       12,355,000          13,542,810
Long Beach, COP (Airport Improvements Project) 6.95%, 6/1/2016 (Insured;
MBIA)
    (Prerefunded 6/1/1999) (a)..............................................                        4,000,000           4,441,480
Los Angeles:
    COP (Woodbury University Project) 8%, 6/1/2018 (LOC; Tokai Bank) (c)....                        2,500,000           2,500,000
    Home Mortgage Revenue 9.875%, 12/1/2004.................................                           20,000              20,455
    Wastewater System Revenue:
      6.80%, 8/1/1998.......................................................                        1,050,000           1,145,204
      Refunding 7%, 6/1/2011 (Insured; AMBAC)...............................                        2,830,000           3,084,728
      Refunding 6%, 12/1/2018 (Insured; FGIC)...............................                       14,600,000          14,813,306
Los Angeles Community Redevelopment Agency, Tax Allocation:
    (Bunker Hill Project)
      5.625%, 12/1/2023 (Insured; FSA)......................................                        9,290,000           9,064,625
    (Hollywood Redevelopment Project) 6.10%, 7/1/2022 (Insured; MBIA).......                        4,900,000           5,009,270
Los Angeles Convention and Exhibition Center Authority, COP, Refunding:
    7%, 8/15/2020 (Prerefunded 8/15/1999) (a)...............................                        1,835,000           2,037,621
    7%, 8/15/2021 (Insured; AMBAC) (Prerefunded 8/15/2000)(a)...............                        2,750,000           3,114,760
Los Angeles County, COP:
    (Disney Parking Project):
      6.50%, 3/1/2023.......................................................                        7,440,000           7,649,882
      Zero Coupon, 3/1/2014.................................................                        4,290,000           1,258,171
    (Edmund D. Edelman Childrens' Court) 6%, 4/1/2012 (Insured; AMBAC)......                        9,000,000           9,203,310
    (Van Nuys Courthouse Project) 9%, 6/1/2015 (Prerefunded 6/1/1996) (a)...                          225,000             240,221

DREYFUS CALIFORNIA TAX EXEMPT BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                                 MAY 31, 1995
                                                                                                     PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                          AMOUNT           VALUE
                                                                                              ----------------    ----------------

Los Angeles County Health Facilities Authority, LR (Olive View Medical
Center)
    7.50%, 3/1/2008 (Prerefunded 3/1/1998) (a)..............................                $       1,980,000    $      2,173,644
Los Angeles County Metropolitan Transportation Authority,
    Sales Tax Revenue, Refunding:
      5.50%, 7/1/2013.......................................................                        4,750,000           4,612,107
      5%, 7/1/2021 (Insured; FGIC)..........................................                       12,000,000          10,850,880
Los Angeles County Public Works Financing Authority, Revenue, Refunding
    5%, 3/1/2011............................................................                        3,000,000           2,789,220
Los Angeles County Sanitation Districts Financing Authority, Revenue
    (Capital Projects) 5.375%, 10/1/2013....................................                        4,000,000           3,831,040
Los Angeles County Transport Commission, Sales Tax Revenue,
    Refunding 5.75%, 7/1/2018...............................................                        2,150,000           2,125,511
Los Angeles Department Water and Power, Revenue:
    Electric Plant:
      5.30%, 2/15/2025......................................................                        4,200,000           3,903,774
      7.10%, 1/15/2031......................................................                        2,160,000           2,437,474
      Crossover Refunding 5.375%, 9/1/2023..................................                        2,000,000           1,885,040
    Waterworks, Refunding:
      5.90%, 5/15/2011 (Insured; FGIC)......................................                        2,190,000           2,240,874
      6.40%, 5/15/2028......................................................                        2,435,000           2,525,996
      6.375%, 7/1/2034 (Insured; MBIA)......................................                       12,000,000          12,567,600
Los Angeles Harbor Department, Revenue:
    6.625%, 8/1/2019........................................................                        3,855,000           4,086,686
    6.625%, 8/1/2019 (Insured; AMBAC).......................................                        6,000,000           6,373,740
    6.625%, 8/1/2025........................................................                       17,780,000          18,783,859
Los Angeles Municipal Improvement Corp., LR, Refunding
    (Central Library Project):
      5.375%, 6/1/2011......................................................                        3,725,000           3,565,123
      6.30%, 6/1/2016.......................................................                        3,500,000           3,567,305
      6.30%, 6/1/2018.......................................................                        4,250,000           4,334,703
      6.35%, 6/1/2020.......................................................                        7,700,000           7,818,503
Marin Municipal Water District, COP, Revenue
    6.60%, 7/1/2016 (Insured; FGIC) (Prerefunded 7/1/1998) (a)..............                        4,955,000           5,373,499
Mesa Consolidated Water District, COP
    (Mesa Consolidated Water Improvement Co.-Capital Improvement)
    7.625%, 3/15/2008 (Insured; AMBAC)......................................                        1,500,000           1,643,355
Metropolitan Water District of Southern California, Waterworks Revenue,
    6.75%, 7/1/2018 (Prerefunded 7/1/2001) (a)..............................                        4,750,000           5,380,040
M-S-R Public Power Agency, Revenue (San Juan Project):
    6.625%, 7/1/2013 (Insured; BIGI)........................................                       10,000,000          10,458,500
    6.50%, 7/1/2017 (Insured; MBIA).........................................                        3,200,000           3,387,104
    6.875%, 7/1/2019 (Insured; AMBAC).......................................                        5,200,000           5,452,668

DREYFUS CALIFORNIA TAX EXEMPT BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                                 MAY 31, 1995
                                                                                                     PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                          AMOUNT           VALUE
                                                                                              ----------------    ----------------

Modesto:
    COP (Modesto Community Center Project) 8%, 11/1/2006
      (Prerefunded 11/1/1997) (a)...........................................                $       2,000,000    $      2,208,500
    Multi-Family Housing Mortage Revenue, Refunding 6.40%, 6/1/2029.........                        7,723,000           7,828,264
Modesto Irrigation District, Electric Revenue
    9.625%, 1/1/2011........................................................                        8,780,000          12,093,484
Moreno Valley Unified School District,
    Community Facilities District, Special Tax:
      7.65%, 8/15/2009......................................................                        5,000,000           5,244,900
      7.70%, 8/15/2014......................................................                        9,000,000           9,393,840
Moulton Niguel Water District (Improvement District Number 6)
    7.25%, 4/1/2016 (Insured; AMBAC) (Prerefunded 4/1/2000) (a).............                        5,000,000           5,676,200
Mount Diablo Hospital District, Revenue
    6.125%, 12/1/2020 (Insured; AMBAC) (Prerefunded 12/1/2000) (a)..........                        5,000,000           5,480,550
Mount Diablo Unified School District, Community Facilities District Special
Tax
    7.05%, 8/1/2020 (Insured; FGIC).........................................                        3,500,000           3,855,145
Northern California, Transmission Revenue
    (California-Oregon Transmission Project):
      6.50%, 5/1/2016 (Insured; MBIA).......................................                        2,250,000           2,400,232
      6%, 5/1/2024 (Insured; MBIA)..........................................                        5,000,000           5,061,650
Northern California Power Agency, Power Revenue:
    (Hydroelectric Project) 7%, 1/1/2016 (Insured; AMBAC)...................                          670,000             792,871
    Refunding   7.50%, 7/1/2023 (Insured; AMBAC) (Prerefunded 7/1/2021) (a).                          375,000             471,468
Oceanside Community Development Commission, LR
    (Oceanside Civic Center Project) 8%, 8/1/2019 (Prerefunded 8/1/1996) (a)                        1,000,000           1,064,040
Palm Springs Unified School District
    6.125%, 2/1/2020 (Insured MBIA).........................................                        4,000,000           4,082,880
Pasadena, COP, Refunding (Capital Project) 5.75%, 1/1/2013..................                        1,500,000           1,461,090
Pittsburgh Redevelopment Agency, Tax Allocation
    (Los Medanos Community Development Project) 7.75%, 8/1/2015
    (Prerefunded 8/1/1996) (a)..............................................                        1,500,000           1,591,830
Port of Oakland, Revenue:
    Port:
      6.50%, 11/1/2016 (Insured; MBIA)......................................                        8,300,000           8,728,778
      6.40%, 11/1/2022 (Insured; MBIA)......................................                       10,000,000          10,474,300
    Special Facilities
      (Mitsui O.S.K. Lines Ltd.) 6.80%, 1/1/2019 (LOC; Industrial Bank of Japan) (c)                2,000,000           2,048,780
Rancho Cucamonga Redevelopment Agency, Tax Allocation
    (Rancho Cucamonga Redevelopment Project):
      7.125%, 9/1/2019 (Prerefunded 9/1/1999) (a)...........................                        2,545,000           2,851,112
      7.125%, 9/1/2019 (Insured; MBIA)......................................                        2,455,000           2,703,986

DREYFUS CALIFORNIA TAX EXEMPT BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                                 MAY 31, 1995
                                                                                                     PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                          AMOUNT           VALUE
                                                                                              ----------------    ----------------

Rancho Cucamonga Redevelopment Agency, Tax Allocation (continued):
    (Rancho Cucamonga Redevelopment Project) (continued):
      6.75%, 9/1/2020 (Insured; MBIA).......................................                $       1,665,000    $      1,787,544
      6.75%, 9/1/2020 (Insured; MBIA) (Prerefunded 9/1/1999) (a)............                        1,835,000           2,033,858
Redding Redevelopment Agency, TAN, Refunding
    (Canby, Hilltop, Cypress) 5%, 9/1/2023 (Insured; CGIC)..................                        1,285,000           1,157,669
Redlands, COP, 7%, 12/1/2022 (Insured; MBIA) (Prerefunded 12/1/2020) (a)....                        2,600,000           2,957,032
Riverside County:
    COP, Refunding (Public Financing Project):
      7.75%, Type 1, 12/1/2003..............................................                        1,500,000           1,601,400
      7.75%, Type 2, 12/1/2003 (Prerefunded 12/1/1996) (a)..................                        1,500,000           1,609,605
      7.875%, Type 1, 12/1/2015.............................................                        2,000,000           2,106,140
Riverside County Asset Leasing Corp., Leasehold Revenue
    (Riverside County Hospital Project):
      7.20%, 6/1/2010 (Insured; BIGI) (Prerefunded 6/1/1999) (a)............                        4,450,000           4,973,765
      6.25%, 6/1/2019.......................................................                        7,500,000           7,531,500
Riverside County Community Facilities District, Special Tax:
    7.80%, 9/1/2015.........................................................                        7,000,000           5,932,220
    8.25%, 9/1/2016.........................................................                        4,730,000           4,524,340
Sacramento, COP (Refunding-Public Facilities Project) 6%, 7/1/2012..........                        6,000,000           6,056,940
Sacramento County, COP (Cherry Island Golf Course Project)
    8.125%, 12/1/2018 (Prerefunded 12/1/1998) (a)...........................                        1,500,000           1,716,900
Sacramento City Financing Authority, Revenue
    6.80%, 11/1/2020 (Prerefunded 11/1/2001) (a)............................                        2,800,000           3,194,044
Saddleback Community College District, COP
    7%, 8/1/2019 (Insured; BIGI)............................................                        2,875,000           3,143,353
San Bernardino County, COP:
    (Capital Facilities Project)
      6.875%, 8/1/2024......................................................                        5,000,000           5,918,650
    (West Valley Detention Center)
      5.90%, 11/1/2001 (Insured; MBIA)......................................                        1,565,000           1,670,590
San Elijo Joint Powers Authority, Revenue
    (San Elijo Water Pollution Control Project)
    7%, 3/1/2020 (Insured; FGIC) (Prerefunded 3/1/2000) (a).................                        5,500,000           6,175,675
San Francisco City and County:
    COP (25 Van Ness Avenue Project) 6%, 9/1/2016...........................                        2,350,000           2,355,781
    Sewer Revenue:
      Refunding 5.90%, 10/1/2007 (Insured; AMBAC)...........................                       10,000,000          10,436,400
      Refunding 5.90%, 10/1/2008 (Insured; AMBAC)...........................                       15,000,000          15,542,850
      6.50%, 10/1/2011 (Insured; AMBAC) (Prerefunded 10/1/1999) (a).........                        5,900,000           6,491,062
      6.50%, 10/1/2016 (Insured; AMBAC) (Prerefunded 10/1/1999) (a).........                        6,075,000           6,668,406

DREYFUS CALIFORNIA TAX EXEMPT BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                                 MAY 31, 1995
                                                                                                     PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                          AMOUNT           VALUE
                                                                                              ----------------    ----------------

San Francisco City and County (continued):
    Sewer Revenue (continued):
      6.50%, 10/1/2021 (Insured; AMBAC) (Prerefunded 10/1/1999) (a).........               $          500,000  $          548,840
    SFMR, (GNMA/FNMA Mortgage Backed Securities Program) 7.45%, 1/1/2024....                          275,000             291,376
San Francisco City and County Airports Commission, International Airport
Revenue,
    Refunding:
      6.10%, 5/1/2003 (Insured; AMBAC)......................................                        3,000,000           3,238,830
      6.20%, 5/1/2004 (Insured; AMBAC)......................................                        2,500,000           2,712,075
      6.20%, 5/1/2008 (Insured; AMBAC)......................................                        2,500,000           2,638,100
      6.50%, 5/1/2013 (Insured; AMBAC)......................................                        2,250,000           2,406,757
San Francisco City and County Public Utilities Commission, Water Revenue
    6.50%, 11/1/2017........................................................                        3,500,000           3,680,145
San Francisco City and County Redevelopment Agency, Multi-Family Revenue
    (South Beach Project) 5.50%, 3/1/2014...................................                        4,500,000           4,272,570
San Gabriel Valley Schools Financing Authority, Revenue, Refunding
    (Pomona Unified School District) 5.50% 2/1/2024.........................                        4,500,000           4,193,460
San Jacinto Community Facilities District, Special Tax 7.75%, 9/1/2005......                        1,100,000           1,135,398
San Marcos Public Facilities Authority, Tax Allocation Revenue:
    6%, 1/1/2006 (Prerefunded 1/1/2002) (a).................................                       13,000,000          14,215,760
    5.50%, 8/1/2023.........................................................                        8,000,000           7,689,600
San Marcos Special Tax Community Facilities District 88-1
    7.625%, 9/1/2019........................................................                        4,475,000           4,625,046
San Mateo County, COP (Capital Projects Program)
    6.50%, 7/1/2017 (Insured; MBIA) (Prerefunded 7/1/2001) (a)..............                        6,000,000           6,716,820
San Mateo Joint Powers Financing Authority, LR
    (San Mateo County Health Care Center) 5.75%, 7/15/2022 (Insured; FSA)...                        2,150,000           2,129,425
Santa Barbara, COP, Refunding (Water System Improvement Project)
    6.70%, 4/1/2027 (Insured; AMBAC)........................................                        4,000,000           4,313,280
Santa Barbara County, Retirement Facility Revenue, COP
    (Montecito Retirement Project) 7.80%, 4/1/2018 (Prerefunded 4/1/1997) (a)                       5,000,000           5,400,150
Santa Clara County, COP (Capital Project)
    6.25%, 10/1/2016 (Insured; AMBAC).......................................                       10,000,000          10,349,100
Santa Cruz County, COP (Capital Facilities Project)
    6.70%, 9/1/2020 (Insured; MBIA).........................................                        5,000,000           5,389,900
Santa Cruz County Public Financing Authority, Revenue, Refunding
    7.10%, 9/1/2021 (Insured; MBIA).........................................                        6,500,000           7,142,590
Santa Rosa, Mortgage Revenue, Refunding
    (Redwood Park Apartments Projects) 5.625%, 1/1/2026.....................                        3,310,000           3,050,231

DREYFUS CALIFORNIA TAX EXEMPT BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                                 MAY 31, 1995
                                                                                                     PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                          AMOUNT           VALUE
                                                                                              ----------------    ----------------

Southern California Public Power Authority, Revenue:
    Power Project (Multiple Projects)
      5.50%, 7/1/2020.......................................................               $          675,000  $          638,995
    Transmission Project (Refunding - Southern Transmission Project)
      6.125%, 7/1/2018......................................................                        1,470,000           1,486,728
Southern California Rapid Transportation District, COP (Workers Compensation
Fund)
    6.50%, 7/1/2007 (Insured; MBIA).........................................                       22,900,000          24,813,295
Stockton, COP (Recreational District 2074) 8.15%, 8/1/2013
    (Prerefunded 8/1/1998) (a)..............................................                        5,240,000           5,968,203
University of California:
    COP (UCLA Central Chiller/Cogeneration):
      6.25%, 11/1/2009 (Prerefunded 11/1/1999) (a)..........................                        3,000,000           3,271,200
      5.50%, 11/1/2017......................................................                        7,000,000           6,653,920
      7%, 11/1/2018 (Prerefunded 11/1/1999) (a).............................                        8,650,000           9,678,744
    Revenue (Multiple Purpose Projects):
      6.10%, 9/1/2010 (Insured; MBIA).......................................                        5,000,000           5,174,400
      5.125%, 9/1/2013 (Insured; AMBAC).....................................                        4,845,000           4,551,925
      6.375%, 9/1/2024 (Insured; MBIA)......................................                        4,000,000           4,179,880
Wasco Public Finance Authority, Local Agency Revenue:
    7.75%, 10/1/2019........................................................                       19,050,000          17,405,794
    8%, 10/1/2019...........................................................                        7,280,000           6,734,000
West Basin Municipal Water District, COP
    6.85%, 8/1/2016 (Insured; AMBAC) (Prerefunded 8/1/2000) (a).............                        6,000,000           6,747,300
West Sacramento Financing Authority, Water System Revenue
    (Improvement Project) 5.50%, 8/1/2015 (Insured FGIC)....................                        4,500,000           4,424,265
                                                                                                                   ---------------
TOTAL LONG-TERM MUNICIPAL INVESTMENTS
    (cost $1,379,830,202)...................................................                                       $1,444,305,802
                                                                                                                   ===============

SHORT-TERM MUNICIPAL INVESTMENTS-4.1%
California Pollution Control Financing Authority, VRDN:
    RRR (Honey Lake Power Company Project)
      4.35% (LOC; Banque Nationale De Paris) (c,d)..........................                $       7,000,000    $      7,000,000
    SWDR (Shell Oil Company Martinez Project) 4.15% (d).....................                       11,900,000          11,900,000
California Statewide Community Development Authority, VRDN
    Apartment Development Revenue Refunding:
      3.50% (d).............................................................                       20,000,000          20,000,000
      4.20% (d).............................................................                       10,000,000          10,000,000
Los Angeles, Multi-Family Revenue, VRDN
    (Loans To Lender Program) 4.30% (d).....................................                        2,500,000           2,500,000

DREYFUS CALIFORNIA TAX EXEMPT BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                                 MAY 31, 1995
                                                                                                     PRINCIPAL
SHORT-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                         AMOUNT           VALUE
                                                                                              ----------------    ----------------

Southern California Public Power Authority, Transmission Project Revenue,
VRDN
    (Southern Transmission) 3.25% (d).......................................                 $     10,000,000      $   10,000,000
                                                                                                                   ---------------
TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
    (cost $61,400,000)......................................................                                      $    61,400,000
                                                                                                                   ===============
TOTAL INVESTMENTS-100.0%
    (cost $1,441,230,202)...................................................                                       $1,505,705,802
                                                                                                                   ===============

SUMMARY OF ABBREVIATIONS
AMBAC         American Municipal Bond Assurance Corporation    LR       Lease Revenue
BIGI          Bond Investors Guaranty Insurance                LOC      Letter of Credit
CGIC          Capital Guaranty Insurance Corporation           MBIA     Municipal Bond Investors Assurance
COP           Certificate of Participation                                   Insurance Corporation
FGIC          Financial Guaranty Insurance Company             PCR      Pollution Control Revenue
FNMA          Federal National Mortgage Association            RRR      Resources Recovery Revenue
FSA           Financial Security Assurance                     SWDR     Solid Waste Disposal Revenue
GNMA          Government National Mortgage Association         SFMR     Single Family Mortgage Revenue
HR            Hospital Revenue                                 TAN      Tax Anticipation Notes
IDR           Industrial Development Revenue                   VRDN     Variable Rate Demand Notes

SUMMARY OF COMBINED RATINGS (UNAUDITED)
FITCH (E)              OR          MOODY'S             OR         STANDARD & POOR'S          PERCENTAGE OF VALUE
---------                          -------                        -----------------          -------------------
AAA                                Aaa                            AAA                               53.0%
AA                                 Aa                             AA                                14.4
A                                  A                              A                                 16.2
BBB                                Baa                            BBB                                1.2
F1                                 MIG1/P1                        SP1/A1                             1.6
Not Rated(f)                       Not Rated(f)                   Not Rated(f)                      13.6
                                                                                                  -------
                                                                                                   100.0%
                                                                                                  =======

NOTES TO STATEMENT OF INVESTMENTS:
    (a) Bonds which are prerefunded are collateralized by U.S. government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
    (b)  Non-income producing security.
    (c)  Secured by letters of credit.
    (d) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (e) Fitch currently provides creditworthiness information for a limited number of investments.
    (f) Securities which, while not rated by Fitch, Moody's or Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.
See notes to financial statements.

DREYFUS CALIFORNIA TAX EXEMPT BOND FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES                                                                                  MAY 31, 1995
ASSETS:
    Investments in securities, at value
      (cost $1,441,230,202)-see statement...................................                                       $1,505,705,802
    Cash....................................................................                                            6,399,350
    Interest receivable.....................................................                                           28,707,883
    Receivable for investment securities sold...............................                                           18,387,279
    Prepaid expenses........................................................                                               23,495
                                                                                                                   --------------
                                                                                                                    1,559,223,809
LIABILITIES:
    Due to The Dreyfus Corporation..........................................                         $901,426
    Payable for Common Stock redeemed.......................................                          304,447
    Accrued expenses and other liabilities..................................                          263,526           1,469,399
                                                                                                     ---------      --------------
NET ASSETS  ................................................................                                       $1,557,754,410
                                                                                                                    ==============
REPRESENTED BY:
    Paid-in capital.........................................................                                        $1,529,162,729
    Accumulated net realized (loss) on investments..........................                                           (35,883,919)
    Accumulated net unrealized appreciation on investments-Note 3...........                                           64,475,600
                                                                                                                    --------------
NET ASSETS at value applicable to 107,144,235 shares outstanding
    (300 million shares of $.01 par value Common Stock authorized)..........                                        $1,557,754,410
                                                                                                                    ==============
NET ASSET VALUE, offering and redemption price per share
    ($1,557,754,410 / 107,144,235 shares)...................................                                               $14.54
                                                                                                                           =======



See notes to financial statements.

DREYFUS CALIFORNIA TAX EXEMPT BOND FUND, INC.
STATEMENT OF OPERATIONS                                                                                  YEAR ENDED MAY 31, 1995
INVESTMENT INCOME:
    INTEREST INCOME.........................................................                                          $99,680,878
    EXPENSES:
      Management fee-Note 2(a)..............................................                    $   9,237,533
      Shareholder servicing costs-Note 2(b).................................                        1,258,217
      Custodian fees........................................................                          105,223
      Prospectus and shareholders' reports..................................                           95,639
      Professional fees.....................................................                           69,980
      Directors' fees and expenses-Note 2(c)................................                           41,938
      Registration fees.....................................................                           26,466
      Miscellaneous.........................................................                           83,242
                                                                                                  ------------
          TOTAL EXPENSES....................................................                                           10,918,238
                                                                                                                      -----------
          INVESTMENT INCOME-NET.............................................                                           88,762,640
REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS:
    Net realized (loss) on investments-Note 3...............................                    $(35,847,441)
    Net unrealized appreciation on investments..............................                       28,991,441
                                                                                                 -------------
          NET REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS.................                                           (6,856,000)
                                                                                                                    -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                          $81,906,640
                                                                                                                     ============




See notes to financial statements.

DREYFUS CALIFORNIA TAX EXEMPT BOND FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                                                                                      YEAR ENDED MAY 31,
                                                                                               -----------------------------------
                                                                                                    1994                1995
                                                                                              ----------------    ----------------
OPERATIONS:
    Investment income-net...................................................                 $     98,860,776     $    88,762,640
    Net realized gain (loss) on investments.................................                       14,715,643         (35,847,441)
    Net unrealized appreciation (depreciation) on investments for the year..                      (79,157,377)         28,991,441
                                                                                              ----------------    ----------------
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................                       34,419,042          81,906,640
                                                                                              ----------------    ----------------
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net...................................................                      (99,704,852)        (88,762,640)
    Net realized gain on investments........................................                      (19,722,025)         (5,043,994)
                                                                                              ----------------    ----------------
      TOTAL DIVIDENDS.......................................................                     (119,426,877)        (93,806,634)
                                                                                              ================    =================

CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold...........................................                      620,929,689         774,956,088
    Dividends reinvested....................................................                       78,107,135          59,447,230
    Cost of shares redeemed.................................................                     (790,202,833)       (923,531,181)
                                                                                              ----------------    ----------------
      (DECREASE) IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS..............                      (91,166,009)        (89,127,863)
                                                                                              ----------------    ----------------
          TOTAL (DECREASE) IN NET ASSETS....................................                     (176,173,844)       (101,027,857)
NET ASSETS:
    Beginning of year.......................................................                    1,834,956,111       1,658,782,267
                                                                                              ----------------    ----------------
    End of year.............................................................                   $1,658,782,267      $1,557,754,410
                                                                                              ================     ===============

                                                                                                  SHARES                SHARES
                                                                                              ----------------    ----------------
CAPITAL SHARE TRANSACTIONS:
    Shares sold.............................................................                       42,109,715          54,884,789
    Shares issued for dividends reinvested..................................                        5,084,822           4,208,309
    Shares redeemed.........................................................                      (53,152,760)        (65,606,330)
                                                                                              ----------------    ----------------
      NET (DECREASE) IN SHARES OUTSTANDING..................................                       (5,958,223)         (6,513,232)
                                                                                              ================    ================




See notes to financial statements.


DREYFUS CALIFORNIA TAX EXEMPT BOND FUND, INC.
FINANCIAL HIGHLIGHTS

Reference is made to Page 3 of the Fund's Prospectus dated October 1, 1995.



DREYFUS CALIFORNIA TAX EXEMPT BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    The Fund is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. Dreyfus Service Corporation, until August 24, 1994, acted as the exclusive distributor of the Fund's shares, which are sold to the public without a sales charge. Dreyfus Service Corporation is a wholly-owned subsidiary of The Dreyfus Corporation ("Manager"). Effective August 24, 1994, the Manager became a direct subsidiary of Mellon Bank, N.A.
    On August 24, 1994, Premier Mutual Fund Services, Inc. (the "Distributor") was engaged as the Fund's distributor. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc.
    (A) PORTFOLIO VALUATION: The Fund's investments are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

DREYFUS CALIFORNIA TAX EXEMPT BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

    The Fund has an unused capital loss carryover of approximately $2,069,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to May 31, 1995. The carryover does not include net realized securities losses from November 1, 1994 through May 31, 1995 which are treated, for Federal income tax purposes, as arising in fiscal 1996. If not applied, the carryover expires in fiscal 2003.
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the average daily value of the Fund's net assets and is payable monthly. The Agreement provides for an expense reimbursement from the Manager should the Fund's aggregate expenses, exclusive of taxes, interest on borrowings, brokerage commissions and extraordinary expenses, exceed 1 1/2% of the average value of the Fund's net assets for any full fiscal year. There was no expense reimbursement for the year ended May 31, 1995.
    (B) Pursuant to the Fund's Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for servicing shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the year ended May 31, 1995, the Fund was charged an aggregate of $483,217 pursuant to the Shareholder Services Plan.
    (C) Prior to August 24, 1994, certain officers and directors of the Fund were "affiliated persons," as defined in the Act, of the Manager and/or Dreyfus Service Corporation. Each director who is not an "affiliated person" receives an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 3-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities amounted to $1,171,923,726 and $1,299,546,628, respectively, for the year ended May 31, 1995, and consisted entirely of long-term and short-term municipal investments.
    At May 31, 1995, accumulated net unrealized appreciation on investments was $64,475,600, consisting of $85,148,492 gross unrealized appreciation and $20,672,892 gross unrealized depreciation.
    At May 31, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


DREYFUS CALIFORNIA TAX EXEMPT BOND FUND, INC.
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF DIRECTORS
DREYFUS CALIFORNIA TAX EXEMPT BOND FUND, INC.
    We have audited the accompanying statement of assets and liabilities of Dreyfus California Tax Exempt Bond Fund, Inc., including the statement of investments, as of May 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus California Tax Exempt Bond Fund, Inc. at May 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                        Ernst & Young LLP

New York, New York
June 30, 1995





                DREYFUS CALIFORNIA TAX EXEMPT BOND FUND, INC.


                          PART C. OTHER INFORMATION
                           _________________________


Item 24.   Financial Statements and Exhibits. - List
_______    _________________________________________

     (a)   Financial Statements:

                Included in Part A of the Registration Statement


                Condensed Financial Information for the ten fiscal years ended May 31, 1995.



                Included in Part B of the Registration Statement:


                     Statement of Investments-- May 31, 1995.

                     Statement of Assets and Liabilities-- May 31, 1995.

                     Statement of Operations--year ended May 31, 1995.

                     Statement of Changes in Net Assets--for each of the years ended May 31, 1994 and 1995.

                     Notes to Financial Statements

                     Report of Ernst & Young LLP, Independent Auditors, dated June 30, 1995.







Schedules No. I through VII and other financial statement information, for which provision is made in the applicable accounting regulations of the Securities and Exchange Commission, are either omitted because they are not required under the related instructions, they are inapplicable, or the required information is presented in the financial statements or notes thereto which are included in Part B of the Registration Statement.


Item 24.   Financial Statements and Exhibits. - List (continued)
_______    _____________________________________________________

  (b)      Exhibits:

  (1)(a) Registrant's Articles of Incorporation and Articles of Amendment are incorporated by reference to Exhibit (1) of the Registration Statement on Form N-1, filed on May 27, 1983 and Exhibit (1) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1, filed on July 15, 1983.

  (1)(b) Registrant's Articles of Amendment are incorporated by reference to Exhibit (1)(b) of Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A, filed on September 28, 1993.

  (2) Registrant's By-Laws, as amended October 18, 1989, are incorporated by reference to Exhibit (2) of Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A, filed on September 28, 1990.

  (4) Specimen certificate for the Registrant's securities is incorporated by reference to Exhibit (4) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1, filed on July 15, 1983.


  (5)      Management Agreement.


  (6)(a)   Distribution Agreement.



  (8)(a) Amended and Restated Custody Agreement dated as of August 18, 1989 is incorporated by reference to Exhibit 8(a) of Post Effective Amendment No. 12 to the Registration Statement on Form N-1A, filed on September 28, 1990.

  (8)(b) Sub-Custodian Agreements are incorporated by reference to Exhibit 8(b) of Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A, filed on September 26, 1986 and Exhibits
           (8)(c) and (d) of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A, filed on September 24, 1988.


  (9)      Revised Shareholder Services Plan.


  (10) Opinion and consent of Registrant's Counsel is incorporated by reference to Exhibit (10) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1, filed on July 15, 1983.

  (11)     Consent of Independent Auditors.


  (16) Schedules of Calculation of Performance Data are incorporated by reference to Exhibit 24(b)(16) of Post-Effective Amendment No. 16 to the Registration Statement filed on July 20, 1994.






Item 24.   Financial Statements and Exhibits. - List (continued)
_______    _____________________________________________________

           Other Exhibits
           ______________


                (a)  Powers of Attorney.

                (b)  Certificate of Assistant Secretary.



Item 25.   Persons Controlled by or under Common Control with Registrant.
_______    ______________________________________________________________

           Not Applicable

Item 26.   Number of Holders of Securities.
_______    ________________________________


            (1)                              (2)

                                                Number of Record
         Title of Class                  Holders as of August 15, 1995
         ______________                  _____________________________

         Common Stock                        14,991
         (Par value $.01)


Item 27.    Indemnification
_______     _______________

         The Statement as to the general effect of any contract, arrangements or statute under which a director, officer, underwriter or affiliated person of the Registrant is insured or indemnified in any manner against any liability which may be incurred in such capacity, other than insurance provided by any director, officer, affiliated person or underwriter for their own protection, is incorporated by reference to Item 4 of the Registration Statement on Form N-1, filed on May 27, 1983 and Exhibit (4) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on July 15, 1983.

         Reference is also made to the Management Agreement and to the Distribution Agreement, incorporated by reference to Exhibits (5) and (6) to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1, filed on July 15, 1983.




Item 28.    Business and Other Connections of Investment Adviser.
_______     ____________________________________________________


            The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser and manager for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, served primarily as distributor of shares of investment companies sponsored by Dreyfus and of other investment companies for which Dreyfus acts as investment adviser, sub-investment adviser or administrator prior to August 24, 1995. Dreyfus Management, Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals.



Item 28.  Business and Other Connections of Investment Adviser (continued)
________  ________________________________________________________________

          Officers and Directors of Investment Adviser
          ____________________________________________



Name and Position
with Dreyfus                  Other Businesses
_________________             ________________



MANDELL L. BERMAN             Real estate consultant and private investor
Director                           29100 Northwestern Highway, Suite 370
                                   Southfield, Michigan 48034;
                              Past Chairman of the Board of Trustees of Skillman Foundation.
                              Member of The Board of Vintners Intl.


FRANK V. CAHOUET              Chairman of the Board, President and
Director                      Chief Executive Officer:
                                   Mellon Bank Corporation
                                   One Mellon Bank Center
                                   Pittsburgh, Pennsylvania 15258;
                                   Mellon Bank, N.A.
                                   One Mellon Bank Center
                                   Pittsburgh, Pennsylvania 15258
                              Director:
                                   Avery Dennison Corporation
                                   150 North Orange Grove Boulevard
                                   Pasadena, California 91103;
                                   Saint-Gobain Corporation
                                   750 East Swedesford Road
                                   Valley Forge, Pennsylvania 19482;
                                   Teledyne, Inc.
                                   1901 Avenue of the Stars
                                   Los Angeles, California 90067



ALVIN E. FRIEDMAN             Senior Adviser to Dillon, Read & Co. Inc.
Director                           535 Madison Avenue
                                   New York, New York 10022;
                                   Director and member of the Executive
                                   Committee of Avnet, Inc.**



LAWRENCE M. GREENE            Director:
Director                           Dreyfus America Fund



JULIAN M. SMERLING            None
Director



DAVID B. TRUMAN               Educational consultant;
Director                      Past President of the Russell Sage Foundation
                                   230 Park Avenue
                                   New York, New York 10017;
                              Past President of Mount Holyoke College
                                   South Hadley, Massachusetts 01075;




DAVID B. TRUMAN               Former Director:
(cont'd) Student Loan Marketing Association 1055 Thomas Jefferson Street, N.W. Washington, D.C. 20006;
                              Former Trustee:
                                   College Retirement Equities Fund
                                   730 Third Avenue
                                   New York, New York 10017



HOWARD STEIN                  Chairman of the Board:
Chairman of the Board and          Dreyfus Acquisition Corporation*;
Chief Executive Officer            The Dreyfus Consumer Credit Corporation*;
                                   Dreyfus Management, Inc.*;
                                   Dreyfus Service Corporation*;
                              Chairman of the Board and Chief Executive
                              Officer:
                                   Major Trading Corporation*;
                              Director:
                                   Avnet, Inc.**;
                                   Dreyfus America Fund++++;
                                   The Dreyfus Fund International
                                   Limited+++++;
                                   World Balanced Fund+++;
                                   Dreyfus Partnership Management,
                                        Inc.*;
                                   Dreyfus Personal Management, Inc.*;
                                   Dreyfus Precious Metals, Inc.*;
                                   Dreyfus Service Organization, Inc.*;
                                   Seven Six Seven Agency, Inc.*;
                              Trustee:
                                   Corporate Property Investors
                                   New York, New York



W. KEITH SMITH                Chairman and Chief Executive Officer:
Vice Chairman of the Board         The Boston Company
                                   One Boston Place
                                   Boston, Massachusetts 02108
                              Vice Chairman of the Board:
                                   Mellon Bank Corporation
                                   One Mellon Bank Center
                                   Pittsburgh, Pennsylvania 15258;
                                   Mellon Bank, N.A.
                                   One Mellon Bank Center
                                   Pittsburgh, Pennsylvania 15258
                              Director:
                                   Dentsply International, Inc.
                                   570 West College Avenue
                                   York, Pennsylvania 17405



ROBERT E. RILEY               Director:
President, Chief                   Dreyfus Service Corporation*;
Operating Officer,            Former Executive Vice President:
and a Director                     Prudential Investment Corporation
                                   751 Board Street
                                   Newark, New Jersey 07102



STEPHEN E. CANTER             Former Chairman and Chief Executive Officer:
Vice Chairman and                  Kleinwort Benson Investment Management
Chief Investment Officer,               Americas Inc.*
and a Director



LAWRENCE S. KASH              Chairman, President and Chief
Vice Chairman-Distribution    Executive Officer:
and a Director                     The Boston Company Advisors, Inc.
                                   53 State Street
                                   Exchange Place
                                   Boston, Massachusetts 02109
                              Executive Vice President and Director:
                                   Dreyfus Service Organization, Inc.*;
                              Director:
                                   The Dreyfus Consumer Credit Corporation*;
                                   The Dreyfus Trust Company++'
                                   Dreyfus Service Corporation*;
                              President:
                                   The Boston Company
                                   One Boston Place
                                   Boston, Massachusetts  02108;
                                   Laurel Capital Advisors
                                   One Mellon Bank Center
                                   Pittsburgh, Pennsylvania 15258;
                                   Boston Group Holdings, Inc.
                              Executive Vice President:
                                   Mellon Bank, N.A.
                                   One Mellon Bank Center
                                   Pittsburgh, Pennsylvania 15258;
                                   Boston Safe Deposit & Trust
                                   One Boston Place
                                   Boston, Massachusetts 02108



PHILIP L. TOIA                Chairman of the Board and Trust Investment
Vice Chairman-Operations      Officer:
and Administration                 The Dreyfus Trust Company+++;
                              Chairman of the Board and Chief Executive
                              Officer:
                                   Major Trading Corporation*;
                              Director:
                                   The Dreyfus Security Savings Bank F.S.B.+;
                                   Dreyfus Service Corporation*;
                                   Seven Six Seven Agency, Inc.*;
                              President and Director:
                                   Dreyfus Acquisition Corporation*;
                                   The Dreyfus Consumer Credit Corporation*;
                                   Dreyfus-Lincoln, Inc.*;
                                   Dreyfus Management, Inc.*;
                                   Dreyfus Personal Management, Inc.*;
                                   Dreyfus Partnership Management, Inc.+;
                                   Dreyfus Service Organization*;
                                   The Truepenny Corporation*;



PHILIP L. TOIA                Formerly, Senior Vice President:
(cont'd) The Chase Manhattan Bank, N.A. and The Chase Manhattan Capital Markets Corporation
                                   One Chase Manhattan Plaza
                                   New York, New York 10081



BARBARA E. CASEY              President:
Vice President-                    Dreyfus Retirement Services Division;
Dreyfus Retirement            Executive Vice President:
Services                           Boston Safe Deposit & Trust Co.
                                   One Boston Place
                                   Boston, Massachusetts 02108



DIANE M. COFFEY               None
Vice President-
Corporate Communications



ELIE M. GENADRY               President:
Vice President-                    Institutional Services Division of Dreyfus
Institutional Sales                Service Corporation*;
                                   Broker-Dealer Division of Dreyfus Service
                                   Corporation*;
                                   Group Retirement Plans Division of Dreyfus
                                   Service Corporation;
                              Executive Vice President:
                                   Dreyfus Service Corporation*;
                                   Dreyfus Service Organization, Inc.*;
                              Vice President:
                                   The Dreyfus Trust Company++



HENRY D. GOTTMANN             Executive Vice President:
Vice President-Retail              Dreyfus Service Corporation*;
Sales and Service             Vice President:
                                   Dreyfus Precious Metals*



DANIEL C. MACLEAN             Director, Vice President and Secretary:
Vice President and General         Dreyfus Precious Metals, Inc.*;
Counsel                       Director and Vice President:
                                   The Dreyfus Consumer Credit Corporation*;
                              Director and Secretary:
                                   Dreyfus Partnership Management, Inc.*;
                                   Major Trading Corporation*;
                                   The Truepenny Corporation+;
                              Director:
                                   The Dreyfus Trust Company++;
                              Secretary:
                                   Seven Six Seven Agency, Inc.*



JEFFREY N. NACHMAN            None
Vice President-Mutual Fund
Accounting



WILLIAM F. GLAVIN, JR.        Senior Vice President:
Vice President-Corporate           The Boston Company Advisors, Inc.
Development                        53 State Street
                                   Exchange Place
                                   Boston, Massachusetts 02109



KATHERINE C. WICKHAM          Formerly, Assistant Commissioner:
Vice President-               Department of Parks and Recreation of the
Human Resources                    City of New York
                                   830 Fifth Avenue
                                   New York, New York 10022



MARK N. JACOBS                Vice President, Secretary and Director:
Vice President-Fund                Lion Management, Inc.*;
Legal and Secretary           Secretary:
                                   The Dreyfus Consumer Credit Corporation*;
                                   Dreyfus Management, Inc.*;
                              Assistant Secretary:
                                   Dreyfus Service Organization, Inc.*;
                                   Major Trading Corporation*;
                                   The Truepenny Corporation*



ANDREW S. WASSER              Vice President:
Vice President-Information         Mellon Bank Corporation
Services                           One Mellon Bank Center
                                   Pittsburgh, Pennsylvania 15258


MAURICE BENDRIHEM             Treasurer:
Controller                         Dreyfus Partnership Management, Inc.*;
                                   Dreyfus Service Organization, Inc.*;
                                   Seven Six Seven Agency, Inc.*;
                                   The Truepenny Corporation*;
                              Controller:
                                   Dreyfus Acquisition Corporation*;
                                   The Dreyfus Trust Company++;
                                   The Dreyfus Consumer Credit Corporation*;
                              Assistant Treasurer:
                                   Dreyfus Precious Metals*
                              Formerly, Vice President-Financial Planning,
                              Administration and Tax:
                                   Showtime/The Movie Channel, Inc.
                                   1633 Broadway
                                   New York, New York 10019


ELVIRA OSLAPAS                Assistant Secretary:
Assistant Secretary                Dreyfus Service Corporation*;
                                   Dreyfus Management, Inc.*;
                                   Dreyfus Acquisition Corporation, Inc.*;
                                   The Truepenny Corporation+



______________________________________

* The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
** The address of the business so indicated is 80 Cutter Mill Road, Great Neck, New York 11021.
+ The address of the business so indicated is Atrium Building, 80 Route 4 East, Paramus, New Jersey 07652.
++ The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.
+++ The address of the business so indicated is One Rockefeller Plaza, New York, New York 10020.
++++    The address of the business so indicated is 2 Boulevard Royal,
        Luxembourg.
+++++   The address of the business so indicated is Nassau, Bahama Islands.


Item 29.  Principal Underwriters
________  ______________________

     (a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:


           1)  Comstock Partners Strategy Fund, Inc.
           2)  Dreyfus A Bonds Plus, Inc.
           3)  Dreyfus Appreciation Fund, Inc.
           4)  Dreyfus Asset Allocation Fund, Inc.
           5)  Dreyfus Balanced Fund, Inc.
           6)  Dreyfus BASIC Money Market Fund, Inc.
           7)  Dreyfus BASIC Municipal Fund, Inc.
           8)  Dreyfus BASIC U.S. Government Money Market Fund
           9)  Dreyfus California Intermediate Municipal Bond Fund
          10)  Dreyfus California Tax Exempt Money Market Fund
          11)  Dreyfus Capital Value Fund, Inc.
          12)  Dreyfus Cash Management
          13)  Dreyfus Cash Management Plus, Inc.
          14)  Dreyfus Connecticut Intermediate Municipal Bond Fund
          15)  Dreyfus Connecticut Municipal Money Market Fund, Inc.
          16)  The Dreyfus Convertible Securities Fund, Inc.
          17)  Dreyfus Edison Electric Index Fund, Inc.
          18)  Dreyfus Florida Intermediate Municipal Bond Fund
          19)  Dreyfus Florida Municipal Money Market Fund
          20)  Dreyfus Focus Funds, Inc.
          21)  The Dreyfus Fund Incorporated
          22)  Dreyfus Global Bond Fund, Inc.
          23)  Dreyfus Global Growth, L.P. (A Strategic Fund)
          24)  Dreyfus GNMA Fund, Inc.
          25)  Dreyfus Government Cash Management
          26)  Dreyfus Growth and Income Fund, Inc.
          27)  Dreyfus Growth Opportunity Fund, Inc.
          28)  Dreyfus Institutional Money Market Fund
          29)  Dreyfus Institutional Short Term Treasury Fund
          30)  Dreyfus Insured Municipal Bond Fund, Inc.
          31)  Dreyfus Intermediate Municipal Bond Fund, Inc.
          32)  Dreyfus International Equity Fund, Inc.
          33)  Dreyfus Investors GNMA Fund
          34)  The Dreyfus/Laurel Funds, Inc.
          35)  The Dreyfus/Laurel Funds Trust
          36)  The Dreyfus/Laurel Tax-Free Municipal Funds
          37)  The Dreyfus/Laurel Investment Series
          38)  The Dreyfus Leverage Fund, Inc.
          39)  Dreyfus Life and Annuity Index Fund, Inc.
          40)  Dreyfus LifeTime Portfolios, Inc.
          41)  Dreyfus Liquid Assets, Inc.
          42)  Dreyfus Massachusetts Intermediate Municipal Bond Fund
          43)  Dreyfus Massachusetts Municipal Money Market Fund
          44)  Dreyfus Massachusetts Tax Exempt Bond Fund
          45)  Dreyfus Michigan Municipal Money Market Fund, Inc.
          46)  Dreyfus Money Market Instruments, Inc.
          47)  Dreyfus Municipal Bond Fund, Inc.
          48)  Dreyfus Municipal Cash Management Plus
          49)  Dreyfus Municipal Money Market Fund, Inc.
          50)  Dreyfus New Jersey Intermediate Municipal Bond Fund
          51)  Dreyfus New Jersey Municipal Bond Fund, Inc.
          52)  Dreyfus New Jersey Municipal Money Market Fund, Inc.
          53)  Dreyfus New Leaders Fund, Inc.
          54)  Dreyfus New York Insured Tax Exempt Bond Fund
          55)  Dreyfus New York Municipal Cash Management
          56)  Dreyfus New York Tax Exempt Bond Fund, Inc.
          57)  Dreyfus New York Tax Exempt Intermediate Bond Fund
          58)  Dreyfus New York Tax Exempt Money Market Fund
          59)  Dreyfus Ohio Municipal Money Market Fund, Inc.
          60)  Dreyfus 100% U.S. Treasury Intermediate Term Fund
          61)  Dreyfus 100% U.S. Treasury Long Term Fund
          62)  Dreyfus 100% U.S. Treasury Money Market Fund
          63)  Dreyfus 100% U.S. Treasury Short Term Fund
          64)  Dreyfus Pennsylvania Intermediate Municipal Bond Fund
          65)  Dreyfus Pennsylvania Municipal Money Market Fund
          66)  Dreyfus Short-Intermediate Government Fund
          67)  Dreyfus Short-Intermediate Municipal Bond Fund
          68)  Dreyfus Short-Term Income Fund, Inc.
          69)  The Dreyfus Socially Responsible Growth Fund, Inc.
          70)  Dreyfus Strategic Growth, L.P.
          71)  Dreyfus Strategic Income
          72)  Dreyfus Strategic Investing
          73)  Dreyfus Tax Exempt Cash Management
          74)  The Dreyfus Third Century Fund, Inc.
          75)  Dreyfus Treasury Cash Management
          76)  Dreyfus Treasury Prime Cash Management
          77)  Dreyfus Variable Investment Fund
          78)  Dreyfus-Wilshire Target Funds, Inc.
          79)  Dreyfus Worldwide Dollar Money Market Fund, Inc.
          80)  General California Municipal Bond Fund, Inc.
          81)  General California Municipal Money Market Fund
          82)  General Government Securities Money Market Fund, Inc.
          83)  General Money Market Fund, Inc.
          84)  General Municipal Bond Fund, Inc.
          85)  General Municipal Money Market Fund, Inc.
          86)  General New York Municipal Bond Fund, Inc.
          87)  General New York Municipal Money Market Fund
          88)  Pacifica Funds Trust -
                    Pacific American Money Market Portfolio
                    Pacific American U.S. Treasury Portfolio
          89)  Peoples Index Fund, Inc.
          90)  Peoples S&P MidCap Index Fund, Inc.
          91)  Premier Insured Municipal Bond Fund
          92)  Premier California Municipal Bond Fund
          93)  Premier Global Investing, Inc.
          94)  Premier GNMA Fund
          95)  Premier Growth Fund, Inc.
          96)  Premier Municipal Bond Fund
          97)  Premier New York Municipal Bond Fund
          98)  Premier State Municipal Bond Fund


(b)

                                                             Positions and
Name and principal        Positions and offices with         offices with
business address          the Distributor                    Registrant
__________________        ___________________________        _____________


Marie E. Connolly+        Director, President, Chief         President and
                          Operating Officer and Compliance   Treasurer
                          Officer


Joseph F. Tower, III+     Senior Vice President, Treasurer   Assistant
                          and Chief Financial Officer        Treasurer


John E. Pelletier+        Senior Vice President, General     Vice President
                          Counsel, Secretary and Clerk       and Secretary


Frederick C. Dey++        Senior Vice President              Vice President
                                                             and Assistant
                                                                 Treasurer


Eric B. Fischman++        Vice President and Associate       Vice President
                          General Counsel                    and Assistant
                                                             Secretary


Lynn H. Johnson+          Vice President                     None


Ruth D. Leibert++         Assistant Vice President           Assistant
                                                             Secretary


Paul Prescott+            Assistant Vice President           None


Leslie M. Gaynor+         Assistant Treasurer                None


Mary Nelson+              Assistant Treasurer                None


John J. Pyburn++          Assistant Treasurer                Assistant
                                                             Treasurer


Jean M. O'Leary+          Assistant Secretary and            None
                          Assistant Clerk


John W. Gomez+            Director                           None


William J. Nutt+          Director                           None




________________________________
 +   Principal business address is One Exchange Place, Boston, Massachusetts
     02109.
++   Principal business address is 200 Park Avenue, New York, New York 10166.



Item 30.    Location of Accounts and Records
            ________________________________

            1.  The Shareholder Services Group, Inc.,
                a subsidiary of First Data Corporation
                P.O. Box 9671
                Providence, Rhode Island 02940-9671

            2.  The Bank of New York
                90 Washington Street
                New York, New York 10286

            3.  The Dreyfus Corporation
                200 Park Avenue
                New York, New York 10166

Item 31.    Management Services
_______     ___________________

            Not Applicable

Item 32.    Undertakings
________    ____________

  (1) To call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares of common stock and in connection with such meeting to comply with the provisions of
            Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

  (2) To furnish each person to whom a prospectus is delivered with a copy of the Fund's latest Annual Report to Shareholders, upon request and without charge.



                                 SIGNATURES
                                  __________


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for the effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 28th day of August, 1995.


          DREYFUS CALIFORNIA TAX EXEMPT BOND FUND, INC.

          BY:  /s/Marie E. Connolly*
               -----------------------------
               MARIE E. CONNOLLY, PRESIDENT


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


       Signatures                        Title                       Date

________________________     ______________________________     __________


/s/Marie E. Connolly*          President and Treasurer             8/28/95
_____________________________  (Principal Executive Officer,
Marie E. Connolly              Financial and Accounting Officer)

/s/Joseph S. DiMartino*        Chairman of the Board               8/28/95
_____________________________
Joseph S. DiMartino

/s/David W. Burke*             Director                            8/28/95
______________________________
David W. Burke

/s/Samuel Chase*               Director                            8/28/95
_____________________________
Samuel Chase

/s/Gordon J. Davis*            Director                            8/28/95
______________________________
Gordon J. Davis

/s/Joni Evans*                 Director                            8/28/95
_____________________________
Joni Evans

/s/Arnold S. Hiatt*            Director                            8/28/95
_____________________________
Arnold S. Hiatt

/s/David J. Mahoney*           Director                            8/28/95
_____________________________
David J. Mahoney

/s/Burton N. Wallack*          Director                            8/28/95
_____________________________
Burton N. Wallack


*BY:
     _________________________
     Eric B. Fischman
     Attorney-in-Fact



                DREYFUS CALIFORNIA TAX-EXEMPT BOND FUND, INC.


                                EXHIBIT INDEX

Exhibit No.



24(b)(5)                 Management Agreement

24(b)(6)(a)              Distribution Agreement

24(b)(9)                 Shareholder Services Plan

24(b)(11)                Consent of Ernst & Young LLP

Other                    Powers of Attorney

                         Certificate of Assistant Secretary